UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2026

Warner Bros. Discovery, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34177

Delaware	35-2333914
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

230 Park Avenue South
New York, New York 10003
(Address of principal executive offices, including zip code)

212-548-5555
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[☐]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[x]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[☐]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[☐]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Series A Common Stock	WBD	Nasdaq Global Select Market
4.302% Senior Notes due 2030	WBDI30, WBDI30A	Nasdaq Global Market
4.693% Senior Notes due 2033	WBDI33, WBDI33A	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 27, 2026, Warner Bros. Discovery, Inc., a Delaware corporation (“WBD”), Paramount Skydance Corporation, a Delaware corporation (“PSKY”), and Prince Sub Inc., a Delaware corporation and wholly owned subsidiary of PSKY (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which and subject to the terms and conditions therein, at the effective time of the Merger (as defined below) (the “Effective Time”), Merger Sub will merge with and into WBD, with WBD surviving as a wholly owned subsidiary of PSKY (the “Merger”).

The boards of directors of WBD and PSKY have unanimously approved the Merger Agreement, including the Merger and the other transactions contemplated thereby, and the board of directors of WBD has resolved to recommend that WBD’s stockholders approve the Merger and adopt the Merger Agreement.

The Merger Agreement

Effect on Capital Stock

At the Effective Time, subject to the terms and conditions of the Merger Agreement, each share of Series A common stock, par value $0.01 per share (the “WBD Common Stock”), of WBD issued and outstanding immediately prior to the Effective Time (other than shares of WBD Common Stock to be canceled for no consideration in accordance with the Merger Agreement or as to which appraisal rights have been properly exercised) shall be converted into the right to receive an amount in cash equal to $31.00, without interest, plus, if the date on which the closing of the Merger (the “Closing”) occurs (the “Closing Date”) is after September 30, 2026, the Ticking Consideration (the “Merger Consideration”). The “Ticking Consideration” will be an amount in cash equal to $0.00277778 multiplied by the number of calendar days elapsed after September 30, 2026 to and including the Closing Date (which, for the avoidance of doubt, will not exceed $0.25 per 90 calendar day period).

Treatment of Equity Awards

At the Effective Time, each outstanding option to purchase shares of WBD Common Stock granted under any WBD stock plan (a “WBD Option”) that is (x) by its terms vested as of the Effective Time or (y) held by a former employee or service provider of WBD (each, a “Vested WBD Option”) will be canceled and converted into the right to receive an amount in cash, without interest, equal to the product obtained by multiplying (i) the excess, if any, of the Merger Consideration over the per-share exercise price for such Vested WBD Option by (ii) the total number of shares of WBD Common Stock subject to such Vested WBD Option immediately prior to the Effective Time.

At the Effective Time, each WBD Option that is outstanding and unexercised immediately prior to the Effective Time and that is not a Vested WBD Option (an “Unvested WBD Option”) with an exercise price per share of WBD Common Stock that is less than the Merger Consideration will be assumed by PSKY and automatically converted into the contingent right to receive an amount in cash, without interest, equal to the product obtained by multiplying (i) the excess of the Merger Consideration over the per-share exercise price for such Unvested WBD Option, by (ii) the total number of shares of WBD Common Stock subject to such Unvested WBD Option immediately prior to the Effective Time (the “Unvested WBD Option Consideration”), with such Unvested WBD Option Consideration remaining subject to the same terms and conditions (including any applicable terms relating to accelerated vesting upon qualifying terminations of employment and timing and form of payment) that applied to the corresponding Unvested WBD Option immediately prior to the Effective Time (except for terms rendered inoperative by reason of the transactions contemplated by the Merger Agreement or for other administrative or ministerial changes as in the reasonable and good faith determination of PSKY are appropriate to conform the administration of the Unvested WBD Option Consideration amounts and are not adverse to the holders) with respect to receipt of the Unvested WBD Option Consideration.

At the Effective Time, each WBD Option with an exercise price per share of WBD Common Stock that is equal to or greater than the Merger Consideration will be canceled without any cash payment or other consideration being made in respect thereof.

At the Effective Time, each award of restricted stock units corresponding to shares of WBD Common Stock granted pursuant to any WBD stock plan, including performance restricted stock units (a “WBD RSU”) that is vested in accordance with its terms as of the Effective Time or that is held by a non-employee member of the board of directors of WBD (each, a “Vested WBD RSU”), will be canceled and converted into the right to receive the Merger Consideration with respect to each share of WBD Common Stock underlying such Vested WBD RSU, with the number of shares of WBD Common Stock subject to such Vested WBD RSU granted with performance-based vesting conditions determined based on the attainment of the applicable performance measures at the actual level of performance by the board of directors of WBD or a committee thereof in the ordinary course of business and consistent with past practice.

At the Effective Time, each WBD RSU that is outstanding immediately prior to the Effective Time and that is not a Vested WBD RSU (each, an “Unvested WBD RSU”) will be assumed by PSKY and automatically converted into the contingent right to receive an amount in cash, without interest, equal to the product of (i) the Merger Consideration, multiplied by (ii) the total number of shares of WBD Common Stock subject to such Unvested WBD RSU immediately prior to the Effective Time (the “Unvested WBD RSU Consideration”), with such Unvested WBD RSU Consideration remaining subject to the same terms and conditions (including any applicable terms relating to accelerated vesting upon qualifying terminations of employment and timing and form of payment) that applied to the corresponding Unvested WBD RSU immediately prior to the Effective Time (except for terms rendered inoperative by reason of the transactions contemplated by the Merger Agreement or for other administrative or ministerial changes as in the reasonable and good faith determination of PSKY are appropriate to conform the administration of the Unvested WBD RSU Consideration amounts and are not adverse to the holders) with respect to receipt of the Unvested WBD RSU Consideration.

At the Effective Time, the total number of shares of WBD Common Stock subject to each Unvested WBD RSU with performance-based vesting conditions will be determined by assuming (i) in respect of such Unvested WBD RSUs for which the applicable performance period has been completed prior to the Effective Time, actual performance, and (ii) in respect of such Unvested WBD RSUs for which the applicable performance period has not been completed prior to the Effective Time, achievement at the greater of (x) target performance and (y) actual performance extrapolated through the end of the applicable performance period based on actual performance through the Closing Date, determined by the board of directors of WBD or a committee thereof in good faith and consistent with past practice.

At the Effective Time, each deferred stock unit of WBD (a “WBD DSU”) that is outstanding immediately prior to the Effective Time will be assumed by PSKY and automatically converted into a right to receive an amount in cash, without interest, equal to the product obtained by multiplying (A) the Merger Consideration by (B) the number of shares of WBD Common Stock subject to such WBD DSU immediately prior to the Effective Time (the “WBD DSU Consideration”), with such WBD DSU Consideration remaining subject to the same terms and conditions that applied to the corresponding WBD DSU immediately prior to the Effective Time (including with respect to timing of payment).

At the Effective Time, each notional investment unit with respect to shares of WBD Common Stock (a “WBD Notional Unit”) subject to WBD’s Non-Employee Directors Deferral Plan and WBD’s Supplemental Retirement Plan (each, a “WBD DC Plan”) that is outstanding immediately prior to the Effective Time will be assumed by PSKY and automatically converted into a notional unit with respect to a number of shares of Class B common stock, par value $0.001 per share (“PSKY Class B Common Stock”), of PSKY (a “PSKY Notional Unit”) equal to the product obtained by multiplying (A) the Equity Award Exchange Ratio (as defined below) by (B) the number of shares of WBD Common Stock subject to such WBD Notional Unit immediately prior to the Effective Time, with each such PSKY Notional Unit remaining subject to the same terms and conditions that applied to the corresponding WBD Notional Unit immediately prior to the Effective Time (including with respect to timing and form of payment), as set forth in the applicable WBD DC Plan. The “Equity Award Exchange Ratio” is determined by dividing (i) the Merger Consideration by (ii) the per share volume-weighted average trading price of PSKY Class B Common Stock for the fifteen consecutive trading days ending on (and including) the trading day that is three trading days prior to the Closing Date.

Representation and Warranties; Certain Covenants

The Merger Agreement contains customary representations and warranties of both WBD, on the one hand, and PSKY and Merger Sub, on the other hand, in each case generally subject to materiality qualifiers. Additionally, the Merger Agreement provides for customary pre-closing covenants of WBD, including covenants relating to conducting its business in the ordinary course consistent with past practice and to refrain from taking certain actions without PSKY’s consent, covenants not to solicit proposals relating to alternative transactions or, subject to certain exceptions, enter into discussions concerning or provide information in connection with such alternative transactions and, subject to certain exceptions, covenants to recommend that WBD’s stockholders approve the Merger and adopt the Merger Agreement (such recommendation, the “WBD Recommendation”). The Merger Agreement also provides that, until the earliest of the Effective Time, June 4, 2027 (if the Merger Agreement is terminated in certain circumstances) and the termination of the Merger Agreement (if the Merger Agreement is terminated in all other circumstances), PSKY and its affiliates and representatives will be subject to a standstill and will not, among other things, effect or seek to effect (i) any acquisition of securities of WBD, (ii) any tender or exchange offer, merger or other business combination involving WBD, (iii) any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to WBD or (iv) any “solicitation” of “proxies” (as such terms are used in the proxy rules of the U.S. Securities and Exchange Commission) or consents to vote any securities of WBD or the calling of a meeting of WBD’s stockholders or the initiation of any proposal for action by WBD’s stockholders, in each case, except as set forth in the Merger Agreement or in connection with the transactions contemplated thereby.

With respect certain of the outstanding senior notes issued by certain subsidiaries of WBD, the Merger Agreement provides that, prior to October 15, 2026, PSKY may deliver one formal request (a “Specified Request”) in writing to WBD requesting that WBD either, subject to certain exceptions, (i) commence and use reasonable best efforts to effectuate a consent solicitation (on terms mutually determined by PSKY and WBD in good faith) to eliminate the obligation to commence an Exchange Offer (as defined in WBD’s Offer to Purchase and Consent Solicitation Statement, dated as of June 9, 2025 (the “Offer to Purchase”)) for such outstanding senior notes or otherwise modify the required terms of such Exchange Offer, (ii) commence and use reasonable best efforts to effectuate an Exchange Offer for such outstanding senior notes (on terms mutually determined by PSKY and WBD in good faith, subject to certain conditions) or (iii) make a payment in the amount of $100 per $1,000 principal amount or €100 per €1,000 principal amount of such outstanding senior notes in lieu of effectuating an Exchange Offer for such outstanding senior notes, as contemplated by the Offer to Purchase (the “Amended Notes Payment Amount”); provided that, if the Amended Notes Payment Amount becomes due and payable pursuant to the above, PSKY shall timely and fully pay such amount (such amount not to exceed $1,528,000,000 in the aggregate).

If PSKY does not make a Specified Request by October 15, 2026, WBD may, after such date, commence one or more consent solicitations with respect to the outstanding senior notes or commence an Exchange Offer for such outstanding senior notes, in each case, on terms determined by WBD in its sole discretion, or pay the Amended Notes Payment Amount; provided that, if the Amended Notes Payment Amount becomes due and payable pursuant to the above, PSKY shall timely and fully pay such amount (subject to the aggregate limit described above).

Prior to the adoption of the Merger Agreement by WBD’s stockholders, the board of directors of WBD may, in response to an unsolicited third-party acquisition proposal received after the date of the Merger Agreement, withdraw, qualify, modify or propose publicly to do the foregoing with respect to the WBD Recommendation, or approve, recommend or otherwise declare advisable a Company Superior Proposal (as defined in the Merger Agreement), or cause WBD to terminate the Merger Agreement, subject to complying with notice requirements and other specified processes in the Merger Agreement, including giving PSKY the opportunity to propose revisions to the terms of the transactions contemplated by the Merger Agreement during a match right period, and paying PSKY the Company Termination Fee (as defined below) prior to or substantially concurrently with such termination.

WBD and PSKY have agreed to use their respective reasonable best efforts to take all actions necessary, proper or advisable under applicable laws to consummate the Merger as promptly as practicable after the date of the Merger Agreement, including to obtain the required regulatory approvals for the Merger, and PSKY has agreed, if required to resolve or eliminate any impediments or objections that may be asserted with respect to the Merger, to certain commitments relating thereto.

Closing Conditions

Consummation of the Merger is subject to the satisfaction or waiver of certain customary conditions, including, among others, (i) the adoption of the Merger Agreement by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of WBD Common Stock entitled to vote (the “WBD Stockholder Approval”) at a meeting of WBD’s stockholders duly called and held for such purpose (the “WBD Stockholder Meeting”), (ii) the expiration of certain mandatory waiting periods or receipt of certain clearances or affirmative approvals of certain governmental bodies, agencies or authorities and (iii) the absence of any law or order, issued by a court or governmental entity of competent jurisdiction, restraining, enjoining, prohibiting or preventing the consummation of the Merger. Each of WBD’s and PSKY’s obligations to consummate the Merger is also subject to certain other conditions, including, among others, the compliance with pre-closing covenants by and accuracy of the representations and warranties of WBD (on the part of PSKY), on the one hand, and PSKY and Merger Sub (on the part of WBD), on the other hand (in each case, subject to certain qualifications). PSKY’s obligation to consummate the Merger is also subject to (x) the absence of certain changes that have had, or would reasonably be expected to have, a material adverse effect with respect to the Streaming and Studios segments of WBD and (y) WBD not having completed the separation of its Streaming & Studios business from its Global Linear Networks business nor having declared or made any dividend to WBD’s stockholders to effectuate such separation.

Financing Arrangements

Concurrently with the execution of the Merger Agreement, each of (i) The Lawrence J. Ellison Revocable Trust, u/a/d 1/22/88, as amended (the “Trust”), and Mr. Lawrence J. Ellison (together with the Trust, the “Ellison Parties”) and (ii) RedBird Capital Partners Fund IV (Master), L.P. (“RedBird” and, together with the Trust, the “Equity Investors”) entered into subscription agreements to purchase shares of PSKY Class B Common Stock in an aggregate amount of up to $46,720,000,000 by the Trust (plus any Ticking Consideration, plus any Contingent Equity Amount (as defined in the Merger Agreement), and plus any Amended Notes Payment Amount) and $250,000,000 by RedBird (collectively, the “PIPE Investments”), pursuant to the terms of the applicable subscription agreement. The Equity Investors are permitted to assign rights in the subscribed shares under such subscription agreements, subject to a requirement to give WBD notice, including the identity of the assignee and material terms thereof, and a requirement that WBD consent to any such assignment that would, or could reasonably be expected to, among other things, prevent, materially delay or materially impair the ability of PSKY to consummate the Merger and the related transactions in a timely manner or otherwise prevent or materially delay the consummation of the Merger.

The aggregate proceeds of the PIPE Investments, together with the proceeds from a debt commitment letter received by PSKY from certain lender parties thereto, will provide PSKY with the funds needed to consummate the Merger. The consummation of the Merger is not subject to a financing condition.

Termination Rights and Fees

The Merger Agreement also provides for certain mutual termination rights. Subject to certain limitations, the Merger Agreement may be terminated by either PSKY or WBD (i) by mutual written consent, (ii) if the WBD Stockholder Meeting concludes without obtaining the WBD Stockholder Approval, (iii) if any governmental entity of competent jurisdiction issues, enacts, enforces or enters any order permanently enjoining or prohibiting the consummation of the Merger, and such order becomes final and non-appealable or (iv) subject to certain limitations, if the Effective Time has not occurred on or before 11:59 p.m., Eastern time, on March 4, 2027 (the “End Date”), subject to one automatic extension to June 4, 2027 if, on such date, all of the closing conditions, except those related to regulatory approvals and governmental orders, have been satisfied or waived. In addition, (x) the Merger Agreement may be terminated by PSKY (1) due to certain breaches by WBD of its representations, warranties and covenants contained in the Merger Agreement, subject to certain cure rights, or (2) if prior to the WBD Stockholder Meeting, the board of directors of WBD effects a change in the WBD Recommendation, and (y) the Merger Agreement may be terminated by WBD (1) due to certain breaches by PSKY of its representations, warranties and covenants contained in the Merger Agreement, subject to certain cure rights or (2) if prior to the WBD Stockholder Meeting, WBD determines to enter into a definitive agreement providing for a Company Superior Proposal.

If, prior to receipt of WBD Stockholder Approval, (i) the Merger Agreement is terminated by WBD in order to enter into a definitive agreement providing for a Company Superior Proposal, (ii) the Merger Agreement is terminated by PSKY because the board of directors of WBD has changed its recommendation that WBD stockholders adopt the Merger Agreement, (iii) the Merger Agreement is terminated by PSKY or WBD as a result of the WBD Stockholder Approval having not been obtained and, immediately prior to the WBD Stockholder Meeting, PSKY would have been entitled to terminate the Merger Agreement because the board of directors of WBD has changed its recommendation that WBD stockholders adopt the Merger Agreement or (iv) (x) after the date of the Merger Agreement, an acquisition proposal is publicly proposed or publicly disclosed prior to the WBD Stockholder

Meeting (a “WBD Qualifying Transaction”), (y) the Merger Agreement is terminated (1) by PSKY or WBD as a result of the WBD Stockholder Approval having not been obtained or (2) by PSKY as a result of a willful breach by WBD of its covenants in the Merger Agreement and (z) concurrently with or within twelve (12) months after such termination, WBD (1) consummates a WBD Qualifying Transaction or (2) enters into a definitive agreement providing for a WBD Qualifying Transaction, then WBD will be obligated to pay PSKY a fee equal to $3,000,000,000 (the “Company Termination Fee”).

If the Merger Agreement is terminated by WBD or PSKY (i) if the Effective Time has not occurred prior to the End Date due to the closing conditions related to regulatory approvals and governmental orders not being satisfied, but all other closing conditions have been satisfied or waived (or have not been satisfied due to a breach by PSKY or Merger Sub of their obligations under the Merger Agreement) or (ii) due to an antitrust or foreign regulatory injunction permanently prohibiting the closing of the Merger, then PSKY will be obligated to pay WBD a termination fee equal to $7,000,000,000 in cash (the “Regulatory Termination Fee”).

Upon the termination of the Merger Agreement pursuant to which WBD is required to pay the Company Termination Fee or due to certain breaches by WBD of its representations, warranties and covenants contained in the Merger Agreement, subject to certain cure rights, WBD will, in addition to the Company Termination Fee, be obligated to reimburse PSKY for (i) any Amended Notes Payment Amount paid by PSKY and (ii) the Netflix Termination Fee (as defined below).

The Merger Agreement also provides that each party may seek to compel the other parties to specifically perform their obligations under the Merger Agreement.

Ellison Guarantee

Concurrently with the execution of the Merger Agreement, the Ellison Parties entered into a Guarantee in favor of WBD (the “Ellison Guarantee”), to jointly and severally guarantee the payment of the (i) Netflix Termination Fee, (ii) the Amended Notes Payment Amount, (iii) $45,720,000,000 of the Merger Consideration, plus the Contingent Equity Amount (as defined in the Merger Agreement) (to the extent applicable), (iv) all damages payable by PSKY, Merger Sub or the Ellison Parties due to a breach of the Merger Agreement or the subscription agreement entered into by the Ellison Parties or the fraud of PSKY, Merger Sub or the Ellison Parties with respect to the Merger Agreement or the subscription agreement entered into by the Ellison Parties, (v) the Regulatory Termination Fee and (vi) certain other costs and expenses payable under the Merger Agreement. The Ellison Guarantee requires that the Ellison Parties will, and will cause their controlled affiliates (other than Oracle Corporation, Ellison Institute of Technology or any of the respective controlled affiliates of Oracle Corporation or Ellison Institute of Technology) to, among other things, (w) use reasonable best efforts to obtain certain required regulatory approvals, (x) furnish WBD with reasonable assistance in connection with governmental approvals, (y) defend through litigation on the merits (including through appeal) any claim seeking to delay, restrain, prevent, enjoin or otherwise prohibit consummation of the transactions contemplated by the Merger Agreement and (z) not take certain actions, including acquisitions, that would reasonably be expected to prevent or materially delay the consummation of the Merger and the related transactions, or propose, announce an intention, or enter into any agreements or commitments to take such actions. The Ellison Guarantee includes certain representations and warranties by the Ellison Parties, including regarding financial capability and validity of the Trust, as well as certain covenants restricting the Ellison Parties from taking actions that would adversely affect their ability to perform their obligations under the Ellison Guarantee.

Description of Merger Agreement and Ellison Guarantee Not Complete

The foregoing descriptions of the Merger Agreement and the Ellison Guarantee, and the respective transactions contemplated thereby, do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the Merger Agreement, which is attached as Exhibit 2.1 hereto, and the full text of the Ellison Guarantee, which is attached as Exhibit 10.1 hereto, and, in each case, are incorporated herein by reference.

The Merger Agreement and the Ellison Guarantee have been included to provide investors with information regarding their respective terms. They are not intended to provide any other factual information about WBD, PSKY, Merger Sub or the Ellison Parties. The representations, warranties, covenants and agreements contained in the

Merger Agreement and the Ellison Guarantee, as applicable, were made only for purposes of the Merger Agreement and the Ellison Guarantee, as applicable, as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement and the Ellison Guarantee, as applicable, and the parties expressly identified as third-party beneficiaries thereto, as applicable (except as expressly provided therein), are subject to limitations agreed upon by the contracting parties, including, in the case of the Merger Agreement, being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and are subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Except as expressly provided in the Merger Agreement and the Ellison Guarantee, as applicable, stockholders are not third-party beneficiaries under such agreements and should not rely on the representations, warranties, covenants or agreements therein or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement or the Ellison Guarantee, as applicable, which subsequent information may or may not be fully reflected in WBD’s and PSKY’s respective public disclosures.

Item 1.02 Termination of a Material Definitive Agreement.

As previously disclosed, WBD entered into an Amended and Restated Agreement and Plan of Merger on January 19, 2026 (the “Netflix Merger Agreement”) with Netflix, Inc., a Delaware corporation (“Netflix”), Nightingale Sub, Inc., a Delaware corporation and wholly owned subsidiary of Netflix, and New Topco 25, Inc., a newly formed Delaware corporation and wholly owned subsidiary of WBD.

Following the WBD board of directors’ determination that it had received a “Company Superior Proposal,” as defined in the Netflix Merger Agreement, from PSKY, and Netflix’s waiver of its right to propose revisions to the Netflix Merger Agreement, on February 27, 2026, prior to entering into the Merger Agreement, WBD delivered to Netflix a written notice terminating the Netflix Merger Agreement in connection with entering into the Merger Agreement. In connection with the termination of the Netflix Merger Agreement, PSKY, on behalf of WBD, paid Netflix a termination fee of $2,800,000,000 in cash as required by the terms of the Netflix Merger Agreement (the “Netflix Termination Fee”). PSKY’s payment of the Netflix Termination Fee is in addition to the Merger Consideration to be paid by PSKY pursuant to the Merger Agreement. Accordingly, WBD hereby withdraws the previously filed and mailed definitive proxy statement with respect to the Netflix Merger Agreement and WBD’s special meeting of stockholders, which was scheduled to be held on March 20, 2026, has been canceled.

Item 7.01 Regulation FD Disclosure.

On February 27, 2026, WBD and PSKY issued a joint press release announcing the execution of the Merger Agreement, the termination of the Netflix Merger Agreement and the termination of PSKY’s tender offer for all of the outstanding WBD Common Stock. The full text of the joint press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
Exhibit 99.1 is being furnished under Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01 Other Events.

On June 9, 2025, WBD announced its plans to separate WBD, in a tax-free transaction, into two publicly traded companies. Consummation of the Merger is subject to, among other conditions described above, WBD not having completed such separation, and, accordingly, WBD no longer plans to effectuate such separation.

Important Information about the Transaction and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction between WBD and PSKY (the “proposed transaction”). In connection with the proposed transaction, WBD intends to file a proxy statement with the Securities and Exchange Commission (the “SEC”). The definitive proxy statement, when available, will be sent or given to WBD stockholders. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the proxy statement (when available) as well as other filings containing information about WBD and PSKY, without charge, at the SEC’s website, https://www.sec.gov. Free copies of the proxy statement (when available) and each company’s other filings with the SEC may also be obtained from the respective companies. Free copies of documents filed with the SEC by WBD will be made available on WBD’s investor relations website at https://ir.wbd.com. Free copies of documents filed with the SEC by PSKY will be made available on PSKY’s investor relations website at https://ir.paramount.com.

Participants in the Solicitation

WBD and PSKY and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of WBD is set forth in its Annual Report on Form 10-K for the year ended December 31, 2024, under the heading “Executive Officers of Warner Bros. Discovery, Inc.,” and its definitive proxy statement filed with the SEC on April 23, 2025, under the heading “Proposal 1: Election of Directors.” Information about the directors and executive officers of PSKY is set forth in its Current Reports on Form 8-K filed with the SEC on August 7, 2025, September 16, 2025 and January 14, 2026, and in its Annual Report on Form 10-K filed with the SEC on February 25, 2026. Investors may obtain additional information regarding the interests of such participants by reading the definitive proxy statement and other relevant materials regarding the proposed transaction when they become available.

Forward-Looking Statements

Information set forth in this communication, including financial estimates and statements as to the expected timing, completion and effects of the proposed transaction between WBD and PSKY, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These estimates and statements are subject to risks and uncertainties, and actual results might differ materially. Such estimates and statements include, but are not limited to, statements about the benefits of the proposed transaction, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the management of WBD and PSKY and are subject to significant risks and uncertainties outside of our control.

Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: (1) the completion of the proposed transaction may not occur on the anticipated terms and timing or at all; (2) the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed transaction; (3) the risk that WBD stockholders may not approve the proposed transaction; (4) the risk that the necessary regulatory approvals for the proposed transaction may not be obtained or may be obtained subject to conditions that are not anticipated; (5) risks that any of the closing conditions to the proposed transaction may not be satisfied in a timely manner; (6) risks related to litigation brought in connection with the proposed transaction; (7) risks related to disruption of management time from ongoing business operations due to the proposed transaction; (8) effects of the announcement, pendency or completion of the proposed transaction on the ability of WBD to retain customers and retain and hire key personnel and maintain relationships with suppliers, distributors, advertisers, content providers, vendors and other business partners, and on its operating results and business generally; (9) negative effects of the announcement or the consummation of the proposed transaction on the market price of WBD Common Stock; (10) risks related to the potential impact of general economic, political and market factors on the companies or the proposed transaction; (11) inherent uncertainties involved in the estimates and assumptions used in the preparation of financial projections; (12) the ability to obtain or consummate financing or refinancing related to the proposed transaction; and (13) the response of WBD or PSKY management to any of the aforementioned factors. Discussions of additional risks and uncertainties are contained in WBD’s and PSKY’s filings with the SEC, including their Annual Reports on Form 10-K and Quarterly Reports on

Form 10-Q and will be contained in the preliminary proxy statement to be filed by WBD in connection with the proposed transaction. Neither WBD nor PSKY is under any obligation, and each expressly disclaims any obligation, to update, alter, or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise, except to the extent required by applicable law. Persons reading this announcement are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof.

Item 9.01.    Financial Statements and Exhibits.

(d)

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated February 27, 2026, among Warner Bros. Discovery, Inc., Paramount Skydance Corporation and Prince Sub Inc.
10.1	Guarantee, dated as of February 27, 2026, by and among The Lawrence J. Ellison Revocable Trust, u/a/d 1/22/88, as amended, Lawrence J. Ellison and Warner Bros. Discovery, Inc.
99.1	Joint Press Release, dated February 27, 2026.
101	Inline XBRL Instance Document - the instance document does not appear in the Interactive Date File because its XBRL tags are embedded within the Inline XBRL document
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2026	WARNER BROS. DISCOVERY, INC.

	By:	/s/ Gunnar Wiedenfels
	Name:	Gunnar Wiedenfels
	Title:	Chief Financial Officer

Exhibit 2.1 EXECUTION VERSION AGREEMENT AND PLAN OF MERGER among WARNER BROS. DISCOVERY, INC., PARAMOUNT SKYDANCE CORPORATION and PRINCE SUB INC. Dated as of February 27, 2026

TABLE OF CONTENTS Page -i- ARTICLE I THE MERGER ................................................................................................................ 3 Section 1.1 The Merger ................................................................................................................... 3 Section 1.2 Closing.......................................................................................................................... 3 Section 1.3 Effective Time ............................................................................................................. 3 Section 1.4 The Certificate of Incorporation of the Surviving Corporation ................................ 3 Section 1.5 The Bylaws of the Surviving Corporation ................................................................. 3 Section 1.6 Directors and Officers of the Surviving Corporation ................................................ 4 Section 1.7 Further Assurances ...................................................................................................... 4 ARTICLE II EFFECT OF THE MERGER ON CAPITAL STOCK ................................................ 4 Section 2.1 Effect of the Merger on Capital Stock of the Company and Merger Sub ................ 4 Section 2.2 Certain Adjustments .................................................................................................... 5 Section 2.3 Appraisal Shares .......................................................................................................... 5 ARTICLE III DELIVERY OF MERGER CONSIDERATION; PROCEDURES FOR SURRENDER ....................................................................................................................................... 5 Section 3.1 Paying Agent ................................................................................................................ 5 Section 3.2 Exchange Procedures................................................................................................... 6 Section 3.3 Full Satisfaction ........................................................................................................... 6 Section 3.4 Undistributed Exchange Funds ................................................................................... 7 Section 3.5 Abandoned Property, Escheat or Similar Laws ......................................................... 7 Section 3.6 Lost Certificates ........................................................................................................... 7 Section 3.7 Investment of Exchange Funds ................................................................................... 7 Section 3.8 Treatment of Company Equity Awards...................................................................... 8 Section 3.9 Withholding................................................................................................................ 12 ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE COMPANY ................... 12 Section 4.1 Organization, Good Standing and Qualification...................................................... 12 Section 4.2 Capital Structure ........................................................................................................ 13 Section 4.3 Corporate Authority and Approval. .......................................................................... 14 Section 4.4 Governmental Filings; No Violations ...................................................................... 15 Section 4.5 Company Reports; Financial Statements ................................................................. 16 Section 4.6 Absence of Certain Changes ..................................................................................... 17 Section 4.7 Litigation and Liabilities ........................................................................................... 18 Section 4.8 Employee Benefits and Labor Matters ..................................................................... 18 Section 4.9 Compliance with Laws, Licenses ............................................................................. 21 Section 4.10 [Reserved] .................................................................................................................. 22 Section 4.11 Certain Contracts ....................................................................................................... 23 Section 4.12 Environmental Matters .............................................................................................. 24 Section 4.13 Taxes........................................................................................................................... 25 Section 4.14 Intellectual Property .................................................................................................. 26 Section 4.15 Insurance .................................................................................................................... 29

## TABLE OF CONTENTS

Page

| | | |
|---|---|---|
| Section 4.16 | Related-Party Transactions | 29 |
| Section 4.17 | Information Supplied. | 29 |
| Section 4.18 | Brokers and Finders | 30 |
| Section 4.19 | Real Property | 30 |
| Section 4.20 | Termination of Netflix Merger Agreement | 30 |
| Section 4.21 | No Other Representations and Warranties | 31 |

ARTICLE V REPRESENTATIONS AND WARRANTIES OF BUYER AND MERGER SUB ..... 31

| | | |
|---|---|---|
| Section 5.1 | Organization, Good Standing and Qualification | 32 |
| Section 5.2 | Capital Structure | 32 |
| Section 5.3 | Corporate Authority and Approval | 33 |
| Section 5.4 | Governmental Filings; No Violations | 34 |
| Section 5.5 | Litigation | 34 |
| Section 5.6 | Financing | 34 |
| Section 5.7 | Information Supplied | 36 |
| Section 5.8 | Share Ownership | 36 |
| Section 5.9 | Brokers and Finders | 36 |
| Section 5.10 | Ellison Guarantee | 37 |
| Section 5.11 | No Other Representations and Warranties | 37 |

ARTICLE VI COVENANTS ..... 37

| | | |
|---|---|---|
| Section 6.1 | Interim Operations | 37 |
| Section 6.2 | No Solicitation | 43 |
| Section 6.3 | Company Stockholder Meeting; Proxy Material | 46 |
| Section 6.4 | Cooperation; Efforts to Consummate | 49 |
| Section 6.5 | Status; Notifications | 53 |
| Section 6.6 | Information; Access and Reports | 53 |
| Section 6.7 | Exchange Act Deregistration | 55 |
| Section 6.8 | Publicity | 55 |
| Section 6.9 | Employee Matters | 56 |
| Section 6.10 | Indemnification; Directors' and Officers' Insurance | 58 |
| Section 6.11 | Takeover Statutes | 60 |
| Section 6.12 | Section 16 Matters | 61 |
| Section 6.13 | Transaction Litigation | 61 |
| Section 6.14 | Standstill | 62 |
| Section 6.15 | [Reserved] | 63 |
| Section 6.16 | Financing | 63 |
| Section 6.17 | Netflix Termination Fee | 72 |

ARTICLE VII CONDITIONS ..... 72

| | | |
|---|---|---|
| Section 7.1 | Conditions to Obligation of Each Party | 72 |
| Section 7.2 | Conditions to Obligation of the Company to Effect the Merger | 73 |

-ii-

TABLE OF CONTENTS Page -iii- Section 7.3 Conditions to Obligation of Buyer and Merger Sub to Effect the Merger............. 73 Section 7.4 Frustration of Closing Conditions ............................................................................ 74 ARTICLE VIII TERMINATION ...................................................................................................... 74 Section 8.1 Termination or Abandonment ................................................................................... 74 Section 8.2 Effect of Termination ................................................................................................ 76 Section 8.3 Termination Fees ....................................................................................................... 76 ARTICLE IX MISCELLANEOUS AND GENERAL .................................................................... 78 Section 9.1 Survival ...................................................................................................................... 78 Section 9.2 Modification or Amendment; Waiver ...................................................................... 79 Section 9.3 Counterparts ............................................................................................................... 79 Section 9.4 Governing Law and Venue; Submission to Jurisdiction; Selection of Forum; Waiver of Trial by Jury ................................................................................ 80 Section 9.5 Specific Performance................................................................................................. 81 Section 9.6 Notices ........................................................................................................................ 81 Section 9.7 Entire Agreement ....................................................................................................... 83 Section 9.8 Third-Party Beneficiaries .......................................................................................... 83 Section 9.9 Non-Recourse............................................................................................................. 84 Section 9.10 Fulfillment of Obligations ......................................................................................... 84 Section 9.11 Expenses ..................................................................................................................... 85 Section 9.12 Severability ................................................................................................................ 85 Section 9.13 Successors and Assigns ............................................................................................. 85 Section 9.14 Interpretation and Construction ................................................................................ 85 Section 9.15 Matters Concerning Financing Related Parties........................................................ 87 ANNEXES AND EXHIBITS Annex A Certain Definitions Exhibit A Form of Certificate of Incorporation of the Surviving Corporation

AGREEMENT AND PLAN OF MERGER This AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of February 27, 2026, is entered into by and among Warner Bros. Discovery, Inc., a Delaware corporation (“Company”), Paramount Skydance Corporation, a Delaware corporation (“Buyer”), and Prince Sub Inc., a Delaware corporation and a wholly owned Subsidiary of Buyer (“Merger Sub” and, together with the Company and Buyer, the “Parties” and each, a “Party”). RECITALS WHEREAS, the Company, Buyer and Merger Sub desire to effect the acquisition of the Company by Buyer through the merger of Merger Sub with and into the Company, with the Company surviving the merger as the surviving corporation (the “Merger”), in accordance with the Delaware General Corporation Law (the “DGCL”), and each share of Series A common stock, par value $0.01 per share, of the Company (“Company Stock”) issued and outstanding immediately prior to the Effective Time (other than any shares cancelled pursuant to Section 2.1(a) and any Appraisal Shares) being converted into the right to receive an amount in cash equal to the Per Share Merger Consideration, without interest (such amount, the “Merger Consideration”), upon the terms and subject to the conditions set forth herein; WHEREAS, the Equity Investors have entered into subscription agreements with Buyer (the “Subscription Agreements”), providing for a private placement investment by the Equity Investors in shares of Buyer Class B common stock, par value $0.001 per share (“Buyer Class B Common Stock”), in an aggregate amount of up to $46,970,000,000.00, plus any Ticking Consideration, plus any Contingent Equity Amount, plus any Amended Notes Payment Amount (the “PIPE Transaction”); WHEREAS, the board of directors of the Company (the “Company Board”) has (i) determined that the terms of this Agreement and the Transactions, including the Merger, are fair to, and in the best interests of, the Company and its stockholders, (ii) determined that it is in the best interests of the Company and its stockholders and declared it advisable to enter into this Agreement, (iii) approved the execution and delivery by the Company of this Agreement, the performance by the Company of its covenants and agreements contained herein and the consummation of the transactions contemplated by this Agreement, including the Merger, upon the terms and subject to the conditions set forth herein and (iv) resolved to recommend that the Company’s stockholders approve the Merger and adopt this Agreement (the “Company Recommendation”) and directed that this Agreement be submitted to the holders of Company Stock for their adoption; WHEREAS, an independent transaction committee of the Buyer Board (as defined below) (the “Buyer Board Independent Committee”), comprised solely of directors who are independent of the Equity Investors and their respective Affiliates, has (i) determined that the PIPE Transaction is fair and in the best interests of Buyer and its stockholders, (ii) approved that Buyer enter into the Subscription Agreements and consummate the PIPE Transaction and (iii) recommended that the Buyer Board approve the Subscription Agreements and the PIPE Transaction;

-2- WHEREAS, the board of directors of Buyer (the “Buyer Board”) (acting in part upon the recommendation of the Buyer Board Independent Committee with respect to the Subscription Agreements and the PIPE Transaction) has (i) determined that the terms of this Agreement, the Subscription Agreements and the transactions contemplated hereby and thereby, including the Merger and the PIPE Transaction, are fair to, and in the best interests of, Buyer and its stockholders, (ii) determined that it is in the best interests of Buyer and its stockholders and declared it advisable to enter into this Agreement and the Subscription Agreements, and (iii) approved the execution and delivery by Buyer of this Agreement and the Subscription Agreements, the performance by Buyer of its covenants and agreements contained herein and therein and the consummation of the transactions contemplated by this Agreement and the Subscription Agreements, including the Merger and the PIPE Transaction, upon the terms and subject to the conditions set forth herein; WHEREAS, Buyer has made available to the Company an accurate and complete copy of the executed written consent by the holders of 100% of the shares of Buyer Class A common stock, par value $0.001 per share, approving the PIPE Transaction upon the terms and subject to the conditions set forth herein (the “Buyer Written Consent”); WHEREAS, (i) the board of directors of Merger Sub has approved this Agreement and determined that the terms of this Agreement and the transactions contemplated hereby, including the Merger, are fair to, and in the best interests of, Merger Sub and Buyer, its sole stockholder, and (ii) Buyer, in its capacity as the sole stockholder of Merger Sub, has approved the Merger and adopted this Agreement; WHEREAS, Merger Sub has terminated and withdrawn the offer by Merger Sub to purchase all of the outstanding shares of Company Stock, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated December 8, 2025 (as amended or supplemented from time to time) (the “Tender Offer”); WHEREAS, that certain Amended and Restated Agreement and Plan of Merger, dated as of January 19, 2026 (the “Netflix Merger Agreement”), by and among the Company, Netflix, Inc., a Delaware corporation (“Netflix”), Nightingale Sub, Inc., a Delaware corporation and a wholly owned Subsidiary of Netflix, and New Topco 25, Inc., a Delaware corporation and a wholly owned Subsidiary of the Company, has been validly terminated in accordance with its terms concurrently with the execution and delivery of this Agreement by the Company; WHEREAS, concurrently with the execution of this Agreement and the termination of the Netflix Merger Agreement, Buyer, on behalf of the Company, shall pay or cause to be paid $2,800,000,000 (the “Netflix Termination Fee”) to Netflix by wire transfer of immediately available funds in order for the Company to terminate the Netflix Merger Agreement pursuant to Section 8.1(c)(ii) of the Netflix Merger Agreement; WHEREAS, as a material inducement to, and as a condition to, the Company entering into this Agreement, concurrently with the execution of this Agreement, The Lawrence J. Ellison Revocable Trust, u/a/d 1/22/88, as amended (the “Trust”), and Mr. Lawrence J. Ellison (“L. Ellison” and, together with the Trust, the “Guarantors”) have entered into a guarantee, dated as of the date hereof, guaranteeing certain of Buyer’s and Merger Sub’s obligations under this

-3- Agreement (the “Ellison Guarantee”); and WHEREAS, Buyer, the Company and Merger Sub desire to make certain representations, warranties, covenants and agreements specified herein in connection with this Agreement. NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, the Parties agree as set forth herein. ARTICLE I THE MERGER Section 1.1 The Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the DGCL, at the Effective Time, Merger Sub shall be merged with and into the Company, whereupon the separate existence of Merger Sub will cease, and the Company shall continue as the surviving corporation (the “Surviving Corporation”). As a result of the Merger, the Surviving Corporation shall become a wholly owned Subsidiary of Buyer. The Merger shall have the effects provided in this Agreement and as specified in the DGCL. Section 1.2 Closing. Subject to the provisions of this Agreement, the closing of the Merger (the “Closing”) shall take place at 10:00 a.m. Eastern Time, remotely via electronic exchange of documents and signatures, no later than the second Business Day (the “Specified Date”) following the satisfaction or, to the extent permitted by applicable Law, waiver of the conditions set forth in Article VII (except for any conditions that by their nature can only be satisfied on the Closing Date, but subject to the satisfaction of such conditions or waiver by the Party entitled to waive such conditions), unless another date, time or place is agreed to in writing by Buyer and the Company (the date of the Closing, the “Closing Date”). Section 1.3 Effective Time. On the Closing Date, the Company shall file with the Secretary of State of the State of Delaware a certificate of merger relating to the Merger (the “Certificate of Merger”), executed and acknowledged in accordance with the relevant provisions of the DGCL. The Merger shall become effective at the time that the Certificate of Merger has been duly filed with the Secretary of State of the State of Delaware, or at such later time as Buyer and the Company shall agree and specify in the Certificate of Merger (the time the Merger becomes effective, the “Effective Time”). Section 1.4 The Certificate of Incorporation of the Surviving Corporation. At the Effective Time, the certificate of incorporation of the Company shall be amended and restated to read in its entirety as set forth on Exhibit A and, as so amended and restated, shall be the certificate of incorporation of the Surviving Corporation, until thereafter duly amended as provided therein or by applicable Law. Section 1.5 The Bylaws of the Surviving Corporation. At the Effective Time, the bylaws of the Surviving Corporation shall be amended and restated to read in their entirety as the bylaws of Merger Sub as in effect immediately prior to the Effective Time, except that

-4- references to Merger Sub’s name shall be replaced by references to the Surviving Corporation’s name, until thereafter duly amended as provided therein or by applicable Law. Section 1.6 Directors and Officers of the Surviving Corporation. From and after the Effective Time, until their successors have been duly elected or appointed and qualified, or until their earlier death, resignation, incapacity or removal: (i) the directors of Merger Sub immediately prior to the Effective Time shall be the initial directors of the Surviving Corporation and (ii) the officers of Merger Sub immediately prior to the Effective Time shall be the initial officers of the Surviving Corporation. Section 1.7 Further Assurances. If, at any time after the Effective Time, the Surviving Corporation shall determine that any actions are necessary or desirable to vest, perfect or confirm of record or otherwise in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of either of the Company or Merger Sub acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger or otherwise to carry out this Agreement, then the officers and directors of the Surviving Corporation shall be authorized to take all such actions as may be necessary or desirable to vest all right, title or interest in, to and under such rights, properties or assets in the Surviving Corporation or otherwise to carry out this Agreement. ARTICLE II EFFECT OF THE MERGER ON CAPITAL STOCK Section 2.1 Effect of the Merger on Capital Stock of the Company and Merger Sub. At the Effective Time, by virtue of the Merger and without any action on the part of the Company, Buyer or Merger Sub or any other Person: (a) All shares of Company Stock that are owned, directly or indirectly, by Buyer, the Company (including shares held as treasury stock or otherwise) or Merger Sub immediately prior to the Effective Time shall be automatically canceled and shall cease to exist and no consideration shall be delivered in exchange therefor. (b) Each share of Company Stock issued and outstanding immediately prior to the Effective Time (other than shares (i) to be canceled in accordance with Section 2.1(a), and (ii) subject to the provisions of Section 2.3) shall be converted into the right to receive the Merger Consideration, subject to the provisions of this Article II. (c) All shares of Company Stock converted into the Merger Consideration pursuant to this Section 2.1 shall automatically be canceled and shall cease to exist, and each holder of (i) a certificate that immediately prior to the Effective Time represented any such shares of Company Stock (a “Certificate”) or (ii) shares of Company Stock held in book-entry form (“Book-Entry Shares”) shall cease to have any rights with respect thereto, except (subject to Section 2.3) the right to receive the Merger Consideration, without interest, subject to compliance with the procedures set forth in Section 3.2. (d) Each share of capital stock of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and become one (1) validly

-5- issued, fully paid and nonassessable share of common stock, par value $0.01 per share, of the Surviving Corporation. Section 2.2 Certain Adjustments. Notwithstanding anything in this Agreement to the contrary, if, from the date of this Agreement until the earlier of (a) the Effective Time and (b) any termination of this Agreement in accordance with Section 8.1, the outstanding shares of Company Stock shall have been changed into a different number of shares or a different class by reason of any reclassification, stock split (including a reverse stock split), recapitalization, split- up, combination, exchange of shares, readjustment or other similar transaction, or a stock dividend thereon shall be declared with a record date within said period, then the Merger Consideration and any other similarly dependent items, as the case may be, shall be appropriately adjusted to provide Buyer and the holders of Company Stock (including Company Options exercisable for Company Stock) the same economic effect as contemplated by this Agreement prior to such event. Nothing in this Section 2.2 shall be construed to permit any Party to take any action that is otherwise prohibited or restricted by any other provision of this Agreement. Section 2.3 Appraisal Shares. Notwithstanding anything in this Agreement to the contrary, shares of Company Stock that are issued and outstanding immediately prior to the Effective Time (other than shares canceled in accordance with Section 2.1(a)) and that are held by any Person who is entitled to demand and has properly exercised appraisal rights in respect of such shares in accordance with Section 262 of the DGCL (“Appraisal Shares”) shall not be converted into the Merger Consideration as provided in Section 2.1, but rather shall be canceled and the holders of Appraisal Shares shall be entitled to payment by the Surviving Corporation of the “fair value” of such Appraisal Shares in accordance with Section 262 of the DGCL; provided, however, that if any such holder shall fail to perfect or otherwise shall waive, withdraw or lose the right to appraisal under Section 262 of the DGCL, then the right of such holder to be paid the “fair value” of such holder’s Appraisal Shares shall cease and such Appraisal Shares shall be deemed to have been converted as of the Effective Time into, and to have become exchangeable solely for, the Merger Consideration as provided in Section 2.1. The Company shall provide prompt notice to Buyer of any demands received by the Company for appraisal of any shares of Company Stock, withdrawals of such demands and any other instruments served pursuant to Section 262 of the DGCL received by the Company. Buyer shall have the right to participate in and direct all negotiations and proceedings with respect to such demands. Prior to the Effective Time, the Company shall not, without the prior written consent of Buyer, make any payment with respect to, or settle or offer to settle, any such demands, or agree to do any of the foregoing. ARTICLE III DELIVERY OF MERGER CONSIDERATION; PROCEDURES FOR SURRENDER Section 3.1 Paying Agent. Prior to the Effective Time, Buyer shall enter into a customary payment agreement with a nationally recognized bank or trust company designated by Buyer and reasonably acceptable to the Company (the “Paying Agent”). Prior to the Effective Time, Buyer shall provide or shall cause to be provided to the Paying Agent cash in an aggregate amount sufficient to pay the Merger Consideration (the “Exchange Fund”). The Paying Agent

-6- shall pay the Merger Consideration out of the Exchange Fund. Except as provided in Section 3.7, the Exchange Fund shall not be used for any other purpose. Section 3.2 Exchange Procedures. (a) Certificates. Buyer shall cause the Paying Agent to mail, as soon as reasonably practicable after the Effective Time and in any event not later than the fifth (5th) Business Day following the Closing Date, to each holder of record of a Certificate whose shares of Company Stock were converted into the right to receive the Merger Consideration pursuant to Section 2.1(b), (x) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Paying Agent and shall be in customary form reasonably satisfactory to the Company) and (y) instructions for use in effecting the surrender of the Certificates in exchange for the Merger Consideration. Upon surrender of a Certificate for cancellation to the Paying Agent or to such other agent or agents as may be appointed by Buyer, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, and such other documents as may reasonably be required by the Paying Agent, the holder of such Certificate shall be entitled to receive in exchange therefor, and Buyer shall cause the Paying Agent to pay in exchange therefor as promptly as practicable, cash in an amount equal to the Merger Consideration multiplied by the number of shares of Company Stock previously represented by such Certificate, and the Certificate so surrendered shall forthwith be canceled. In the event of a transfer of ownership of Company Stock that is not registered in the transfer records of the Company, payment may be made to a Person other than the Person in whose name the Certificate so surrendered is registered, if such Certificate shall be properly endorsed or otherwise be in proper form for transfer and the Person requesting such payment shall pay any transfer or other similar Taxes required by reason of the payment to a Person other than the registered holder of such Certificate or establish to the reasonable satisfaction of Buyer that such Tax has been paid or is not applicable. No interest shall be paid or accrue on any amount payable upon surrender of any Certificate. (b) Book-Entry Shares. Notwithstanding anything to the contrary contained in this Agreement, any holder of Book-Entry Shares shall not be required to deliver a Certificate or an executed letter of transmittal to the Paying Agent to receive the Merger Consideration that such holder is entitled to receive pursuant to this Article III. In lieu thereof, each holder of record of one (1) or more Book-Entry Shares whose shares of Company Stock were converted into the Merger Consideration pursuant to Section 2.1(b) shall automatically upon the Effective Time be entitled to receive, and Buyer shall cause the Paying Agent to pay and deliver as promptly as practicable after the Effective Time, cash in an amount equal to the Merger Consideration multiplied by the number of shares of Company Stock previously represented by such Book- Entry Shares, and the Book-Entry Shares of such holder shall forthwith be canceled. No interest shall be paid or accrue on any amount payable upon conversion of any Book-Entry Shares. Section 3.3 Full Satisfaction. The Merger Consideration paid in accordance with the terms of this Article III upon the surrender of the Certificates (or immediately, in the case of the Book-Entry Shares) shall be deemed to have been paid in full satisfaction of all rights pertaining to such shares of Company Stock. After the Effective Time, there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of shares of

-7- Company Stock that were outstanding immediately prior to the Effective Time. If, after the Effective Time, any Certificates formerly representing shares of Company Stock or any Book- Entry Shares are presented to the Surviving Corporation or the Paying Agent for any reason, they shall be canceled and exchanged as provided in this Article III. Section 3.4 Undistributed Exchange Funds. Any portion of the Exchange Fund that remains undistributed to the former holders of Company Stock for one (1) year after the Effective Time shall be delivered to the Surviving Corporation, upon demand, and any former holder of Company Stock who has not theretofore complied with this Article III shall thereafter look only to the Surviving Corporation for payment of its claim for the Merger Consideration. Section 3.5 Abandoned Property, Escheat or Similar Laws. None of Buyer, Merger Sub, the Company, the Surviving Corporation or the Paying Agent shall be liable to any Person in respect of any cash from the Exchange Fund delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law. Any Merger Consideration remaining unclaimed by former holders of Company Stock immediately prior to such time as such amounts would otherwise escheat to or become property of any Governmental Entity shall, to the fullest extent permitted by applicable Law, become the property of the Surviving Corporation, free and clear of any claims or interest of any Person previously entitled thereto. Section 3.6 Lost Certificates. In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit, in form and substance reasonably acceptable to Buyer, of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by Buyer or the Paying Agent, the posting by such Person of a bond in reasonable and customary amount as Buyer or the Paying Agent may direct, as indemnity against any claim that may be made against it or the Surviving Corporation with respect to such Certificate, the Paying Agent will pay in exchange for such lost, stolen or destroyed Certificate the Merger Consideration. Section 3.7 Investment of Exchange Funds. The Paying Agent shall invest the Exchange Fund as directed by Buyer; provided, however, that no investment interest or gain or loss thereon shall affect the amounts payable to holders of Company Stock. Any interest or gains resulting from such investments shall be the sole and exclusive property of Buyer payable to Buyer upon its request, and no part of such interest or gains shall accrue to the benefit of holders of Company Stock; provided, further, that any investment of the Exchange Fund shall in all events be limited to direct short-term obligations of, or short-term obligations fully guaranteed as to principal and interest by, the U.S. government, in commercial paper rated A-1 or P-1 or better by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, respectively, or in certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $10 billion (based on the most recent financial statements of such bank that are then publicly available). If for any reason (including investment losses) the Exchange Fund shall be insufficient to fully satisfy all of the payment obligations to be made by the Paying Agent hereunder, Buyer shall promptly deposit cash into the Exchange Fund in an amount which is equal to the deficiency in the amount of cash required to fully satisfy such payment obligations.

-8- Section 3.8 Treatment of Company Equity Awards. (a) As of the Effective Time, by virtue of the Merger and without any further action on the part of the holders thereof, the Company, Buyer or Merger Sub: (i) Company Options. (A) Each Company Option that is outstanding immediately prior to the Effective Time and that is (x) vested in accordance with all applicable terms as of the Effective Time or (y) that is held by a former employee or service provider of the Company (each, a “Vested Company Option”) shall be cancelled and converted into the right to receive an amount in cash, without interest, equal to the product obtained by multiplying (i) the excess, if any, of the Merger Consideration over the per-share exercise price for such Vested Company Option, by (ii) the total number of shares of Company Stock subject to such Vested Company Option immediately prior to the Effective Time (the “Vested Company Option Consideration”); provided, however, that if the exercise price per share of Company Stock of such Vested Company Option is equal to or greater than the Merger Consideration, such Vested Company Option shall be cancelled without any cash payment or other consideration being made in respect thereof. (B) Each Company Option that is outstanding and unexercised immediately prior to the Effective Time and that is not a Vested Company Option (each, an “Unvested Company Option”) shall be assumed by Buyer and automatically converted into the contingent right to receive an amount in cash, without interest, equal to the product obtained by multiplying (i) the excess, if any, of the Merger Consideration over the per-share exercise price for such Unvested Company Option, by (ii) the total number of shares of Company Stock subject to such Unvested Company Option immediately prior to the Effective Time (the “Unvested Company Option Consideration”); provided, however, that if the exercise price per share of Company Stock of such Unvested Company Option is equal to or greater than the Merger Consideration, such Unvested Company Option shall be cancelled without any cash payment or other consideration being made in respect thereof. Subject to the holder’s Continued Service through the applicable vesting dates, such Unvested Company Option Consideration shall vest and become payable at the same time as the Unvested Company Option from which such Unvested Company Option Consideration was converted would have vested and become exercisable pursuant to its terms and shall otherwise remain subject to the same terms and conditions (including any applicable terms relating to accelerated vesting upon qualifying terminations of employment and timing and form of payment) as were applicable to the underlying Unvested Company Option immediately prior to the Effective Time (except for terms rendered inoperative by reason of the transactions contemplated by this Agreement or for such other administrative or ministerial changes as in the reasonable and good faith determination of Buyer are appropriate to conform the administration of the Unvested Company Option Consideration amounts and are not adverse to such holders) with respect to their receipt of the Unvested Company Option Consideration. (ii) Company RSUs.

-9- (A) Each Company RSU that is outstanding immediately prior to the Effective Time and that is vested in accordance with all applicable terms as of the Effective Time or that is held by a non-employee member of the Company Board (each, a “Vested Company RSU”) shall be cancelled and converted into the right to receive the Merger Consideration with respect to each share of Company Stock underlying such Vested Company RSU pursuant to Section 2.1(c) (the “Vested Company RSU Consideration”). (B) Each Company RSU that is outstanding immediately prior to the Effective Time and that is not a Vested Company RSU (each, an “Unvested Company RSU”) shall be assumed by Buyer and automatically converted into the contingent right to receive an amount in cash, without interest, equal to (x) the product of (i) the Merger Consideration, multiplied by (ii) the total number of shares of Company Stock subject to such Company RSU immediately prior to the Effective Time (the “Unvested Company RSU Consideration”). Subject to the holder’s Continued Service through the applicable vesting dates, such Unvested Company RSU Consideration shall vest and become payable at the same time as the Unvested Company RSU from which such Unvested Company RSU Consideration was converted would have vested and been payable pursuant to its terms and shall otherwise remain subject to the same terms and conditions (including any applicable terms relating to accelerated vesting upon qualifying terminations of employment and timing and form of payment) as were applicable to the underlying Unvested Company RSU immediately prior to the Effective Time (except for terms rendered inoperative by reason of the transactions contemplated by this Agreement or for such other administrative or ministerial changes as in the reasonable and good faith determination of Buyer are appropriate to conform the administration of the Unvested Company RSU Consideration amounts and are not adverse to such holders) with respect to their receipt of the Unvested Company RSU Consideration. (iii) Company PRSUs. (A) Each Company PRSU that is outstanding immediately prior to the Effective Time and that is vested in accordance with all applicable terms as of the Effective Time (each, a “Vested Company PRSU”) shall be cancelled and converted into the right to receive the Merger Consideration with respect to each share of Company Stock underlying such Vested Company PRSU pursuant to Section 2.1(c) (with the number of shares of Company Stock subject to such Vested Company PRSU determined based on the attainment of the applicable performance measures at the actual level of performance by the Company Board or a committee thereof in the ordinary course of business and consistent with past practice) (the “Vested Company PRSU Consideration”). (B) Each Company PRSU that is outstanding immediately prior to the Effective Time and that is not a Vested Company PRSU (each, an “Unvested Company PRSU”) shall be assumed by Buyer and automatically converted into the contingent right to receive an amount in cash, without interest, equal to (x) the product of (i) the Merger Consideration, multiplied by (ii) the total number of shares of Company Stock subject to such Company PRSU immediately prior to the Effective Time (after taking into account the treatment of the applicable performance-vesting conditions in accordance with the last sentence of this Section 3.8(a)(iii)(B)) (the “Unvested Company PRSU Consideration”). Subject to the holder’s Continued Service through the applicable vesting dates, such Unvested Company PRSU

-10- Consideration shall vest and become payable at the same time as the Unvested Company PRSU from which such Unvested Company PRSU Consideration was converted would have vested and been payable pursuant to its terms and shall otherwise remain subject to the same terms and conditions (including any applicable terms relating to accelerated vesting upon qualifying terminations of employment and timing and form of payment) as were applicable to the underlying Unvested Company PRSU immediately prior to the Effective Time (except for terms rendered inoperative by reason of the transactions contemplated by this Agreement or for such other administrative or ministerial changes as in the reasonable and good faith determination of Buyer are appropriate to conform the administration of the Unvested Company PRSU Consideration amounts and not adverse to such holders) with respect to their receipt of the Unvested Company PRSU Consideration. The performance-based vesting conditions applicable to any Unvested Company PRSU (1) for which the applicable performance period has been completed prior to the Effective Time shall be determined based on actual performance and (2) for which the applicable performance period has not been completed prior to the Effective Time shall be deemed to have been achieved at the greater of (I) target performance and (II) actual performance extrapolated through the end of the applicable performance period based on actual performance through the Closing Date, determined by the Company Board or a committee thereof in good faith and consistent with past practices, in each case, for purposes of the conversion set forth in this Section 3.8(a)(iii). (iv) Company DSUs. Each Company DSU that is outstanding immediately prior to the Effective Time shall be assumed by Buyer and automatically converted into a right to receive an amount in cash, without interest, equal to the product obtained by multiplying (A) the Merger Consideration by (B) the number of shares of Company Stock subject to such Company DSU immediately prior to the Effective Time (the “Company DSU Consideration”). The Company DSU Consideration shall continue to have, and shall be subject to, the same terms and conditions as applied to the corresponding Company DSU immediately prior to the Effective Time except as set forth in this Section 3.8(a)(iv) (including with respect to timing and form of payment). (v) Company Notional Units. Each Company Notional Unit that is outstanding immediately prior to the Effective Time shall be assumed by Buyer and automatically converted into a notional unit with respect to a number of shares of Buyer Class B Common Stock (a “Buyer Notional Unit”) equal to the product (rounded down to the nearest whole share) obtained by multiplying (A) the Equity Award Exchange Ratio by (B) the number of shares of Company Stock subject to such Company Notional Unit immediately prior to the Effective Time. Each such Buyer Notional Unit as so assumed and converted shall continue to have, and shall be subject to, the same terms and conditions as applied to the corresponding Company Notional Unit immediately prior to the Effective Time (including with respect to timing and form of payment), as set forth in the applicable Company DC Plan. (b) Certain Actions: (i) Prior to the Effective Time, the Company Board (or, if appropriate, any appropriate committee thereof) and Buyer shall take all necessary action for the assumption, conversion, adjustment and payment of Unvested Company Options, Vested Company Options, Unvested Company RSUs, Vested Company RSUs, Unvested Company PRSUs, Vested

-11- Company PRSUs, Company DSUs and Company Notional Units as provided in Section 3.8(a). Buyer shall reserve for future issuance a number of shares of Buyer Class B Common Stock at least equal to the number of shares of Buyer Class B Common Stock that will be subject to the Buyer Notional Units. Not later than the Closing Date, Buyer shall file an effective registration statement on Form S-8 (or other applicable form) with respect to the Buyer Class B Common Stock issuable upon settlement of each Buyer Notional Unit and shall distribute a prospectus relating to such Form S-8 (or other applicable form), and Buyer shall use reasonable best efforts to maintain the effectiveness of such registration statement or registration statements (and maintain the current status of the prospectus or prospectuses contained therein) for so long as any of such awards remain outstanding. (ii) Delivery of Vested Company Option Consideration, Vested Company RSU Consideration and Vested Company PRSU Consideration. Buyer shall cause the Surviving Corporation to pay through the payroll system of the Surviving Corporation (to the extent applicable) to each holder of a Vested Company Option, Vested Company RSU and Vested Company PRSU the Vested Company Option Consideration, Vested Company RSU Consideration and the Vested Company PRSU Consideration, respectively (collectively, the “Company Equity Award Consideration”), less any required withholding Taxes and without interest, within ten (10) Business Days following the Effective Time. To the extent any payment made in accordance with this Section 3.8(b)(ii) in the time periods provided herein would trigger a Tax or penalty under Section 409A of the Code, such payments shall be made on the earliest date that payment would not trigger such Tax or penalty. (c) Company ESPP. The Company shall take such action as may be necessary or appropriate under the Company ESPP to ensure, provide for or cause the following to occur: (i) except for any offering period under the Company ESPP that is in effect on the date hereof (the “Final Offering Period”), no new offering periods under the Company ESPP will commence during the period from the date of this Agreement through the Effective Time; (ii) there will be no increase in the amount of payroll deductions or payroll contributions permitted to be made by the participants under the Company ESPP during the Final Offering Period, except those made in accordance with payroll deduction elections that are in effect as of the date of this Agreement; and (iii) no individuals shall commence participation in the Company ESPP during the period from the date of this Agreement through the Effective Time. If the Effective Time would occur during the Final Offering Period, (i) the accumulated contributions of the participants in any such offering period shall be used to purchase shares of Company Stock as of such date as the Company determines in its sole discretion (provided that such date shall be no later than five (5) Business Days prior to the Effective Time), (ii) the participants’ accumulated contributions under the Company ESPP shall be used to purchase shares of Company Stock in accordance with the terms of the Company ESPP as of the date determined in accordance with the foregoing clause (i), and (iii) purchase rights under any such offering shall terminate immediately after such purchase. As of no later than the Business Day immediately prior to the Effective Time, the Company shall terminate the Company ESPP, subject to the occurrence of the Effective Time. As promptly as practicable following the purchase of shares of Company Stock in accordance with the immediately foregoing clause (ii), the Company shall return to each participant the funds, if any, that remain in such participant’s account under the Company ESPP after such purchase.

-12- Section 3.9 Withholding. Notwithstanding anything to the contrary contained in this Agreement, each of Buyer, the Company, the Surviving Corporation and the Paying Agent shall be entitled to deduct and withhold from any amount otherwise payable pursuant to this Agreement such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code or any other applicable state, local or foreign Tax Law. To the extent that amounts are so withheld and timely remitted to the applicable Governmental Entity, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of whom such deduction and withholding was made. Buyer shall use reasonable best efforts to cooperate with the Company to obtain any affidavits, certificates or other documentation as may reasonably be expected to afford to the Company and any holder of Company Stock reduction of or relief from any such deduction or withholding. ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE COMPANY Except as set forth in the forms, statements, certifications, reports and documents required to be filed or furnished by the Company with the SEC pursuant to the Exchange Act or the Securities Act since December 31, 2023 (the “Applicable Date”) (the forms, statements, certifications, reports and documents filed with or furnished to the SEC since the Applicable Date, including those filed with or furnished to the SEC subsequent to the date of this Agreement, in each case as amended, the “Company Reports”) that were filed with or furnished to the SEC prior to the date of this Agreement (excluding any disclosures set forth in any risk factor section or in any other section to the extent they are forward-looking statements or cautionary, predictive or forward-looking in nature), other than with respect to Sections 4.1, 4.2, 4.3 and 4.18, or in the corresponding sections or subsections of the disclosure letter delivered to Buyer by the Company concurrently with the execution and delivery of this Agreement (the “Company Disclosure Letter”), it being agreed that for purposes of the representations and warranties set forth in this Article IV, disclosure of any item in any section or subsection of the Company Disclosure Letter shall be deemed disclosure with respect to any other section or subsection to which the relevance of such item is reasonably apparent on its face, the Company hereby represents and warrants to Buyer and Merger Sub as of the date of this Agreement (other than such representations and warranties that are expressly made as of a certain date, which are made as of such date) that (provided that the representations and warranties in this Article IV (except in the case of Section 4.1) with respect to the Company JVs shall be given solely to the extent of the Knowledge of the Company): Section 4.1 Organization, Good Standing and Qualification. Each of Company and its Subsidiaries is a legal entity duly organized, validly existing and in good standing under the Laws of its respective jurisdiction of organization and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted and is qualified to do business and is in good standing as a foreign legal entity in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except where the failure to be so organized, qualified or in good standing, or to have such power or authority, would not, individually or in the aggregate, have a Company Material Adverse Effect. Prior to the date of

-13- this Agreement, the Company has made available to Buyer complete and correct copies of the Organizational Documents of the Company. Section 4.2 Capital Structure. (a) As of the date of this Agreement, the authorized capital stock of the Company consists of (i) 10,800,000,000 shares of Company Stock and (ii) 1,200,000,000 shares of preferred stock, par value $0.01 per share (the “Preferred Stock” and the Company Stock together with the Preferred Stock, the “Company Capital Stock”). As of February 24, 2026 (the “Measurement Date”), there were (x) (A) an aggregate of 2,481,014,551 shares of Company Stock issued and outstanding and (B) no shares of Preferred Stock issued and outstanding and (y) there were (A) an aggregate of 343,291,334 shares of Company Stock reserved for, and 148,111,652 shares of Company Stock subject to, issuance pursuant to the Company Stock Plans, which included (i) 83,652,241 Company RSUs, (ii) 15,013,403 and 23,216,712 Company PRSUs (assuming the achievement of performance criteria at target and maximum levels, respectively), (iii) 48,918,196 shares of Company Stock subject to Company Options and (iv) 527,812 Company DSUs and (B) no shares of Preferred Stock reserved for, and no shares of Preferred Stock subject to, issuance pursuant to the Company Stock Plans. As of the Measurement Date, there were 134,627.92 Company Notional Units outstanding under the Company DC Plans representing an equivalent of 134,627.92 shares of Company Stock. From the Measurement Date to the date of this Agreement, the Company has not issued or granted any shares of Company Stock, other than pursuant to (I) the vesting and settlement of Company RSUs, Company PRSUs or Company DSUs, (II) the exercise of Company Options or (III) the Company ESPP, in each case of foregoing clauses (I), (II) and (III) which were granted prior to the date of this Agreement. All of the issued and outstanding shares of Company Capital Stock have been duly authorized and validly issued and are fully paid and nonassessable. (b) Section 4.2(b) of the Company Disclosure Letter sets forth, as of the date of this Agreement, each Subsidiary of the Company (such Subsidiaries, together with any other Subsidiaries of the Company as of the Effective Time, the “Company Subsidiaries”) and the percentage ownership interest of the Company, directly or indirectly, in each such Company Subsidiary. The ownership interest in each Company Subsidiary owned by the Company, directly or indirectly, has been duly authorized and validly issued and is fully paid and nonassessable, free and clear of any Liens. (c) Except as set forth in Section 4.2(c) of the Company Disclosure Letter, as of the date of this Agreement, there are no preemptive or other outstanding rights, options, warrants, conversion rights, stock appreciation rights, redemption rights, repurchase rights, agreements, arrangements, calls, commitments or rights of any kind that obligate the Company or any of its Subsidiaries to issue or sell any shares of capital stock or other equity or voting securities of the Company or any of its Subsidiaries or any securities or obligations convertible or exchangeable into or exercisable for, or giving any Person a right to subscribe for or acquire from the Company or any of its Subsidiaries, any equity or voting securities of the Company or any of its Subsidiaries, and no securities or obligations evidencing such rights are authorized, issued or outstanding. The Company does not have outstanding any bonds, debentures, notes or other obligations the holders of which have the right to vote (or which are convertible into or

-14- exercisable for securities having the right to vote) with the stockholders of the Company on any matter. (d) Section 4.2(d) of the Company Disclosure Letter contains a correct and complete list (the “Equity Award Schedule”), as of the Measurement Date, of all outstanding Company Equity Awards, including the holder (by employee identification number), type of Company Equity Award, date of grant, number of shares of Company Stock underlying such award (and, if applicable, assuming achievement of the applicable performance metrics at the target level of performance), whether such Company Equity Award is intended to qualify as an “incentive stock option” under Section 422 of the Code, the Company Stock Plan pursuant to which the Company Equity Award was granted, the applicable vesting schedule with respect to such Company Equity Award (including whether the Company Equity Award would become vested solely as a result of the consummation of the Merger), any unpaid dividend equivalents with respect to such Company Equity Award and, where applicable, the exercise price and expiration date. The Company shall provide Buyer with an updated Equity Award Schedule within five (5) Business Days prior to the anticipated Closing Date to reflect any changes occurring between the Measurement Date and the applicable date of delivery. Section 4.3 Corporate Authority and Approval. (a) The Company has all requisite corporate power and authority and has taken all corporate action necessary to execute and deliver this Agreement and the Transaction Documents to which it is or is contemplated to be a party and that have been executed as of the date hereof and the Company will have all requisite corporate power and authority and has taken all corporate action necessary to execute and deliver all other Transaction Documents to which it will be a party as of the Effective Time and, subject to receipt of the Company Stockholder Approval, to consummate the Transactions and the transactions contemplated by the Transaction Documents. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general equity principles (the “Bankruptcy and Equity Exception”). Upon execution and delivery by the Company of each other Transaction Document to which it is or is contemplated to be a party, each other Transaction Document to which it is or is contemplated to be a party will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to the Bankruptcy and Equity Exception. (b) The Company Board has (i) (A) determined that the terms of this Agreement and the transactions contemplated hereby, including the Merger, are fair to, and in the best interests of, the Company and its stockholders, (B) determined that this Agreement and the Transactions, including the Merger, are fair to and in the best interests of the Company and its stockholders, (C) approved the execution and delivery by the Company of this Agreement, the performance by the Company of its covenants and agreements contained herein and the consummation of the Transactions, including the Merger, upon the terms and subject to the conditions set forth herein, (D) approved the termination of the Netflix Merger Agreement and (E) resolved to make the Company Recommendation and directed that this Agreement be submitted to the holders of Company Stock for their adoption, and (ii) received the opinions of

-15- J.P. Morgan Securities LLC and Allen & Company LLC to the effect that, as of the date of such opinions and based upon and subject to the various qualifications, assumptions, limitations and other matters set forth therein, the Merger Consideration provided for pursuant to this Agreement is fair, from a financial point of view, to the holders of the Company Stock. (c) No vote of the holders of any class of equity securities of the Company is required for the execution and delivery of this Agreement, the Transaction Documents or any other agreements and documents contemplated hereby to which the Company is a party, the performance by the Company of its obligations hereunder and thereunder, or to consummate the Merger and the transactions contemplated hereunder and thereunder, except for the Company Stockholder Approval. Section 4.4 Governmental Filings; No Violations. (a) Other than the necessary filings, notices, reports, consents, registrations, approvals, permits, expirations of waiting periods or authorizations (i) pursuant to Section 1.3, (ii) required under the rules and regulations of NASDAQ, (iii) required under the HSR Act or any other applicable Antitrust Laws in connection with the Transactions, the Exchange Act and the Securities Act, (iv) to comply with state securities or “blue-sky” Laws, (v) as may be required with or to Foreign Regulators pursuant to applicable Foreign Regulatory Laws and (vi) as set forth in Section 4.4(a) of the Company Disclosure Letter, no filings, notices or reports are required to be made by any of the Company or its Subsidiaries with, nor are any consents, registrations, approvals, permits, expirations of waiting periods or authorizations required to be obtained by the Company or any of its Subsidiaries from, any Governmental Entity in connection with the execution, delivery and performance of this Agreement by the Company or the consummation by the Company of the Transactions, except, in each case, those that the failure to make or obtain would not, individually or in the aggregate, have a Company Material Adverse Effect. (b) The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is or will be a party as of the Effective Time do not or will not (as applicable), and the consummation by the Company of the Transactions and the transactions contemplated by such other Transaction Documents will not, constitute or result in (i) a breach or violation of, or a default under, the Organizational Documents of the Company or any of its Subsidiaries, (ii) with or without the lapse of time or the giving of notice or both, a breach or violation of, a default or termination or modification (or right of termination or modification) under, payment of additional fees under, the creation or acceleration of any obligations under, or the creation of a Lien on any Company Material Contracts, or, assuming (solely with respect to the performance of this Agreement and the consummation of the Transactions) the filings, notices, reports, consents, registrations, approvals, permits, expirations of waiting periods and authorizations referred to in Section 4.4(a) are made or obtained, under any Law, Governmental Order or License to which the Company or any of its Subsidiaries is subject or (iii) any change in the rights or obligations under any Company Material Contract, except, in the case of clauses (ii) and (iii) above, for any such breach, violation, default, termination, modification, payment, acceleration, creation or change that would not, individually or in the aggregate, have a Company Material Adverse Effect.

-16- Section 4.5 Company Reports; Financial Statements. (a) The Company has filed or furnished or will file or furnish, as applicable, on a timely basis, all Company Reports since the Applicable Date. Each of the Company Reports, at the time of its filing or being furnished complied (or, if not yet filed or furnished, will comply) in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act, and any rules and regulations promulgated thereunder applicable to the Company Reports. As of their respective dates (or, if amended prior to the date of this Agreement, as of the date of such amendment), the Company Reports did not, and any Company Reports filed with or furnished to the SEC subsequent to the date of this Agreement will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading. (b) The Company has timely responded to all comment letters from the Staff of the SEC relating to the Company Reports dated on or prior to the date hereof, and the SEC has not asserted that any of such responses are inadequate, insufficient or otherwise non-responsive. None of the Company Reports filed on or prior to the date hereof is, to the Knowledge of the Company, subject to ongoing SEC review or investigation, and there are no inquiries or investigations by the SEC or any internal investigations pending or, to the Knowledge of the Company, threatened, in each case regarding any accounting practices of the Company. (c) The Company is in compliance in all material respects with the applicable listing and corporate governance rules and regulations of NASDAQ. (d) The Company maintains disclosure controls and procedures required by Rule 13a-15 or 15d-15 under the Exchange Act. Such disclosure controls and procedures are reasonably designed to ensure that material information required to be disclosed by the Company in its filings with the SEC under the Exchange Act is recorded and reported on a timely basis to the individuals responsible for the preparation of the Company’s filings with the SEC under the Exchange Act. The Company maintains internal control over financial reporting (as defined in Rule 13a-15 or 15d-15, as applicable, under the Exchange Act). Such internal control over financial reporting is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. The Company has disclosed, based on the most recent evaluation of its Chief Executive Officer and its Chief Financial Officer prior to the date of this Agreement, to the Company’s auditors and the audit committee of the Company Board (i) any significant deficiencies and material weaknesses in the design or operation of its internal controls over financial reporting that are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting. The Company has made available prior to the date of this Agreement to Buyer (A) either materials relating to or a summary of any disclosure of matters described in clause (i) or (ii) in the preceding sentence made by management of the Company to its auditors and the audit committee of the Company Board on or after the Applicable Date and prior to the date of this Agreement and (B) any material communication on or after the Applicable Date and prior to the date of this Agreement made by management of the

-17- Company or its auditors to the audit committee as required by the listing standards of NASDAQ, the audit committee’s charter or professional standards of the Public Company Accounting Oversight Board. (e) Each of the consolidated balance sheets included in or incorporated by reference into the Company Reports (including the related notes and schedules) fairly presents or, in the case of Company Reports filed after the date of this Agreement, will fairly present, in each case, in all material respects, the consolidated financial position of the Company and its Subsidiaries, as of the date of such balance sheet, and each of the consolidated statements of operations, cash flows and changes in stockholders’ equity (deficit) included in or incorporated by reference into the Company Reports (including any related notes and schedules) fairly presents, or, in the case of Company Reports filed after the date of this Agreement, will fairly present, in each case, in all material respects, the results of operations, retained earnings (loss) and changes in financial position, as the case may be, of the Company and its Subsidiaries for the periods set forth therein (subject, in the case of unaudited statements, to notes and normal year- end audit adjustments that are not or will not be material in amount or effect), in each case in accordance with GAAP consistently applied during the periods involved, except as may be noted therein or in the notes thereto, and complied or will comply, as of their respective dates of filing with the SEC, in all material respects with the published rules and regulations of the SEC with respect thereto. (f) Neither the Company nor any of its consolidated Subsidiaries is a party to or has any obligation or other commitment to become a party to any securitization transaction, off-balance sheet partnership or any similar Contract (including any structured finance, special purpose or limited purpose entity, or any “off-balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K under the Exchange Act)) where the result, purpose or intended effect of such Contract is to avoid disclosure of any material transaction involving, or material liabilities of, the Company in any of the Company’s published financial statements or other Company Reports. Section 4.6 Absence of Certain Changes. (a) Since September 30, 2025, and through the date of this Agreement, there has not been any Effect that, individually or in the aggregate, has had a Company Material Adverse Effect. (b) Since September 30, 2025, and through the date of this Agreement, other than in connection with this Agreement, the Transactions and the Netflix Merger Agreement (including (x) conducting the business of the Company and its Subsidiaries in accordance with the terms thereof, (y) the transactions contemplated thereby and (z) the termination thereof), (i) the business of the Company and its Subsidiaries has been conducted in the Ordinary Course in all material respects, (ii) there has not been any material damage, destruction or other casualty loss with respect to any material asset of the Company and its Subsidiaries, whether or not covered by insurance, and (iii) there has not been any action taken by the Company or any of its Subsidiaries that, if taken during the period between the date of this Agreement through the Effective Time, without Buyer’s consent, would constitute a breach of Section 6.1(a)(y)(i)(C) (Distributions), (iii)(B) (Senior Executive Compensation), (vi) (COT Properties), (vii) (Key

-18- Properties), (viii) (HBO Service), (ix) (Sale of Assets), (xi) (Acquisitions), (xii) (Accounting Policies), (xv) (Loans) or (xxvi) (solely to the extent relating to the foregoing clauses (i)(C), (iii)(B), (vi), (vii), (viii), (ix), (xi), (xii) and (xv)). Section 4.7 Litigation and Liabilities. (a) As of the date of this Agreement, there are no Proceedings pending or, to the Knowledge of the Company, threatened against the Company or its Subsidiaries, except for those that would not, individually or in the aggregate, have a Company Material Adverse Effect. (b) There are no obligations or liabilities of the Company or any of its Subsidiaries, whether or not accrued, contingent or otherwise, other than obligations or liabilities (i) disclosed, reflected, reserved against or otherwise provided for in the consolidated balance sheet of the Company as of December 31, 2024 and the notes thereto set forth in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2024, (ii) incurred in the Ordinary Course since December 31, 2024, (iii) arising out of this Agreement (and which do not arise out of a breach by the Company of any representation or warranty in this Agreement) or third-party service provider obligations incurred in connection with the Transactions, (iv) incurred pursuant to Contracts or Licenses binding on the Company or any of its Subsidiaries or pursuant to which their respective assets are bound (other than those resulting from a breach of such Contract or License) or (v) that would not, individually or in the aggregate, have a Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to or subject to the provisions of any Governmental Order that would, individually or in the aggregate, have a Company Material Adverse Effect. Section 4.8 Employee Benefits and Labor Matters. (a) Each material Company Plan as of the date of this Agreement is listed in Section 4.8(a) of the Company Disclosure Letter, other than employment agreements that do not materially deviate from the Company’s standard forms set forth in Section 4.8(a) of the Company Disclosure Letter. True and complete copies of each of the material Company Plans (other than employment agreements that do not materially deviate from the Company’s standard forms set forth in Section 4.8(a) of the Company Disclosure Letter) (or, if unwritten, a written summary thereof) and all amendments thereto have been made available to Buyer on or prior to the date of this Agreement. The Company shall provide a list to Buyer of each material employment agreement with a Company Employee, other than any such employment agreements that do not materially deviate from the Company’s standard forms set forth in Section 4.8(a) of the Company Disclosure Letter, and make available to Buyer true and complete copies (or a summary of the material terms) of each such material employment agreement within ninety (90) days following the date of this Agreement. (b) Each Company Plan that is subject to ERISA that is an “employee pension benefit plan” within the meaning of Section 3(2) of ERISA (a “Company Pension Plan”) and intended to be qualified under Section 401(a) of the Code, has received a favorable determination letter from the IRS and, to the Knowledge of the Company, no circumstance exists that is likely to result in the loss of the qualification of such plan under Section 401(a) of the Code. Except as would not, individually or in the aggregate, have a Company Material Adverse

-19- Effect, each Company Plan has been established, funded and operated in accordance with its terms and with all applicable Law, including the applicable provisions of ERISA and the Code. (c) No liability under Subtitle C or D of Title IV of ERISA has been or is expected to be incurred by the Company or any of its Subsidiaries with respect to any ongoing, frozen or terminated “single-employer plan,” within the meaning of Section 4001(a)(15) of ERISA, currently or formerly maintained by any of them, or the single-employer plan of any entity which is considered one employer with the Company under Section 4001 of ERISA or Section 414 of the Code (a “Company ERISA Affiliate”), except as would not, individually or in the aggregate, have a Company Material Adverse Effect. (d) Each Multiemployer Plan maintained, sponsored or contributed to by the Company or any Company ERISA Affiliate (a “Company Multiemployer Plan”), as of the date of this Agreement, is listed in Section 4.8(d) of the Company Disclosure Letter, and true and complete copies of each such Multiemployer Plan and all amendments thereto have been made available to Buyer on or prior to the date of this Agreement. With respect to each Company Multiemployer Plan, except as would not, individually or in the aggregate, have a Company Material Adverse Effect: (i) to the Knowledge of the Company, no such Company Multiemployer Plan is insolvent, within the meaning of Section 4245 of ERISA; (ii) no withdrawal liability, within the meaning of Section 4201 of ERISA, has been or is reasonably expected to be incurred by the Company or any Company ERISA Affiliate, and, to the Knowledge of the Company, no event has occurred that has resulted or would reasonably be expected to result in the incurrence by the Company or any Company ERISA Affiliate of any liability with respect to the withdrawal or partial withdrawal from, or termination of, any Company Multiemployer Plan; (iii) to the Knowledge of the Company, no proceeding has been initiated by the PBGC to terminate such Company Multiemployer Plan or is threatened; and (iv) all contributions required to be made by the Company or any of its Subsidiaries under each such Company Multiemployer Plan, as of the date of this Agreement, have been timely made. (e) Neither any Company Pension Plan nor any single-employer plan of a Company ERISA Affiliate has failed to satisfy the minimum funding standards under Sections 412 and 430 of the Code and Section 302 of ERISA (whether or not waived), and no Company ERISA Affiliate has an outstanding funding waiver. Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, with respect to any Company Pension Plan subject to the minimum funding requirements of Section 412 of the Code or Title IV of ERISA, (i) no such plan is, or is expected to be, in “at-risk” status (within the meaning of Section 303(i)(4)(A) of ERISA or Section 430(i)(4)(A) of the Code), (ii) no unsatisfied liability (other than for premiums to the Pension Benefit Guaranty Corporation (the “PBGC”)) under Title IV of ERISA has been, or is expected to be, incurred by the Company or any of its Subsidiaries and (iii) the PBGC has not instituted proceedings to terminate any such Company Pension Plan. (f) As of the date of this Agreement, there is no pending or, to the Knowledge of the Company, threatened litigation relating to the Company Plans, except as would not, individually or in the aggregate, have a Company Material Adverse Effect. (g) Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries has any obligations for

-20- retiree health or life benefits under any of the Company Plans or any Collective Bargaining Agreement, except as required by Section 4980B of the Code or Section 601 of ERISA (or any similar non-U.S. Law). (h) Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, (i) each material Company Plan that is maintained in any non-U.S. jurisdiction or covers any Company Employee residing or working outside the United States (each, an “International Company Plan”) has been established, funded, and operated in compliance in all respects with its terms and conditions and with the requirements prescribed by any applicable Laws, (ii) each International Company Plan which is required to be registered or approved by any Governmental Entity has been so registered and approved and has been maintained in good standing with applicable requirements of the Governmental Entities, and, if intended to qualify for special tax treatment, meets all requirements for such special tax treatment with respect to such International Company Plan, and (iii) each International Company Plan is funded and/or book-reserved, as appropriate, based upon reasonable actuarial assumptions, to the extent such International Company Plan is required to be funded and/or book-reserved. (i) Neither the execution of this Agreement, stockholder adoption of this Agreement, receipt of approval or clearance from any one or more Governmental Entities of the Transactions, nor the consummation of the Transactions will, either alone or in combination with any other event, (A) cause any Company Employee to become eligible for any increase in severance pay upon any termination of employment after the date of this Agreement, (B) accelerate the time of payment or vesting or result in any payment or funding (through a grantor trust or otherwise) of material compensation or benefits to any Company Employee or under any Company Plan, or increase the amount payable or result in any other material obligation pursuant to any of the Company Plans, (C) limit or restrict the right of the Company to merge, amend or terminate any of the Company Plans or (D) result in the payment of any amount that could, individually or in combination with any other such payment, constitute an “excess parachute payment” as defined in Section 280G(b)(1) of the Code. (j) Except as set forth in Section 4.8(j) of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries is party to any Collective Bargaining Agreements (excluding any Collective Bargaining Agreement with a Guild or that applies on a national, area-wide, sector-wide, or industry-wide basis). To the Knowledge of the Company, there are no activities or proceedings of any Labor Union to organize any Company Employees with regard to their employment with the Company or any of its Subsidiaries. There is no, and since December 31, 2023 there has been no, strike, lockout, concerted work slowdown or stoppage, material unfair labor practice charge, material grievance, material arbitration, or other labor dispute pending or, to the Knowledge of the Company, threatened in writing, against the Company or any of its Subsidiaries, except where such strike, lockout or concerted work slowdown or stoppage would not, individually or in the aggregate, have a Company Material Adverse Effect. (k) The Company and each of its Subsidiaries is, and has been since December 31, 2023, in compliance with all applicable Laws governing employment or labor, including all such Laws relating to terms and conditions of employment, wages, hours, worker

-21- classification, contractors, child labor, immigration, collective bargaining, labor relations, discrimination, equal opportunity, safety and health, disability rights or benefits, employee leave issues, plant closures and layoffs, unemployment insurance, workers’ compensation, and automated employment decision tools and other artificial intelligence, except as would not, individually or in the aggregate, have a Company Material Adverse Effect. (l) Since December 31, 2023, neither the Company nor any of its Subsidiaries has entered into a settlement agreement relating to a court or administrative complaint with a current or former officer, employee or independent contractor of the Company or any of its Subsidiaries that involves allegations relating to harassment or discrimination of any kind by a Covered Employee. Since December 31, 2023, no formally reported allegations of harassment or discrimination of any kind have been made against any Senior Executive other than allegations that were formally investigated and determined by the Company to be unsubstantiated. (m) To the Knowledge of the Company, no Covered Employee is in any material respect in violation of any term of any nondisclosure agreement, non-competition agreement or similar restrictive covenant agreement: (i) to the Company or any of its Subsidiaries or (ii) to a former employer of any such employee relating to (A) the right of any such employee to be employed by the Company or any of its Subsidiaries or (B) the knowledge or use of Trade Secrets or proprietary information. To the Knowledge of the Company, no Senior Executive has provided written notice to the Company of his or her intention to terminate his or her employment. Section 4.9 Compliance with Laws, Licenses. (a) Each of the Company and its Subsidiaries, since the Applicable Date, has not been, and is not being, conducted in violation of any applicable federal, state, local, foreign or transnational Law or any Governmental Order, except for such violations that would not, individually or in the aggregate, have a Company Material Adverse Effect. To the Knowledge of the Company, no investigation or review by any Governmental Entity with respect to the Company or its Subsidiaries is pending or, as of the date of this Agreement, threatened, nor has any Governmental Entity indicated an intention to conduct the same, except for such investigations or reviews the outcome of which would not, individually or in the aggregate, have a Company Material Adverse Effect. Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, the Company and its Subsidiaries possesses each License necessary to conduct its business. (b) Section 4.9(b) of the Company Disclosure Letter sets forth a complete and accurate list, as of the date of this Agreement, of each License made, issued or granted to the Company or any of its Subsidiaries or used by the Company and its Subsidiaries, except for any Licenses the absence of which would not, individually or in the aggregate, have a Company Material Adverse Effect. (c) The Company and its Subsidiaries and, to the Knowledge of the Company, the officers, directors and employees of the Company and its Subsidiaries are in compliance in all material respects with, and since the Applicable Date have complied in all material respects

-22- with: (i) the provisions of the FCPA applicable to the Company and its Subsidiaries and such officers, directors and employees; and (ii) the provisions of all anti-bribery, anti-corruption and anti-money laundering Laws of each jurisdiction in which the Company and its Subsidiaries operate or have operated. Since the Applicable Date, the Company and its Subsidiaries and, to the Knowledge of the Company, the officers, directors and employees of the Company and its Subsidiaries, have not paid, offered or promised to pay, or authorized or ratified the payment, directly or indirectly, of any monies or anything of value to any national, provincial, municipal or other Government Official or any political party or candidate for political office for the purpose of corruptly influencing any act or decision of such official or of the government to obtain or retain business, or direct business to any person or to secure any other improper benefit or advantage, in each case in violation in any material respect of the FCPA or any Laws described in clause (ii) of the foregoing sentence. (d) The Company and its Subsidiaries have instituted and maintain policies and procedures reasonably designed to ensure compliance with the FCPA and other anti-bribery, anti-corruption and anti-money laundering Laws in each jurisdiction in which the Company and its Subsidiaries operate. (e) None of the Company nor any of its Subsidiaries are, and since the Applicable Date, have been, subject to any pending, or, to the Knowledge of the Company, threatened civil, criminal, or administrative actions, suits, demands, claims, hearings, notices of violation, investigations, proceedings, demand letters, settlements or enforcement actions, or made any voluntary disclosures to any Governmental Entity, involving the Company and its Subsidiaries relating to the FCPA or any other anti-bribery, anti-corruption or anti-money laundering Laws. (f) Without limiting the generality of the foregoing, each of the Company and its Subsidiaries, since the Applicable Date, has been and currently is in compliance in all material respects with the Export and Sanctions Regulations. Section 4.9(f) of the Company Disclosure Letter sets forth a complete and accurate list, as of the date of this Agreement, of material specific licenses or authorizations held by the Company or any of its Subsidiaries under the Export and Sanctions Regulations. The Company and its Subsidiaries have instituted and maintain policies and procedures reasonably designed to ensure compliance with the Export and Sanctions Regulations in each jurisdiction in which the Company and its Subsidiaries operate or are otherwise subject to jurisdiction. (g) None of the Company nor any of its Subsidiaries are, and since the Applicable Date, have been, subject to any actual, pending or, to the Knowledge of the Company, threatened Proceedings, demands, notices of violation, demand letters, settlements or enforcement actions, or made any voluntary disclosures to any Governmental Entity, involving the Company or any of its Subsidiaries relating to the Export and Sanctions Regulations. (h) Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, the Company and its Subsidiaries are in compliance with the rules and regulations of all performing rights societies and industry guilds applicable to their operations. Section 4.10 [Reserved].

-23- Section 4.11 Certain Contracts. (a) Section 4.11(a) of the Company Disclosure Letter sets forth a complete and accurate list as of the date of this Agreement of each Contract to which either the Company or any of its Subsidiaries is a party or bound (each such Contract, a “Company Material Contract”), which: (i) provides that any of the Company or its Subsidiaries will not compete with any other Person, or which grants “most favored nation” protections to the counterparty to such Contract, that in each case after the Effective Time would be binding upon Buyer or any of its Subsidiaries (other than the Company or any of its Subsidiaries), and is material to the Company and its Subsidiaries, taken as a whole; (ii) purports to limit in any material respect either the type of business in which the Company or any of its Subsidiaries may engage or the manner or locations in which any of them may so engage in any business, that in each case after the Effective Time would be binding upon Buyer or any of its Subsidiaries (other than the Company and any of its Subsidiaries); (iii) requires the Company or any of its Subsidiaries (or, after the Effective Time, Buyer or any of its Subsidiaries) to deal exclusively with any Person or group of related Persons which Contract is reasonably likely to provide for annual revenues or expenses of $500,000,000 or more; (iv) is material to the formation, creation, operation, management or control of any partnership or joint venture, the book value of the Company’s investment in which exceeds $500,000,000; (v) is a Contract for the operating lease of personal property providing for annual payments of $60,000,000 or more; (vi) is (A) a Material Real Property Lease or (B) any Contract relating to the disposition or acquisition of Owned Real Property; (vii) is required to be filed by the Company as a “material contract” pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act; (viii) contains a put, call or similar right pursuant to which the Company or any of its Subsidiaries would be required to purchase or sell, as applicable, any equity interests of any Person or assets (excluding Intellectual Property) at a purchase price which would reasonably be expected to exceed, or the fair market value of the equity interests or assets (excluding Intellectual Property) of which would be reasonably likely to exceed, $250,000,000; (ix) is a Contract not of a type (disregarding any dollar thresholds, materiality or other qualifiers, restrictions or other limitations applied to such Contract type) described in the foregoing clauses (i) through (viii) and in the following clause (x) that has or would reasonably be likely to, either pursuant to its own terms or the terms of any related Contracts, involve net payments or receipts in excess of $600,000,000 in any year; or

-24- (x) is a Contract (A) governing Indebtedness of the Company or any of its Subsidiaries with a principal amount in excess of $60,000,000, (B) that grants a Lien securing Indebtedness of the Company or any of its Subsidiaries with a principal amount in excess of $60,000,000 on any property or asset of the Company or any of its Subsidiaries, or (C) under which any Person is guaranteeing Indebtedness of the Company or any of its Subsidiaries with a principal amount in excess of $60,000,000; provided that, notwithstanding the foregoing, Company Material Contracts shall not include any purchase orders and invoices or Company Plans or agreements related to the development or Exploitation (including any production, licensing or distribution) of Content (or Intellectual Property licensed for use in the development or production of Content, which are the subject of Section 4.14(d)). (b) A true and complete copy of each Company Material Contract, as of the date of this Agreement, including all amendments, attachments, schedules and exhibits thereto, has been made available to Buyer prior to the date of this Agreement (other than any immaterial omissions and subject to the redaction of competitively sensitive information). Each of the Company Material Contracts, and each Contract entered into after the date hereof that would have been a Company Material Contract if entered into prior to the date hereof (each, a “Company Additional Contract”), is (or if entered into after the date hereof, will be) valid and binding on the Company or the applicable Subsidiary, as the case may be, and, to the Knowledge of the Company, each other party thereto, and is in full force and effect, except for such failures to be valid and binding or to be in full force and effect as would not, individually or in the aggregate, have a Company Material Adverse Effect. None of the Company nor any of its Subsidiaries or, to the Knowledge of the Company, any other party is in breach of or in default under any Company Material Contract or Company Additional Contract, and no event has occurred that, with the lapse of time or the giving of notice or both, would constitute a default thereunder by the Company or any of its Subsidiaries, in each case, except for such breaches and defaults as would not, individually or in the aggregate, have a Company Material Adverse Effect. To the Knowledge of the Company, as of the date of this Agreement, none of the Company nor any of its Subsidiaries has received written notice alleging a breach of or default under any Company Material Contract. Section 4.12 Environmental Matters. Except for such matters that would not, individually or in the aggregate, have a Company Material Adverse Effect: (a) each of the Company and its Subsidiaries has since the Applicable Date been in compliance with all applicable Environmental Laws, (b) the environmental conditions at the properties currently owned, leased or operated by the Company and its Subsidiaries (including soils, groundwater and surface water), and, to the Knowledge of the Company, any formerly owned, leased or operated properties, are not contaminated with any Hazardous Substance that has or would reasonably be likely to result in the Company or any of its Subsidiaries incurring liability or having to conduct or fund any cleanup or other remedial activity pursuant, directly or indirectly, to any applicable Environmental Law, (c) none of the Company nor any of its Subsidiaries is subject to any Proceeding, or has otherwise received a written notice, alleging that it is liable for the release or threat of release of any Hazardous Substance that has or would reasonably be likely to result in the Company or any of its Subsidiaries incurring liability under any applicable Environmental Law, (d) none of the Company nor any of its Subsidiaries have received any

-25- written notice, demand, letter, claim or request for information alleging that the Company or any of its Subsidiaries may be in violation of or subject to liability under any Environmental Law, (e) none of the Company nor any of its Subsidiaries is subject to any outstanding obligations under any orders, decrees or injunctions, or outstanding obligations or claims under any indemnities or other contractual agreements, concerning liability or obligations relating to any Environmental Law and (f) to the Knowledge of the Company, there are no other environmental conditions involving the Company or any of its Subsidiaries that would reasonably be likely to result in a liability to the Company or any of its Subsidiaries pursuant to any Environmental Law. Section 4.13 Taxes. Except as would not, individually or in the aggregate, have a Company Material Adverse Effect: (a) All Tax Returns required to be filed by or with respect to the Company and its Subsidiaries have been timely filed (taking into account applicable extensions), and all such Tax Returns are true, correct and complete in all respects. (b) All Taxes of or with respect to the Company and its Subsidiaries, whether or not shown as due on such Tax Returns, have been timely paid in full, or adequate reserves therefor have been provided in accordance with GAAP. Neither the Company nor its Subsidiaries is currently the beneficiary of any extension of time within which to file any Tax Return (other than automatically granted extensions obtained in the Ordinary Course). (c) All Taxes required to be withheld in respect of the Company and its Subsidiaries have been withheld and, to the extent required, have been timely paid over to the appropriate Governmental Entity. (d) No deficiency for any amount of Taxes has been asserted or assessed by any Governmental Entity in writing against the Company or any of its Subsidiaries (or, to the Knowledge of the Company, has been threatened or proposed), except for deficiencies which have been satisfied by payment, settled or withdrawn. No claim, audit or other proceeding by any Governmental Entity is pending or threatened in writing with respect to any Taxes of or with respect to the Company or any of its Subsidiaries. (e) Neither the Company nor any of its Subsidiaries has constituted either a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) during the two (2)-year period ending on the date of this Agreement. (f) Neither the Company nor any of its Subsidiaries has participated in a “listed transaction” as defined in Treasury Regulations Section 1.6011-4(b)(2). (g) There are no Liens for Taxes (other than Liens for Taxes not yet due and payable or that are being contested in good faith by appropriate proceedings and as to which adequate reserves therefor have been provided in accordance with GAAP) upon the assets of the Company or any of its Subsidiaries. (h) Neither the Company nor any of its Subsidiaries is party to (or will be liable in respect of) any Contract relating to the allocation, sharing or indemnification of an amount of Taxes, other than (i) customary commercial, leasing or employment Contracts entered

-26- into in the Ordinary Course, the primary purposes of which do not relate to Taxes and (ii) Contracts solely between or among any of the Company or one or more of its Subsidiaries. (i) Neither the Company nor any of its Subsidiaries (i) is, or since April 8, 2022 has been, a member of a group filing an affiliated, consolidated, combined or unitary Tax Return (other than a group the common parent of which is the Company or a Subsidiary of the Company), or (ii) has any Liability for the Taxes of any Person other than the Company or any of its Subsidiaries under Treasury Regulation Section 1.1502-6 (or any corresponding or similar provision of U.S. state or local or non-U.S. Law), as a transferee or successor or by Contract (other than a commercial contract executed in the ordinary course of business the primary purpose of which is not related to Taxes), other than Contracts solely between or among any of the Company or one or more of its Subsidiaries. (j) No Governmental Entity has notified the Company or any of its Subsidiaries in writing that it is or may be subject to taxation by a jurisdiction in which it does not presently file Tax Returns. (k) The Company is not and has not, in the five (5)-year period ending on the date of this Agreement, been a “United States Real Property Holding Corporation” within the meaning of Section 897 of the Code. (l) No closing agreements (as described in Section 7121 of the Code or any corresponding provision of state, local or non-U.S. Law), private letter rulings, technical advice memoranda or similar agreements or rulings, in each case, in respect of Taxes of the Company or any of its Subsidiaries, have been entered into or requested by the Company or any of its Subsidiaries that will be in effect after the Closing. Section 4.14 Intellectual Property. (a) Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, all Registered Company IP is subsisting and, to the Knowledge of the Company, valid and enforceable. (b) Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, the Company and its Subsidiaries (i) are the owners of the Company Owned IP, free and clear of any Liens and (ii) own, or have a valid and enforceable license or other sufficient rights to use, all Intellectual Property that is used by or necessary to operate the business of the Company and its Subsidiaries. (c) Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, (i) the Company and its Subsidiaries have not since the Applicable Date, and do not, infringe, misappropriate or otherwise violate the Intellectual Property rights of any third party, (ii) no third party is infringing, misappropriating or otherwise violating any Company Owned IP, (iii) there are no pending or threatened in writing Proceedings alleging that the Company or any of its Subsidiaries have infringed, misappropriated or otherwise violated the Intellectual Property rights of any Person, and (iv) the Company and its Subsidiaries have not received any written notice within the past three (3) years alleging that the Company or any of its

-27- Subsidiaries is infringing, misappropriating, or otherwise violating the Intellectual Property rights of any third party. (d) The Company has provided Buyer with true and complete copies of (i) all material Contracts containing any in-licenses or transfers of the COT Properties to the Company or any of its Subsidiaries or any of its or their predecessors (including the in-licensing of Intellectual Property for use in the development or production of such COT Properties); provided that for purposes of this Section 4.14(d)(i) a Contract shall be deemed material only if it would reasonably be expected to impair the Exploitation of such COT Property in any material respect; and (ii)(w) the top ten (10) by revenue vMVPD and MVPD agreements that include distribution of the COT Properties in the United States and, to the extent not included in the above, the top eight (8) HBO Max distribution agreements by revenue for the United States; (x) the top ten (10) by revenue HBO Max distribution agreements for the Europe and Middle East region; (y) the top ten (10) by revenue HBO Max or HBO Premium distribution agreements for the Latin America region; and (z) the top ten (10) by revenue HBO Max distribution agreements for the Asia Pacific region; provided that the foregoing shall not include COT Property Agreements solely between or among the Company and its Subsidiaries. Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, the Key Out-License Agreements and the Key Out-License Summary (solely with respect to the COT Properties, term, exclusivity and territory), taken together, constitute an accurate and complete summary (solely with respect to the COT Properties, term, exclusivity and territory) of all exclusive out-licenses and material non-exclusive out-licenses of the COT Properties. (e) Within the past three (3) years, the Company and its Subsidiaries have not dedicated to the public domain, forfeited, abandoned or otherwise allowed to fall into the public domain, any COT Property. (f) To the Knowledge of the Company, none of the COT Properties are subject to a right of any Person to, within ten (10) years of the date of this Agreement, revert, extinguish or otherwise terminate any right of the Company or any of its Subsidiaries in any COT Properties, including pursuant to 17 U.S.C. §203 or §304 or their foreign equivalents. Within the past three (3) years, the Company and its Subsidiaries have not received any written notice reverting, extinguishing or otherwise terminating (or stating an intent to revert, extinguish or otherwise terminate) any rights of the Company or any of its Subsidiaries in any COT Property, including under §203 or §304(c) of the United States Copyright Act and their foreign equivalents, and, to the Knowledge of the Company, there is no reasonable basis for a claim that any Person holds any such right. (g) Except as would not, individually or in the aggregate, have a Company Material Adverse Effect or Buyer Material Adverse Effect, the execution, delivery and performance of this Agreement, and the consummation of the Merger will not, with or without notice or the lapse of time or both: (i) breach or require consent or notice to be given for any COT Property Agreement;

-28- (ii) cause any material loss of, or forfeiture or termination of (or give rise to a right of forfeiture or termination of, or any incremental loss of rights with respect to), any rights of the Company or any of its Subsidiaries to Exploit any COT Properties; (iii) in any way impair the right to Exploit, or bring any Proceeding for the unauthorized Exploitation, disclosure, or infringement of, any COT Properties; (iv) result in any other Person receiving (or give any other Person) the right or option to modify or terminate any agreement, covenant not to sue, immunity or other rights with respect to any COT Properties, or result in the Company or any of its Subsidiaries not having any such rights to the same extent as it would had such execution, delivery, performance, or consummation not taken place; (v) cause or require Buyer, its Affiliates or the Company or any of its Subsidiaries to be bound by, or become subject to, any non-compete, non-solicit or other similar or comparable restriction on the operation or scope of their respective businesses; (vi) cause or require the Company or any of its Subsidiaries (or accelerate any obligation of the Company or any of its Subsidiaries) to pay any royalties or other amounts to any Person with respect to ownership or Exploitation of COT Properties by the Company or any of its Subsidiaries (or any of their licensees) that the Company or its Subsidiaries would not otherwise have been required to pay pursuant to any license or other agreement; or (vii) result in any other Person having (or give or purport to give any other Person) the right or option to any license, covenant not to sue, immunity or other rights with respect to the Intellectual Property rights of Buyer, its Affiliates or the Company or any of its Subsidiaries. (h) Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, the Company and its Subsidiaries take and have taken commercially reasonable measures to maintain, preserve and protect (i) their respective interests in the Intellectual Property material to the respective businesses of the Company and its Subsidiaries, and (ii) the confidentiality of the Trade Secrets owned or received from third parties by the Company and its Subsidiaries. Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, there has not been any disclosure or other compromise of any confidential or proprietary information of the Company or any of its Subsidiaries (including any such information of any other Person disclosed in confidence to the Company or any of its Subsidiaries) to any third party in a manner that has resulted or would reasonably be likely to result in any liability to the Company or any of its Subsidiaries. (i) Except as would not, individually or in the aggregate, have a Company Material Adverse Effect: (i) the Company Information Technology operates and performs in all respects as required to permit the Company and its Subsidiaries to conduct their respective businesses as currently conducted, and (ii) to the Knowledge of the Company, since the Applicable Date, no Person has gained unauthorized access to the Company Information Technology in a manner that has resulted or would reasonably be likely to result in liability to the Company or any of its Subsidiaries. Except as would not, individually or in the aggregate,

-29- have a Company Material Adverse Effect, none of the software owned by the Company or any of its Subsidiaries contains or is distributed with any shareware, open source code or other software for which use or distribution is under a license that requires the Company or any of its Subsidiaries to do any of the following: (A) disclose or distribute the software owned by the Company or any of its Subsidiaries in source code form, (B) authorize a licensee of the software owned by the Company or any of its Subsidiaries to make derivative works of such software owned by the same or (C) distribute the software owned by the Company or any of its Subsidiaries at no cost to the recipient. (j) Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, (i) the Company and its Subsidiaries are in compliance with applicable Laws and Governmental Orders regarding the privacy and security of customer, employee and other Personal Data and are compliant in all respects with their respective privacy policies and (ii) there have not been any incidents of, or third-party claims related to, any loss, theft, unauthorized access to or acquisition, modification, disclosure, corruption or other misuse of any Personal Data in the Company’s or any of its Subsidiaries’ possession. Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries has received any written notice of any claims, investigations (including investigations by any Governmental Entity) or alleged violations of any Laws and Governmental Orders with respect to Personal Data possessed by the Company or any of its Subsidiaries. Section 4.15 Insurance. The Company has made available to Buyer prior to the date of this Agreement true, correct and complete copies of the Company’s and its Subsidiaries’ director and officer insurance policies. The insurance policies held by the Company and its Subsidiaries provide adequate coverage for all normal risks incident to the business and assets of the Company and its Subsidiaries, except for any such failures to maintain such policies that would not, individually or in the aggregate, have a Company Material Adverse Effect. Each such policy is in full force and effect and all premiums due with respect to all such policies have been paid, with such exceptions that would not, individually or in the aggregate, have a Company Material Adverse Effect. Section 4.16 Related-Party Transactions. As of the date hereof, except as disclosed in the Company’s definitive proxy statements included in the Company Reports, within the twelve (12) months prior to the date of this Agreement no event has occurred, and no relationship exists that would be required to be reported by the Company pursuant to Item 404 of Regulation S-K. Section 4.17 Information Supplied. The information supplied by or on behalf of the Company to be contained in, or incorporated by reference in, the Proxy Statement, including any amendments or supplements thereto and any other document incorporated or referenced therein, will not, on the date the Proxy Statement is first mailed to stockholders of the Company, at the time of the Company Stockholder Meeting or at the time of any amendment or supplement thereof, contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, at the time and in light of the circumstances under which they were made, not misleading. The Proxy Statement will comply as to form in all material respects with the requirements of the Exchange Act and the

-30- rules and regulations thereunder. Notwithstanding the foregoing provisions of this Section 4.17, no representation or warranty is made by the Company with respect to information or statements made or incorporated by reference in the Proxy Statement that were supplied by or on behalf of Buyer or Merger Sub for use therein. Section 4.18 Brokers and Finders. The Company has not employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders’ fees in connection with the Transactions, except that the Company has engaged Allen & Company LLC, J.P. Morgan Securities LLC and Evercore Group L.L.C. as the Company’s financial advisors , none of which shall be entitled to any brokerage fees, commissions or finders’ fees (not including any fees with respect to opinions delivered by such financial advisors or expense reimbursement) in connection with the Netflix Merger Agreement, the transactions contemplated thereby or the termination thereof, except as are credited to any amount payable in connection with this Agreement or the Transactions. The Company has, prior to the execution and delivery of this Agreement by the Company, made available to Buyer true, correct and complete copies of the Company’s engagement letters with such financial advisors as in effect on the date of this Agreement (including such engagement letters with respect to the Netflix Merger Agreement, the transactions contemplated thereby or the termination thereof). Section 4.19 Real Property. (a) Section 4.19(a) of the Company Disclosure Letter sets forth a true and complete list in all material respects of the real property owned in fee by the Company or any of its Subsidiaries (collectively, the “Owned Real Property”). The Company or one of its Subsidiaries has good fee title to all Owned Real Property, free and clear of all Liens to the Knowledge of the Company. To the Knowledge of the Company, the Owned Real Property is not subject to any agreement under which any Person has a right to purchase any of the Owned Real Property. Except as set forth in Section 4.19(a) of the Company Disclosure Letter, to the Knowledge of the Company, there does not exist, any actual, pending or threatened violation of any Laws that remains uncured, proceedings of eminent domain, condemnation or any sale or disposition in lieu thereof. (b) Section 4.19(b) of the Company Disclosure Letter sets forth a true and complete list in all material respects pursuant to which the Company or any of its Subsidiaries leases or subleases any real property in excess of 100,000 square feet (each, a “Material Real Property Lease,” and such real property the subject thereof, the “Leased Real Property”). The Company has made available to Buyer correct and complete copies in all material respects each Material Real Property Lease in the possession of the Company and, to the Knowledge of the Company, each is in full force and effect. The Company and its Subsidiaries, as applicable, hold valid real estate interests and rights to the Leased Real Property, free and clear of all Liens. To the Knowledge of the Company, there does not exist any material breaches or defaults by the Company or any of its Subsidiaries under any Material Real Property Lease. Section 4.20 Termination of Netflix Merger Agreement. Concurrently with the execution and delivery of this Agreement, assuming that Buyer has paid (or has caused to be paid) the Netflix Termination Fee on behalf of the Company, the Company has validly terminated the Netflix Merger Agreement in accordance with its terms and has no further

-31- liabilities thereunder. Promptly, and in any event within twenty-four (24) hours after the execution and delivery of this Agreement, the Company will have instructed Netflix to return to the Company or destroy or erase all Confidential Information (as defined in the Netflix Merger Agreement) previously furnished to Netflix or Representatives of Netflix by or on behalf of the Company or any of its Subsidiaries (in accordance with the terms of the confidentiality letter agreement entered into between Netflix and the Company, dated October 26, 2025 (the “Netflix Confidentiality Agreement”)), except as permitted in the Netflix Confidentiality Agreement. Upon or substantially concurrently with the execution and delivery of this Agreement, the Company will have terminated all physical and electronic data room access for Netflix and its Representatives to diligence or other information regarding the Company or any of its Subsidiaries. Section 4.21 No Other Representations and Warranties. The Company, on its own behalf and on behalf of its Affiliates and each of its and their respective representatives, acknowledges and agrees that (a) except for the representations and warranties made by Buyer and Merger Sub in Article V or in any certificate delivered pursuant to this Agreement, neither Buyer, Merger Sub nor any other Person makes any express or implied representation or warranty with respect to Buyer and its Affiliates or any of their respective businesses, operations, assets, liabilities, conditions (financial or otherwise) or prospects in connection with this Agreement or the Transactions, and Buyer and Merger Sub hereby disclaims any such other representations or warranties, and (b) neither Buyer nor any other Person makes or has made any representation or warranty to the Company or any of its Affiliates or Representatives with respect to (i) any financial projection, forecast, estimate, budget or prospective information relating to Buyer or any of its Affiliates or any of their respective businesses, or (ii) any oral or, except for the representations and warranties made by Buyer and Merger Sub in Article V or in any certificate delivered pursuant to this Agreement, written information made available to the Company or any of its Affiliates or Representatives in the course of their evaluation of Buyer, the Buyer Entities or the business of Buyer and its Subsidiaries, the negotiation of this Agreement or in the course of the Transactions. ARTICLE V REPRESENTATIONS AND WARRANTIES OF BUYER AND MERGER SUB Except as set forth in the forms, statements, certifications, reports and documents required to be filed or furnished by Buyer with the SEC pursuant to the Exchange Act or the Securities Act since the Applicable Date (the forms, statements, certifications, reports and documents filed with or furnished to the SEC since the Applicable Date, including those filed with or furnished to the SEC subsequent to the date of this Agreement, in each case as amended, the “Buyer Reports”) that were filed with or furnished to the SEC prior to the date of this Agreement (excluding any disclosures set forth in any risk factor section or in any other section to the extent they are forward-looking statements or cautionary, predictive or forward-looking in nature), other than with respect to Sections 5.1, 5.2, 5.3 and 5.9, or in the corresponding sections or subsections of the disclosure letter delivered to the Company by Buyer concurrently with the execution and delivery of this Agreement (the “Buyer Disclosure Letter”), it being agreed that for purposes of the representations and warranties set forth in this Article V, disclosure of any item in any section or subsection of the Buyer Disclosure Letter shall be deemed disclosure with

-32- respect to any other section or subsection to which the relevance of such item is reasonably apparent on its face, Buyer and Merger Sub hereby represent and warrant to the Company as of the date of this Agreement (other than such representations and warranties that are expressly made as of a certain date, which are made as of such date) that (provided that the representations and warranties in this Article V (except in the case of Section 5.1) with respect to the Buyer JVs shall be given solely to the extent of the Knowledge of Buyer): Section 5.1 Organization, Good Standing and Qualification. Each of Buyer, Merger Sub and Buyer’s Subsidiaries is a legal entity duly organized, validly existing and in good standing under the Laws of its respective jurisdiction of organization and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted and is qualified to do business and is in good standing as a foreign legal entity in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except where the failure to be so organized, qualified or in good standing, or to have such power or authority, would not, individually or in the aggregate, have a Buyer Material Adverse Effect. Prior to the date of this Agreement, Buyer has made available to the Company complete and correct copies of the Organizational Documents of Buyer. Section 5.2 Capital Structure. (a) As of the date of this Agreement, the authorized capital stock of Buyer consists of (i) 55,000,000 shares of Buyer Class A common stock, par value $0.001 per share (“Buyer Class A Common Stock” and together with Buyer Class B Common Stock, “Buyer Common Stock”), (ii) 5,500,000,000 shares of Buyer Class B Common Stock and (iii) 100,000,000 shares of preferred stock, par value $0.001 per share (“Buyer Preferred Stock”). As of the Measurement Date, there were (x)(A) an aggregate of 31,500,087 shares of Buyer Class A Common Stock issued and outstanding, (B) an aggregate of 1,080,241,022 shares of Buyer Class B Common Stock issued and outstanding and (C) no shares of Buyer Preferred Stock issued and outstanding and (y) there were (A) an aggregate of 156,821,898 shares of Buyer Class B Common Stock reserved for, and 63,747,040 shares of Buyer Class B Common Stock subject to, issuance pursuant to the Buyer Plans, which included (i) 63,043,277 restricted-stock units of Buyer, (ii) no performance-based restricted stock units of Buyer (assuming the achievement of performance criteria at target levels) and (iii) 703,763 options to purchase shares of Buyer Class B Common Stock granted under any Buyer Plan and (B) no shares of Preferred Stock reserved for, and no shares of Preferred Stock subject to, issuance pursuant to the Buyer Plans. (b) The authorized capital stock of Merger Sub consists of 1,000 shares of common stock, par value $0.01 per share, all of which are validly issued and outstanding. All of the issued and outstanding capital stock of Merger Sub is, and at the Effective Time will be, owned, directly or indirectly, by Buyer, and there are (i) no other shares of capital stock or voting securities of Merger Sub, (ii) no securities of Merger Sub convertible into or exchangeable for equity securities or other voting securities of Merger Sub and (iii) no options or other rights to acquire from Merger Sub, and no obligations of Merger Sub to issue, any equity securities, other voting securities or securities convertible into or exchangeable for equity securities or other voting securities of Merger Sub. Merger Sub has not conducted any business prior to the date of this Agreement and has no, and prior to the Effective Time will have no, assets, liabilities or

-33- obligations of any nature other than those incidental to its formation and pursuant to this Agreement and the Transactions. Section 5.3 Corporate Authority and Approval. (a) Each of Buyer and Merger Sub has all requisite corporate power and authority and has taken all corporate action necessary to execute and deliver this Agreement and the Transaction Documents to which it is a party and that have been executed as of the date hereof and will have all requisite corporate power and authority and has taken all corporate action necessary to execute and deliver all other Transaction Documents to which it will be a party as of the Effective Time and to consummate the Transactions and the transactions contemplated by the Transaction Documents. This Agreement has been duly executed and delivered by Buyer and Merger Sub and constitutes a valid and binding agreement of Buyer and Merger Sub, enforceable against each of them in accordance with its terms, subject to the Bankruptcy and Equity Exception. The execution and delivery by Buyer and Merger Sub of this Agreement and the Transaction Documents to which Buyer or Merger Sub is or will be a party as of the Effective Time and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary and proper corporate action on the part of Buyer and Merger Sub, and no other corporate action on the part of Buyer or Merger Sub is necessary to authorize this Agreement or the Transaction Documents to which Buyer or Merger Sub is or will be a party as of the Effective Time. As of the date of this Agreement, the respective boards of directors of each of Buyer and Merger Sub have approved and declared advisable this Agreement and the transactions contemplated hereby. Buyer, as the sole stockholder of Merger Sub, has approved and adopted this Agreement and the transactions contemplated hereby. (b) As of the date of this Agreement, (i) the Buyer Board Independent Committee has unanimously (1) determined that the PIPE Transaction is fair and in the best interests of Buyer and its stockholders, (2) approved that Buyer enter into the Subscription Agreements and consummate the PIPE Transaction and (3) recommended that the Buyer Board approve the Subscription Agreements and the PIPE Transaction and (ii) the Buyer Board (acting in part upon the recommendation of the Buyer Board Independent Committee) has unanimously approved and declared advisable the Subscription Agreements and the PIPE Transaction. (c) Except with respect to (i) the Buyer Written Consent (which has been duly executed and delivered prior to the date of this Agreement) and (ii) the consent of Buyer, in its capacity as the sole stockholder of Merger Sub, which has been duly executed and delivered prior to the date of this Agreement and will become effective immediately upon the execution and delivery of this Agreement, no vote of the holders of any class of equity securities of Buyer or Merger Sub is required for the execution and delivery of this Agreement, the Transaction Documents or any other agreements and documents contemplated hereby to which Buyer or Merger Sub is a party, the performance by Buyer or Merger Sub of its obligations hereunder and thereunder, or to consummate the Merger and the transactions contemplated hereunder.

-34- Section 5.4 Governmental Filings; No Violations. (a) Other than the necessary filings, notices, reports, consents, registrations, approvals, permits, expirations of waiting periods or authorizations (i) pursuant to Section 1.3, (ii) required under the rules and regulations of NASDAQ, (iii) required under the HSR Act or any other applicable Antitrust Laws in connection with the Transactions, the Exchange Act and the Securities Act, (iv) to comply with state securities or “blue-sky” Laws, (v) as may be required with or to Foreign Regulators pursuant to applicable Foreign Regulatory Laws and (vi) as set forth in Section 5.4(a) of the Buyer Disclosure Letter, no filings, notices or reports are required to be made by Buyer, Merger Sub or any of Buyer’s Subsidiaries with, nor are any consents, registrations, approvals, permits, expirations of waiting periods or authorizations required to be obtained by Buyer, Merger Sub or any of Buyer’s Subsidiaries from, any Governmental Entity in connection with the execution, delivery and performance of this Agreement by Buyer and Merger Sub or the consummation by Buyer and Merger Sub of the Transactions, except, in each case, those that the failure to make or obtain would not, individually or in the aggregate, have a Buyer Material Adverse Effect. (b) The execution, delivery and performance by Buyer and Merger Sub of this Agreement and the Transaction Documents to which Buyer or Merger Sub is or will be a party as of the Effective Time do not or will not (as applicable), and the consummation by Buyer and Merger Sub of the Transactions and the transactions contemplated by such other Transaction Documents will not, constitute or result in (i) a breach or violation of, or a default under, the Organizational Documents of Buyer, Merger Sub or any of Buyer’s Subsidiaries, (ii) with or without the lapse of time or the giving of notice or both, a breach or violation of, a default or termination or modification (or right of termination or modification) under, payment of additional fees under, the creation or acceleration of any obligations under, or the creation of a Lien on any material Contracts to which Buyer, Merger Sub or any of Buyer’s Subsidiaries is a party, or, assuming (solely with respect to the performance of this Agreement and the consummation of the Transactions) the filings, notices, reports, consents, registrations, approvals, permits, expirations of waiting periods and authorizations referred to in Section 5.4(a) are made or obtained, under any Law, Governmental Order or License to which Buyer, Merger Sub or any of Buyer’s Subsidiaries is subject or (iii) any change in the rights or obligations under any material Contract to which Buyer, Merger Sub or any of Buyer’s Subsidiaries is a party, except, in the case of clauses (ii) and (iii) above, for any such breach, violation, default, termination, modification, payment, acceleration, creation or change that would not, individually or in the aggregate, have a Buyer Material Adverse Effect. Section 5.5 Litigation. As of the date of this Agreement, there are no, Proceedings pending or, to the Knowledge of Buyer, threatened against Buyer or its Subsidiaries, except for those that would not, individually or in the aggregate, have a Buyer Material Adverse Effect. Section 5.6 Financing. (a) Buyer has delivered to the Company true, complete and fully executed copies (subject, in the case of any related fee letters, to redaction solely of fee and other economic provisions that are customarily redacted in connection with transactions of this type

-35- and none of which would be reasonably expected to impact the conditionality or amount of the Financing) of the commitment letter (together with the term sheet and any other annexes, exhibits, schedules and other attachments thereto), dated as of February 25, 2026 (as may be amended, restated, amended and restated, replaced, substituted, supplemented, waived or otherwise modified in accordance with Section 6.16 of this Agreement, the “Debt Commitment Letter”) and any related fee letters (the “Debt Fee Letter” and, together with the Debt Commitment Letter, the “Commitment Letter”), pursuant to which the Financing Sources party thereto have agreed, subject to the terms and conditions therein, to provide the Financing as described therein (the “Committed Debt Financing”). Buyer has delivered to the Company true, complete and fully executed copies of the Subscription Agreements, dated as of the date hereof, pursuant to which the Equity Investors thereto have agreed, subject to the terms and conditions therein, to invest the amounts set forth therein as described therein (the “Committed Equity Financing” and, together with the Committed Debt Financing, the “Committed Financing”). As of the date of this Agreement, there are no side letters or other Contracts or arrangements related to the Committed Financing to which Buyer or any Buyer Entity is a party (except for customary engagement letters or non-disclosure agreements which do not impact the conditionality or amount of the Committed Financing) that could adversely affect the availability of, or reduce the aggregate principal amount of, the Committed Financing such that Buyer would not have on the Closing Date the Required Amounts. As of the date of this Agreement, none of the Commitment Letter nor the Subscription Agreements has been amended, supplemented or otherwise modified, and the commitments contained in the Debt Commitment Letter and the Subscription Agreements have not been withdrawn, modified or rescinded in any respect and no such amendment, supplement, modification, withdrawal or termination is contemplated or the subject of current discussions (other than any amendment, restatement, amendment and restatement, modification or supplement to the Debt Commitment Letter (and any related fee letters) to add lenders, lead arrangers, bookrunners, underwriters, syndication agents or similar entities that have not executed the Debt Commitment Letter (or such fee letters) as of the date of this Agreement). As of the date of this Agreement, each of the Subscription Agreements and the Commitment Letter is in full force and effect and is a legal, valid and binding obligation of Buyer and, to the Knowledge of Buyer, the other parties thereto, in each case, subject to the Bankruptcy and Equity Exception. As of the date of this Agreement, no event has occurred which, with or without notice, lapse of time or both, would reasonably be expected to (x) constitute a default or breach on the part of Buyer or, to the Knowledge of Buyer, any other party thereto under any term or condition of the Commitment Letter or either of the Subscription Agreements, (y) result in any of the conditions to the funding of the Committed Financing or either of the Subscription Agreements not being satisfied prior to the Closing Date or (z) otherwise result in the Committed Financing not being available in accordance with the terms of the Commitment Letter and the Subscription Agreements on the Closing Date. There are no conditions or other contingencies relating to the funding of the full amount of the Committed Financing, other than as set forth in the Debt Commitment Letter and the Subscription Agreements. As of the date of this Agreement, assuming the satisfaction of the conditions contained in Section 7.1 and Section 7.3, Buyer has no reason to believe that any of the conditions relating to the funding of the full amount of the Committed Financing will not be satisfied on or prior to the Closing Date. Buyer has fully paid, or caused to be paid, any and all commitment fees or other fees required by the Commitment Letter or either of the Subscription Agreements to be paid on or prior to the date of this Agreement. Assuming the satisfaction of the conditions contained in Section 7.1 and Section 7.3, Buyer will have on the Closing Date funds

-36- sufficient to (i) pay the aggregate Merger Consideration, (ii) pay any and all fees and expenses required to be paid at Closing by Buyer in connection with the Transactions, the Committed Equity Financing and the Financing and (iii) satisfy all of the other payment obligations of Buyer contemplated hereunder that are required to be satisfied in connection with Closing (the “Required Amounts”). (b) In no event shall the receipt or availability of any funds or financing by or to Buyer or any of its Affiliates or any other financing transaction be a condition to any of the obligations of Buyer or Merger Sub hereunder. (c) As of the date hereof, except for the Subscription Agreements, this Agreement, the Debt Commitment Letter or the Rights Offering, none of Buyer, any Equity Investor, any Guarantor or any of their respective Affiliates has, directly or indirectly, in connection with the Transactions, (i) entered into any agreement or made any other arrangement with respect to debt or equity financing, (ii) granted any Person any right, contingent or otherwise, to acquire (1) any equity securities, any securities directly or indirectly convertible into equity securities, or any other interest or participation that confers the right to receive a unit of the profits or losses or distribution of assets of, in each case, Buyer or any of its Subsidiaries (including, after the closing, the Company or any of its Subsidiaries) or (2) any interest that is derivative of the value of or provides economic benefits based on the value or price of any of the foregoing, or (iii) otherwise granted or agreed to grant any Person any governance or other rights with respect to Buyer or any of its Subsidiaries (including, after the closing, the Company or any of its Subsidiaries). Section 5.7 Information Supplied. The information supplied by or on behalf of Buyer or Merger Sub to be contained in, or incorporated by reference in, the Proxy Statement, including any amendments or supplements thereto and any other document incorporated or referenced therein, will not, on the date the Proxy Statement is first mailed to stockholders of the Company, at the time of the Company Stockholder Meeting or at the time of any amendment or supplement thereof, contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, at the time and in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing provisions of this Section 5.7, no representation or warranty is made by Buyer or Merger Sub with respect to information or statements made or incorporated by reference in the Proxy Statement that were supplied by or on behalf of the Company for use therein. Section 5.8 Share Ownership. None of Buyer, Merger Sub or any of their respective “affiliates” or “associates” (as defined in Section 203 of the DGCL) (a) beneficially owns (as such term is used in Rule 13d-3 promulgated under the Exchange Act) any Company Stock or any options, warrants or other rights to acquire Company Stock or other securities of the Company, or has any other economic interest in the Company or (b) is, or at any time within the past three (3) years has been, an “interested stockholder” (as defined in Section 203 of the DGCL) of the Company. Section 5.9 Brokers and Finders. Buyer or Merger Sub has not employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders’ fees in

-37- connection with the Transactions, except that Buyer has engaged Centerview Partners LLC as Buyer’s financial advisor. Section 5.10 Ellison Guarantee. L. Ellison and the Trust have furnished the Company with a true, complete and correct copy of the Ellison Guarantee. The Ellison Guarantee is in full force and effect and has not been amended, modified or terminated except as permitted under this Agreement. The Ellison Guarantee (a) is a legal, valid and binding obligation of the Guarantors and (b) is enforceable against the Guarantors in accordance with its terms, subject to the Bankruptcy and Equity Exception. There is no default under the Ellison Guarantee by the Guarantors, and no event has occurred that with the lapse of time or the giving of notice or both would constitute a default thereunder by the Guarantors. Section 5.11 No Other Representations and Warranties. Buyer and Merger Sub, each on its own behalf and on behalf of its Affiliates and each of its and their respective representatives, acknowledges and agrees that (a) except for the representations and warranties made by the Company in Article IV or in any certificate delivered pursuant to this Agreement, neither the Company nor any other Person makes any express or implied representation or warranty with respect to the Company and its Affiliates or any of their respective businesses, operations, assets, liabilities, conditions (financial or otherwise) or prospects in connection with this Agreement or the Transactions, and the Company hereby disclaims any such other representations or warranties and (b) neither the Company nor any other Person makes or has made any representation or warranty to Buyer or any of its Affiliates or Representatives with respect to (i) any financial projection, forecast, estimate, budget or prospective information relating to the Company or any of its Affiliates or any of their respective businesses, or (ii) any oral or, except for the representations and warranties by the Company in Article IV or in any certificate delivered pursuant to this Agreement, written information made available to Buyer or any of its Affiliates or Representatives in the course of their evaluation of the Company and its Subsidiaries, the negotiation of this Agreement or in the course of the Transactions. ARTICLE VI COVENANTS Section 6.1 Interim Operations. (a) Interim Operations of the Company. During the period from the date of this Agreement until the earlier of the Effective Time and the termination of this Agreement in accordance with Article VIII, except as otherwise (A) expressly contemplated by or reasonably necessary to effectuate the transactions contemplated by this Agreement or the other Transaction Documents, (B) required by applicable Law, (C) approved in writing (which approval shall not be unreasonably withheld, conditioned or delayed) by Buyer or (D) set forth in Section 6.1(a) of the Company Disclosure Letter, the Company covenants and agrees to use its commercially reasonable efforts to conduct the business of the Company and its Subsidiaries in the Ordinary Course and, to the extent consistent therewith, (x) use its commercially reasonable efforts to preserve the Company and its Subsidiaries’ business organizations intact and maintain the Company and its Subsidiaries’ existing relations and goodwill with Governmental Entities, customers, suppliers, licensors, licensees, distributors, creditors, lessors, employees and business

-38- associates and others having material business dealings with them and (y) without limiting the generality of and in furtherance of the foregoing, not and shall cause its Subsidiaries not to: (i) (A) amend its Organizational Documents (other than amendments to the governing documents of any wholly or majority owned Subsidiary of the Company that would not prevent, materially delay or materially impair the Transactions), (B) split, combine, subdivide or reclassify its outstanding shares of capital stock or other equity interests (except for any such transaction by a wholly owned Subsidiary of the Company which remains a wholly owned Subsidiary of the Company after consummation of such transaction), (C) declare, set aside or pay any dividend or distribution payable in cash, stock or property (or any combination thereof) in respect of any shares of its capital stock or other equity interests (except for any dividends or distributions paid by a direct or indirect wholly owned Subsidiary of the Company to another direct or indirect wholly owned Subsidiary of the Company or to the Company), or (D) purchase, repurchase, redeem or otherwise acquire any shares of its capital stock or other equity interests or any securities convertible or exchangeable into or exercisable for any shares of its capital stock (other than purchases, repurchases, redemptions or other acquisitions of securities of any wholly owned Subsidiary of the Company by the Company or any other wholly owned Subsidiary of the Company); (ii) except (A) as otherwise contemplated by this Agreement, (B) in the Ordinary Course or (C) to the extent solely among the Company and its Subsidiaries, merge or consolidate with any other Person, or adopt or implement any plan of complete or partial liquidation, dissolution, consolidation, restructuring, recapitalization or other reorganization; (iii) (A) establish, enter into, adopt, amend or modify in any material respect (including accelerating the vesting), or terminate any Company Plan or any plan, program, policy, practice, agreement or arrangement that would be a Company Plan if it had been in effect on the date of this Agreement except (x) in conjunction with annual renewal or plan design changes for the Company Plans that are health and welfare plans that are made in the Ordinary Course, (y) to comply with or satisfy Tax-qualification requirements under the Code or other applicable Law or (z) in conjunction with clause (iii)(E) of this Section 6.1(a)(y); (B) increase the compensation or benefits of any Covered Employee other than (x) annual merit salary or wage rate increases (and corresponding short-term incentive opportunity increases, as applicable) in the Ordinary Course or (y) as required under a Company Plan in effect as of the date of this Agreement; (C) grant any severance or termination pay to any Company Employee, except as required under any Company Plan in effect as of the date of this Agreement; (D) grant any Company Equity Awards or other equity or equity-based incentives other than as provided by Section 6.1(a)(y)(x) of the Company Disclosure Letter; (E) enter into any employment, severance, change in control, retention, individual consulting or similar agreement with any current or former Covered Employee (other than an offer letter or employment agreement for any newly hired or promoted Covered Employee who is hired or promoted to fill a vacated position formerly held by a Covered Employee as permitted by Section 6.1(a)(y)(xxi) and on terms substantially similar to the Covered Employee who vacated such position); (F) grant to any Company Employee any right to reimbursement, indemnification or payment for any Taxes, including any Taxes incurred under Section 409A or 4999 of the Code; or (G) take any action (other than actions contemplated by this Agreement) to accelerate any payment or benefit, the

-39- vesting of any equity or equity-based award or the funding of any payment or benefit, payable or to become payable to any Company Employee; (iv) make or commit to any capital expenditures, other than (A) in connection with the repair or replacement of facilities, properties or assets destroyed or damaged due to casualty or accident (if covered by insurance or the portion of which is not covered by insurance is less than $125,000,000) or (B) in the Ordinary Course and, with respect to any fiscal year, in the aggregate not in excess of 125% of the amounts reflected in the Company’s capital expenditure budget set forth in Section 6.1(a)(y)(iv) of the Company Disclosure Letter; (v) enter into or materially amend any Contract for the transfer, lease, license, sale or assignment of, or let lapse, abandon, cancel, mortgage, pledge, place a Lien upon or otherwise dispose of any Company Owned IP (excluding any Content IP relating to any Key Property), other than (A) in the Ordinary Course, (B) in the case of a license of any such Company Owned IP, involving payments that do not exceed $150,000,000 per license or (C) in the case of a sale of any such Company Owned IP, Company Owned IP with a fair market value that does not exceed $100,000,000 individually (other than transactions among the Company and its Subsidiaries); provided that, for the avoidance of doubt, clause (A) above permits turnarounds, option lapses and quitclaims of “stale scripts” (i.e., the sale of development materials where the Company or any of its Subsidiaries no longer owns underlying rights) in the Ordinary Course; (vi) enter into or materially amend any Contract for the transfer, lease, license, sale or assignment of, or let lapse, abandon, cancel, mortgage, pledge, place a Lien upon or otherwise dispose of any Content IP relating to clause (i) of the definition of any “Key Property,” other than an out-license granted in the Ordinary Course that expires no later than two (2) years after the Closing Date; provided that the foregoing shall not prevent (x) renewals or extensions of existing Contracts pursuant to options or rights that can be exercised in the sole discretion of the counterparty or (y) entering into any free TV deal outside of the United States with ordinary course SVOD exclusivity that expires no later than three (3) years after the Closing Date; provided, further, that the foregoing shall not prohibit turnarounds, option lapses and quitclaims of “stale scripts” (i.e., the sale of development materials where the Company and its Subsidiaries no longer own underlying rights) in the Ordinary Course; (vii) enter into or materially amend any Contract for the transfer, lease, license, sale or assignment of, or let lapse, abandon, cancel, mortgage, pledge, place a Lien upon or otherwise dispose of any Content IP relating to clause (ii) of the definition of any “Key Property” that is English language scripted TV or film, other than an out-license granted in the Ordinary Course that expires no later than two (2) years after the Closing Date; provided that for licenses for longer than two (2) years after the Closing Date, the Company and its Subsidiaries will provide Buyer with a first opportunity to negotiate for any licensing or co-production related thereto, which Buyer shall accept or reject within ten (10) days following notice thereof, subject to good faith arms’ length negotiation, and if Buyer does not so accept, the Company and its Subsidiaries shall be permitted to enter into such out-license transaction; provided that the foregoing shall not prevent the Company and its Subsidiaries from entering into any agreement based on an offer that has been made as of the date of this Agreement; provided, further, that the foregoing shall not prohibit turnarounds, option lapses and quitclaims of “stale scripts” (i.e., the

-40- sale of development materials where the Company and its Subsidiaries no longer own underlying rights) in the Ordinary Course; (viii) enter into or materially amend any Contract that grants any Person the right to distribute, exhibit, or otherwise make available the HBO service (including both linear and direct-to-consumer businesses) or any material portion thereof, except for any Contract, license or other arrangement (including transactions commonly understood in the industry as “bundling” or “ingestion” deals) entered into in the Ordinary Course that expires no later than two (2) years after the Closing Date; provided, that the foregoing shall not prevent renewals or extensions of existing Contracts pursuant to options or rights that can be exercised in the sole discretion of the counterparty; provided, further, that the foregoing shall not prohibit modifications to the manner in which distribution is conducted through Apple, Google or other app stores, including changes to methods for selling digital content (e.g., IAP, VPP or clickthrough); (ix) transfer, lease, license, sell, assign, let lapse, abandon, cancel, mortgage, pledge, place a Lien upon or otherwise dispose of any of its assets (including capital stock of any of the Company’s Subsidiaries but not including any Intellectual Property, which is governed by Section 6.1(a)(y)(v), Section 6.1(a)(y)(vi), Section 6.1(a)(y)(vii) and Section 6.1(a)(y)(viii)), except for (A) sales, leases, licenses or other dispositions of any properties or assets (excluding capital stock of the Company or any of its Subsidiaries) with a fair market value not in excess of $125,000,000 individually if the transaction is not in the Ordinary Course or $200,000,000 individually in any event or (B) transactions among the Company and its Subsidiaries (other than Company JVs); (x) issue, sell, deliver, grant, transfer or encumber, or authorize, agree or commit to issue, sell, deliver, grant, transfer or encumber, any shares of Company Stock, or any securities convertible or exchangeable into or exercisable for, or any options, warrants or other rights to acquire, any such shares, except: (A) in accordance with the terms of any Company Plan or Company Stock Plan, or otherwise with respect to, and upon the vesting, exercise or settlement of, Company Options, Company RSUs, Company PRSUs or Company DSUs, in each case, outstanding on the date of this Agreement or granted after the date hereof in compliance with Section 6.1(a)(y)(x) of the Company Disclosure Letter or (B) pursuant to any purchases of shares of Company Stock pursuant to the Company ESPP in accordance with the terms of such plan and in compliance with this Agreement; (xi) other than capital expenditures made in accordance with Section 6.1(a)(y)(iv), spend or commit to spend in excess of (A) $30,000,000 if the transaction is not in the Ordinary Course and $125,000,000 in any event or (B) more than $400,000,000 in the aggregate in any twelve (12) month period, in each case to acquire any business, whether by merger, consolidation, purchase of property or assets, licenses or otherwise (valuing any non- cash consideration at its fair market value as of the date of the agreement for such acquisition); provided that the Company and its Subsidiaries shall not enter into any such transaction that would, or would reasonably be expected to, prevent, materially delay or materially impair the consummation of the Transactions;

-41- (xii) make any material change with respect to the financial accounting policies or procedures of the Company and its Subsidiaries, except as required by changes in GAAP or Regulation S-X of the Exchange Act (or any interpretation thereof), any Governmental Entity or by applicable Law; (xiii) (A) change or rescind any material Tax election, (B) change any material method of Tax accounting or any material annual Tax accounting period, (C) amend any material Tax Return, (D) settle or resolve any material Tax controversy, (E) enter into any pre- filing agreement, advance pricing agreement or closing agreement, or request or enter into any ruling, in each case, with a Governmental Entity with respect to a material amount of Taxes, or (F) surrender or forfeit any right to claim a material Tax refund, provided that for purposes of this Section 6.1(a)(y)(xiii), materiality shall be determined with respect to the Company and its Subsidiaries, taken as a whole; (xiv) enter into any new line of business other than any line of business that is reflected in the Company’s long range plan as provided to Buyer prior to the date of this Agreement (provided that such entry would not reasonably be likely to prevent, materially delay or materially impair the ability of the Parties to complete the Merger on a timely basis); (xv) make any loans, advances or capital contributions to, or investments in, any Person (other than (A) loans, advances or capital contributions solely among the Company and its Subsidiaries or (B) as permitted by clause (xxiv) below) in excess of $30,000,000 if the transaction is not in the Ordinary Course and $200,000,000 in any event; (xvi) amend or modify in any material respect, or terminate any Company Material Contract (other than amendments or modifications in the Ordinary Course or that are not adverse to the business of the Company and its Subsidiaries in any material respect with respect to the Contract and terminations upon the expiration of the term thereof in accordance with the terms thereof) or waive, release or assign any material rights, claims or benefits under any Company Material Contract or enter into any Contract that would have been a Company Material Contract had it been entered into prior to the date of this Agreement (other than Company Material Contracts of the type described in Section 4.11(a)(iii), (viii), (ix) or (x)) unless it is on terms substantially consistent with, or on terms more favorable to the Company and/or its Subsidiaries than, either a Contract it is replacing or a form of such Company Material Contract made available to Buyer prior to the date hereof; provided that for the avoidance of doubt, this Section 6.1(a)(y)(xvi) shall not prohibit or restrict any Company Plans; (xvii) take the action set forth in Section 6.1(a)(y)(xvii) of the Company Disclosure Letter; (xviii) take the action set forth in Section 6.1(a)(y)(xviii) of the Company Disclosure Letter; (xix) take the action set forth in Section 6.1(a)(y)(xix) of the Company Disclosure Letter; (xx) settle any Proceeding before or threatened to be brought before a Governmental Entity, other than settlements (A) if the amount of any such settlement is not in

-42- excess of $30,000,000 individually or $100,000,000 in the aggregate; provided that such settlements do not (1) involve any non-de minimis injunctive or equitable relief, (2) impose non- de minimis restrictions on the business activities of the Company or any of its Subsidiaries or Buyer or any of its Subsidiaries or (3) grant any material license or immunity with respect to Intellectual Property, or (B) relating to Taxes (which shall be governed by Section 6.1(a)(y)(xiii)); (xxi) (A) hire or engage any individual to be a Covered Employee, other than the hiring of an individual to fill a position that has been vacated by a Covered Employee; or (B) terminate the employment of any Covered Employee other than for cause; (xxii) (A) enter into any Collective Bargaining Agreement (excluding any Collective Bargaining Agreement with a Guild or that applies on a national, area-wide, industry-wide or mandatory basis), other than renewals of any Collective Bargaining Agreements in the Ordinary Course or (B) recognize or certify any Labor Union or group of Company Employees as the bargaining representative for any Company Employees; (xxiii) waive, release, amend or, to the Knowledge of the Company, fail to enforce the restrictive covenant obligations of any current or former director, officer, employee, independent contractor or consultant of the Company or any of its Subsidiaries; (xxiv) incur, issue, guarantee or otherwise become liable for any Indebtedness with a principal amount in excess of $60,000,000, other than with respect to (A) [reserved], (B) Indebtedness solely between or among any one or more of the Company and/or its Subsidiaries, (C) Indebtedness, drawdowns, repayments and refinancings under any revolving credit or letter of credit facilities (1) of the Company and/or its Subsidiaries in existence as of the date of this Agreement, or (2) otherwise in accordance with clause (D) below, (D) Indebtedness incurred pursuant to or contemplated by the Permitted Company Financing Activities, (E) (1) letters of credit, bank guarantees, security or performance bonds or similar credit support instruments and (2) overdraft facilities or cash management programs or services, in each case, issued, made or entered into in the Ordinary Course, (F) commercial paper issued in the Ordinary Course and (G) hedging in the Ordinary Course; (xxv) (x) file any registration statement under the Securities Act or the Exchange Act in connection with the separation of the Company’s Streaming & Studios business from the Company’s Global Linear Networks business (the “Separation”), or (y) file any amendment to such registration statement or cause, request or seek to have any such registration statement declared effective under the Exchange Act; provided that notwithstanding anything to the contrary herein, the Company and its Subsidiaries may take other preparatory actions in connection with the Separation to the extent not prohibited by Section 6.1(a)(y); or (xxvi) agree, authorize or commit to do any of the foregoing. (b) [Reserved]. (c) Nothing contained in this Agreement shall give the Company or Buyer, directly or indirectly, the right to control or direct the other Party’s operations prior to the Effective Time. Prior to the Effective Time, each Party will exercise, consistent with the terms

-43- and conditions of this Agreement, complete control and supervision over its and its Subsidiaries’ respective operations. Section 6.2 No Solicitation. (a) The Company, its Subsidiaries and its and their respective officers and directors will not, and the Company will direct and use its reasonable best efforts to cause its and its Subsidiaries’ other respective Representatives not to, directly or indirectly, take any action to solicit, initiate, or knowingly encourage or knowingly facilitate the making of any inquiry, expression of interest, proposal or offer that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal (including by granting any waiver under Section 203 of the DGCL) or engage in or otherwise participate in discussions or negotiations with any Person with respect thereto (except solely to notify such Person of the existence of the provisions of this Section 6.2), or disclose any nonpublic information or afford access to properties, books or records to any Person that has made, or to the Company’s Knowledge is considering making, any Acquisition Proposal, or agree to, approve or recommend, or propose to agree to, approve or recommend, or execute or enter into any letter of intent, agreement in principle, merger agreement, option agreement, acquisition agreement or any other agreement relating to an Acquisition Proposal, or propose publicly or agree to do any of the foregoing relating to an Acquisition Proposal (other than a confidentiality agreement as permitted herein). Nothing contained in this Agreement shall prevent the Company Board from (i) complying with Rule 14e-2 under the Exchange Act with regard to an Acquisition Proposal or (ii) making any disclosure if, in the case of this clause (ii), in the good faith judgment of the Company Board, after consultation with outside counsel, the failure to make such disclosure would be reasonably likely to be inconsistent with the directors’ exercise of their fiduciary duties to the Company’s stockholders under applicable law. The Company shall be permitted to make any “stop, look and listen” communication to the Company’s stockholders pursuant to Rule 14d-9(f) under the Exchange Act and comply with disclosure obligations under Rule 14e-2(a), Rule 14d-9 or Item 1012(a) of Regulation M-A promulgated under the Exchange Act with regard to an Acquisition Proposal, and any such communication or compliance shall not be deemed to be a Change in the Company Recommendation; provided, that any such compliance shall not be deemed to permit the Company or the Company Board to effect a Change in the Company Recommendation except in accordance with Section 6.3. Notwithstanding anything to the contrary in this Agreement but subject to the first sentence of Section 6.2(b), prior to (but not after) obtaining the Company Stockholder Approval, the Company may, directly or indirectly through its advisors, agents or other intermediaries, (A) furnish information and access, but only in response to a request for information or access, to any Person, and its Representatives (including sources of financing), making a bona fide, written Acquisition Proposal to the Company Board after the date of this Agreement which was not obtained as a result of a material breach of this Section 6.2 and (B) participate in discussions and negotiate with such Person or its Representatives concerning any such unsolicited Acquisition Proposal, if and only if, in any such case set forth in clause (A) or (B) of this sentence, (1) the Company Board determines in good faith, (x) after consulting with its outside legal counsel and its financial advisors, that such Acquisition Proposal constitutes or could reasonably be expected to result in a Company Superior Proposal and (y) that failure to do so would be reasonably likely to be inconsistent with its fiduciary duties to the Company’s stockholders under applicable law and (2) the Company receives (or prior to the date hereof has received) from the Person making such an Acquisition Proposal, prior to engaging in any of the

-44- activities described in clause (A) or (B) of this sentence, an executed confidentiality agreement the terms of which are (without regard to the terms of such Acquisition Proposal) in all material respects (i) no less favorable to the Company and (ii) no less restrictive to the Person making such Acquisition Proposal than those contained in the Confidentiality Agreement (it being understood that such confidentiality agreement need not contain any “standstill” or similar provisions or otherwise prohibit the making of any Acquisition Proposal; provided that if any such confidentiality agreement does not contain a “standstill” or similar provisions, or contains such provisions that are more favorable to such other Person than those contained in the Confidentiality Agreement, the Confidentiality Agreement shall be deemed to be automatically (and permanently) amended hereby and without further action of the parties to delete the standstill provision contained therein or conform the provision thereof with such more favorable provision as applicable). The Company agrees that any material non-public information provided to such Person that has not previously been provided to Buyer shall be provided to Buyer prior to or substantially concurrently with the time it is provided to such Person. The Company Board shall not take any of the actions referred to in the foregoing clauses (A) and (B) unless the Company shall have first delivered to Buyer written notice advising Buyer that the Company intends to take such action; provided that only one such notice need be given with respect to any specific Acquisition Proposal, including any amendment or modification of any such Acquisition Proposal; provided, further, that the foregoing shall not limit the Company’s obligations set forth in Section 6.2(b) or Section 6.3(b). (b) In the event that on or after the date of this Agreement, the Company, any of its Subsidiaries or any of their respective Representatives receives an Acquisition Proposal, or any inquiry or request regarding an Acquisition Proposal or request for nonpublic information relating to the Company or any Subsidiary of the Company or for access to the properties, books or records of the Company or any Subsidiary of the Company by any Person that has made, or has informed the Company it is considering making, an Acquisition Proposal (or any proposal that would reasonably be expected to lead to an Acquisition Proposal), in each case, whether orally or in writing, the Company will (i) promptly (and in no event later than twenty-four (24) hours after a director or senior executive officer of the Company becomes aware of such an Acquisition Proposal or any inquiry or request that would reasonably be expected to lead to an Acquisition Proposal) notify (which notice shall be provided in writing and shall identify the Person making such Acquisition Proposal, inquiry or request and set forth the material terms thereof) Buyer thereof, (ii) keep Buyer reasonably and promptly informed of any material amendments or other material modifications to such Acquisition Proposal and material developments regarding the status or terms of any such Acquisition Proposal or request, and (iii) as promptly as practicable after the receipt or delivery thereof (but in no event later than twenty- four (24) hours after a director or senior executive officer of the Company becomes aware of receipt) provide to Buyer a correct and complete copy of such Acquisition Proposal or any inquiry or request that would reasonably be expected to lead to an Acquisition Proposal, including unredacted copies of all material written correspondence and other material written materials sent by or provided to the Company, any of its Subsidiaries or any of their respective Representatives that describe any terms or conditions thereof, including any proposed transaction agreements. Upon the execution and delivery of this Agreement, the Company (x) shall, and shall cause its Subsidiaries and its and their respective officers and directors to, immediately cease and cause to be terminated and shall use reasonable best efforts to cause its and their other respective Representatives to, immediately cease and cause to be terminated, all discussions and

-45- negotiations, if any, that have taken place prior to the date of this Agreement with any Persons with respect to any Acquisition Proposal or the possibility thereof, (y) shall promptly (and in any event within twenty-four (24) hours) request each Person, if any, that has executed a confidentiality agreement within the nine (9) months prior to the date of this Agreement in connection with its consideration of any Acquisition Proposal to return or destroy all confidential information heretofore furnished to such Person by or on behalf of it or any of its Subsidiaries and (z) immediately terminate all physical and electronic data room access for such Person and their representatives to diligence or other information regarding the Company or any of its Subsidiaries. From the date of this Agreement until the earlier of the Effective Time and the termination of this Agreement, the Company shall not modify, amend or terminate, or waive, release or assign, any provisions of any confidentiality or standstill agreement (or any similar agreement) to which the Company or any of its Subsidiaries is a party relating to any such Acquisition Proposal and shall enforce the provisions of any such agreement in accordance with its terms; provided that the Company shall be permitted on a confidential basis, upon written request by a relevant party thereto and without prior notice to Buyer disclosing the party and the circumstances, to release or waive any standstill obligations to the extent necessary to permit the party referred therein to submit an Acquisition Proposal to the Company Board on a confidential basis; provided that the Company Board has determined in its good faith judgment, after consultation with its outside legal and financial advisors, that failing to take such action would be reasonably likely to be inconsistent with the directors’ exercise of their fiduciary duties under applicable law. The Company shall promptly (and in any event within twenty-four (24) hours) provide written notice to Buyer of any waiver or release of any standstill by the Company. (c) For purposes of this Agreement, “Acquisition Proposal” means (i) any proposal, offer or indication of interest, from any Person or group of Persons, other than Buyer and its Affiliates, with respect to a merger, joint venture, partnership, consolidation, dissolution, liquidation, tender offer, recapitalization, reorganization, spin-off, extraordinary dividend, share exchange, business combination or similar transaction involving the Company or any of its Subsidiaries which is structured to result in such Person or group of Persons (or their stockholders), directly or indirectly, acquiring beneficial ownership of 20% or more of the Company’s consolidated total assets (including equity securities of the Company’s Subsidiaries), net income or net revenue or 20% or more of any class of the Company’s equity interests and (ii) any acquisition by any Person or group of Persons (or their stockholders) (other than Buyer and its Subsidiaries) resulting in, or proposal or offer, which if consummated would result in, any Person or group of Persons (or their stockholders) (other than Buyer and its Subsidiaries) obtaining control (through Contract or otherwise) over or becoming the beneficial owner of, directly or indirectly, in one or a series of related transactions, 20% or more of the total voting power of any class of equity securities of the Company or 20% or more of the Company’s consolidated total assets (including equity securities of the Company’s Subsidiaries), net income or net revenue, in each case other than the Transactions. For purposes of this Agreement, “Company Superior Proposal” means an unsolicited bona fide Acquisition Proposal made after the date of this Agreement that would result in a Person or group (or their stockholders) becoming, directly or indirectly, the beneficial owner of more than 50% of the Company’s consolidated total assets, net income or net revenue or more than 50% of the total voting power of the equity securities of the Company or the successor Person of the Company, that the Company Board has determined in its good faith judgment, after consultation with its outside legal and financial advisors and taking into account all the terms and conditions of such

-46- Acquisition Proposal, is more favorable to the Company’s stockholders than the Transactions (after taking into account all relevant factors, including likelihood of consummation on the terms proposed and all legal, financial and regulatory aspects of such proposal, as well as any revisions to the terms of the transactions contemplated by this Agreement pursuant to Section 6.3(b)(i)). Section 6.3 Company Stockholder Meeting; Proxy Material. (a) Except as permitted by Section 6.3(b) below, the Company Board shall recommend adoption of this Agreement by the Company’s stockholders, and unless permitted by Section 6.3(b), neither the Company Board nor any committee thereof shall (i) withdraw, modify or qualify, or propose publicly to withdraw, modify or qualify, in any manner adverse to Buyer, the approval of this Agreement, the Merger or the Company Recommendation, (ii) approve or recommend, or propose publicly to approve or recommend, any Acquisition Proposal or (iii) if an Acquisition Proposal has been publicly disclosed after the date of this Agreement, fail to publicly reaffirm the Company Recommendation within ten (10) Business Days of a written request of Buyer, or (iv) fail to recommend against a tender or exchange offer related to an Acquisition Proposal within ten (10) Business Days after the commencement thereof (any of the foregoing, a “Change in the Company Recommendation”). For purposes of this Agreement, a Change in the Company Recommendation shall also include any failure by the Company to include the Company Recommendation in the Proxy Statement. (b) (i) The Company Board shall be permitted, in response to an Acquisition Proposal (that did not result from any material breach of Section 6.2) received after the date of this Agreement, to effect a Change in the Company Recommendation, or to cause the Company to terminate this Agreement pursuant to Section 8.1(c)(ii) (so long as, prior to or substantially concurrently with such termination, the Company pays to Buyer the Company Termination Fee), in each case, only if and to the extent that all of the following conditions are met: (A) the Company Stockholder Approval has not been obtained; (B) the Company Board determines in good faith, after consulting with outside legal counsel and financial advisors, that such Acquisition Proposal constitutes a Company Superior Proposal and that failing to take such action would be reasonably likely to be inconsistent with the directors’ exercise of their fiduciary duties under applicable law; (C) before taking any such action, the Company promptly gives Buyer written notice advising Buyer of the decision of the Company Board to take such action (a “Superior Proposal Notice”), including the reasons therefor and specifying the material terms and conditions of the applicable Acquisition Proposal and the identity of the Person making such Acquisition Proposal and a copy of any then-existing drafts of the definitive agreements providing for such Company Superior Proposal (and the Company will also promptly give Buyer such a notice with respect to any subsequent change in such proposal) and the Company has given Buyer at least four (4) Business Days (as modified, extended or continued by this Section 6.3(b)(i), the “Superior Proposal Match Period”) after delivery of such notice to propose revisions to the terms of this Agreement (or to make another proposal) in response to such Acquisition Proposal and during such period has caused its Representatives to negotiate in good faith with Buyer (to the extent Buyer wishes to negotiate) with respect to such proposed revisions or other proposal, if any, to make such adjustments to the terms and conditions of this Agreement so that the failure to make a Change in the Company Recommendation would no

-47- longer be reasonably likely to be inconsistent with the directors’ exercise of their fiduciary duties under applicable law (it being understood and agreed that each and any amendment or modification (other than immaterial amendments or modifications) of such Acquisition Proposal shall require a new notice period with a new Superior Proposal Match Period of two (2) Business Days); and (D) the Company Board determines in good faith after consultation with its outside legal counsel and financial advisors that such Acquisition Proposal continues to constitute a Company Superior Proposal (as defined in Section 6.2(b)) at the end of such Superior Proposal Match Period, taking into account any revisions to the terms of the Merger or this Agreement proposed by Buyer during such Superior Proposal Match Period. (ii) The Company Board shall be permitted (other than in connection with a Company Superior Proposal, which shall be governed by Section 6.3(b)(i)), to effect a Change in the Company Recommendation in response to an Intervening Event, if the following conditions are met: (A) the Company Stockholder Approval has not been obtained; (B) the Company Board determines in good faith, after consulting with outside legal counsel, that failing to take such action would be reasonably likely to be inconsistent with the directors’ exercise of their fiduciary duties to stockholders under applicable law; (C) before taking any such action, the Company gives Buyer written notice advising Buyer of the decision of the Company Board to take such action (which notice shall set forth in reasonable detail a description of such Intervening Event and the reasons for such action), and the Company has given Buyer at least four (4) Business Days (as modified, extended or continued by this Section 6.3(b)(ii), the “Match Period”) after delivery of such notice to propose revisions to the terms of this Agreement (or to make another proposal) and has caused its Representatives to negotiate in good faith with Buyer (to the extent Buyer wishes to negotiate) with respect to such proposed revisions or other proposal, if any, to make such adjustments to the terms and conditions of this Agreement so that the failure to make a Change in the Company Recommendation would no longer be reasonably likely to be inconsistent with the directors’ exercise of their fiduciary duties under applicable law (it being understood and agreed that any material change in the facts or circumstances underlying such determination shall require a new notice period with a new Match Period of two (2) Business Days); and (D) the Company Board determines in good faith after consultation with its outside legal counsel and financial advisors that the failure to take such action would continue to be reasonably likely to be inconsistent with the directors’ exercise of their fiduciary duties to stockholders under applicable law, taking into account any revisions to the terms of the Merger or this Agreement proposed by Buyer during such Match Period. Without limiting the Company’s right to terminate this Agreement in the circumstances set forth in Article VIII, a Change in the Company Recommendation shall not limit the Company’s obligation to submit this Agreement to the stockholders of the Company for the purpose of obtaining the Company Stockholder Approval at the Company Stockholder Meeting. (c) As promptly as practicable following the date of this Agreement, the Company and Buyer shall prepare, and the Company shall file with the SEC, the Proxy Statement. Each of Buyer and the Company shall use all reasonable efforts to have the Proxy Statement to be cleared by the SEC and its staff under the Exchange Act as promptly as practicable after such filing. Buyer shall promptly comply with all reasonable requests from the Company for information regarding Buyer or Merger Sub and required by applicable law for inclusion in the Proxy Statement and any amendments or supplements thereto. The Company will not file the Proxy Statement, or any amendments or supplements thereto, with the SEC

-48- without first providing Buyer and its counsel a reasonable opportunity to review and comment thereon, and the Company will (x) include the reasonable additions, deletions or changes suggested by Buyer or its counsel to the extent relating to Buyer or its Affiliates and (y) consider in good faith all other such reasonable additions, deletions or changes suggested by Buyer or its counsel in connection therewith. The Company shall cause the Proxy Statement to be mailed to stockholders of the Company as promptly as practicable after receipt of confirmation from the SEC that it will not review, or that it has completed its review of, the Proxy Statement. For the avoidance of doubt, any communications filed pursuant to Rules 14a-12 and 14a-6 under the Exchange Act or any other disclosures or statements with respect to the Merger contained in any filing required under securities Laws, other than the Proxy Statement, shall be subject to Section 6.8. (d) Each of the Company and Buyer shall ensure that none of the information supplied by or on its behalf for inclusion or incorporation by reference in the Proxy Statement will, at the date it is first mailed to the stockholders of the Company and at the time of the Company Stockholder Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. (e) If, at any time prior to the receipt of the Company Stockholder Approval, any information relating to the Company, Buyer or Merger Sub or any of their respective Affiliates, directors or officers is discovered by the Company, Buyer or Merger Sub, which is required to be set forth in an amendment or supplement to the Proxy Statement so that none of such documents would include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Party which discovers such information shall promptly notify the other Parties and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by applicable Law, disseminated to the stockholders of the Company. (f) The Company shall, as promptly as practicable after receipt thereof, provide Buyer with copies of any written comments, and advise the other of any oral comments, received from the SEC with respect to the Proxy Statement and shall provide Buyer with copies of all correspondence between it and its Affiliates, on the one hand, and the SEC, on the other hand, with respect thereto. Each of the Company and Buyer shall provide the other with a reasonable opportunity to participate in any meetings or calls with the SEC relating to the Proxy Statement and review and comment on any communications with the SEC prior to filing such with the SEC, and will promptly provide the other with a copy of all such filings and communications made with the SEC. The Company and Buyer shall use their respective reasonable best efforts to respond to any comments of the SEC or its staff with respect to the Proxy Statement as promptly as reasonably practicable. (g) The Company shall take all action necessary in accordance with the DGCL and its certificate of incorporation and bylaws to duly call, give notice of, convene and hold a meeting of its stockholders as promptly as reasonably practicable following the date on which the Proxy Statement is first mailed to stockholders of the Company, and in any event within forty-five (45) days thereafter, for the purpose of obtaining the Company Stockholder

-49- Approval (the “Company Stockholder Meeting”), and the Company Board shall include the Company Recommendation in the Proxy Statement; provided, however, that the Company Board may effect a Change in the Company Recommendation if permitted by, and in accordance with, Section 6.3(b). Without limiting the generality of the foregoing, but subject to Section 6.3(b) and the Company’s rights to terminate this Agreement under the circumstances set forth in Article VIII, the Company agrees that its obligations pursuant to the first sentence of this Section 6.3(g) or its other obligations under this Section 6.3 shall not be affected by the commencement, public proposal, public disclosure or communication to the Company or its stockholders or representatives of any Acquisition Proposal. The Company shall not, without the prior written consent of Buyer (such consent not to be unreasonably withheld, conditioned or delayed), adjourn, postpone or otherwise delay the Company Stockholder Meeting; provided that the Company may, notwithstanding the foregoing, without the prior written consent of Buyer, adjourn or postpone the Company Stockholder Meeting (A) if the Company believes in good faith that such adjournment or postponement is reasonably necessary to allow reasonable additional time to (1) solicit additional proxies necessary to obtain the Company Stockholder Approval, or (2) distribute any supplement or amendment to the Proxy Statement the distribution of which the Company Board has determined in good faith to be necessary under applicable law after consultation with outside legal counsel or (B) for an absence of a quorum, and the Company shall use its reasonable best efforts to obtain such a quorum as promptly as practicable; provided that the Company shall postpone or adjourn the Company Stockholder Meeting up to two times for up to ten (10) Business Days each time upon the reasonable request of Buyer to solicit additional proxies for purposes of obtaining the Company Stockholder Approval. Notwithstanding the foregoing, the Company may not, without the prior written consent of Buyer (such consent not to be unreasonably withheld, conditioned or delayed), adjourn or postpone the Company Stockholder Meeting more than a total of three (3) times pursuant to clause (A)(1) or (B) of the immediately preceding sentence, and no such adjournment or postponement pursuant to clause (A)(1) or (B) of the immediately preceding sentence shall be, without the prior written consent of Buyer (such consent not to be unreasonably withheld, conditioned or delayed), for a period exceeding ten (10) Business Days in connection with any one adjournment or postponement or more than an aggregate of thirty (30) days. Without the prior written consent of Buyer, the matters contemplated by the Company Stockholder Approval shall be the only matters (other than matters of procedure and matters required by applicable Law to be voted on by the Company’s stockholders in connection therewith and the Transactions) that the Company shall propose to be voted on by the stockholders of the Company at the Company Stockholder Meeting. The Company shall otherwise coordinate and cooperate with Buyer with respect to setting a preliminary record date for and the timing of the Company Stockholder Meeting. The Company shall provide updates to Buyer with respect to the proxy solicitation for the Company Stockholder Meeting (including interim results) as reasonably requested by Buyer. Section 6.4 Cooperation; Efforts to Consummate. (a) Each of the Company and Buyer shall use its reasonable best efforts to take (and, in the case of Buyer, including the efforts required by Section 6.4(e) and Section 6.4(f)), or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Law to consummate and make effective the Merger and the other transactions contemplated by this Agreement as promptly as practicable

-50- after the date of this Agreement and, in any event, prior to the End Date, including (i) preparing and filing, in consultation with the other Parties, as promptly as practicable with any Governmental Entity or other third party all documentation to effect all necessary, proper or advisable filings, notices, petitions, statements, registrations, submissions of information, applications and other documents, (ii) obtaining and maintaining all approvals, consents, registrations, permits, authorizations and other confirmations from any Governmental Entity or other third party, in each case, that are necessary, proper or advisable to consummate and make effective the Merger and the other transactions contemplated by this Agreement and (iii) taking the actions set forth in Section 6.4(a) of the Company Disclosure Letter. (b) In furtherance and not in limitation of the foregoing, (i) prior to the date of this Agreement, each of Buyer and the Company has made the notification and report form required under the HSR Act and the applicable waiting period with respect thereto has expired, and (ii) each of Buyer and the Company shall make as promptly as practicable after the date of this Agreement (A) any other notifications or filings that are necessary, proper or advisable under other applicable Antitrust Laws and (B) any filings, notices or reports that are necessary, proper or advisable to be made with or to Foreign Regulators pursuant to applicable Foreign Regulatory Laws. Each of the Company and Buyer shall (1) supply as promptly as practicable any additional information and documentary material that may be requested by a Governmental Entity in connection with the foregoing, including any information, documentation or other material that may be requested by a Governmental Entity with respect to any controlling person of Buyer, (2) furnish to each other any necessary information and reasonable assistance as the other may request in connection with the foregoing, and (3) take all other actions necessary or advisable to cause the expiration or termination of any applicable waiting periods under any applicable Antitrust Laws and the Foreign Regulatory Laws, in each case as promptly as practicable and, in any event, prior to the End Date. Buyer shall pay all filing fees payable under the HSR Act or in connection with any other applicable Antitrust Laws or Foreign Regulatory Laws, regardless of whether the transactions contemplated by this Agreement are consummated. (c) Except as prohibited by applicable Law or Governmental Order, (i) each of Buyer and the Company shall (A) cooperate and consult with each other in connection with any filing or submission with a Governmental Entity in connection with the transactions contemplated by this Agreement and in connection with any investigation or other inquiry by or before a Governmental Entity relating to the transactions contemplated by this Agreement, including any proceeding initiated by a private party, including by allowing the other Party to have a reasonable opportunity to review in advance and comment on drafts of filings and submissions, (B) promptly inform the other Party of (and if in writing, supply to the other Party) any substantive communication received by such Party from, or given by such Party to, the Federal Trade Commission, the Antitrust Division of the Department of Justice or any other Governmental Entity and of any material communication received or given in connection with any proceeding by a private party, in each case regarding any of the transactions contemplated by this Agreement, (C) consult with each other prior to taking any material position with respect to the filings contemplated by Section 6.4(b) in discussions with or filings to be submitted to any Governmental Entity, (D) permit the other to review and discuss in advance, and consider in good faith the views of the other in connection with, any analyses, presentations, memoranda, briefs, arguments, opinions and proposals to be submitted to any Governmental Entity with respect to the filings contemplated by Section 6.4(b) and (E) coordinate with the other in

-51- preparing and exchanging such information and promptly provide the other (and its counsel) with copies of all filings, presentations or submissions (and a summary of any oral presentations) made by such Party with any Governmental Entity relating to this Agreement or the transactions contemplated hereby and (ii) each Party shall provide to the other Party copies of all filings and notifications submitted or made by such Party or any of its Representatives to any Governmental Entity directly or indirectly related to Antitrust Laws or Foreign Regulatory Laws prior to the date hereof in connection with the transactions contemplated by this Agreement, the Netflix Merger Agreement, or the Tender Offer or the transactions contemplated thereby (provided that, for the avoidance of doubt, the Company shall not be required to provide copies of any filings or notifications made by or on behalf of Netflix, other than any joint filings or notifications made by Netflix and the Company (provided that the Company may redact such joint filings or notifications as necessary to remove confidential information of Netflix)). Notwithstanding the foregoing, in the event of any dispute between the Parties relating to strategy in connection with obtaining all necessary approvals under Antitrust Laws or Foreign Regulatory Laws with respect to the Merger and the other transactions contemplated by this Agreement, the Parties shall escalate such dispute to the chief legal officers of the Company and Buyer for resolution. If such dispute is not resolved pursuant to the preceding sentence, Buyer shall have the right to make the final determination with respect to such matter acting reasonably and in good faith and in a manner consistent with Buyer’s obligations under Section 6.4(e). Each party may, as it deems advisable and necessary, reasonably designate material provided to the other party as “Outside Counsel Only Material,” and also may redact the material as necessary to (A) remove personally sensitive information, (B) remove references concerning the valuation of the Company and its Subsidiaries or Buyer and its Subsidiaries, (C) comply with bona fide contractual arrangements with third parties, (D) prevent the loss of a legal privilege (including attorney-client privilege) or (E) comply with applicable Law. (d) Unless prohibited by applicable Law or Governmental Order or by the applicable Governmental Entity, and to the extent reasonably practicable, (i) none of the Company, Buyer or their respective Affiliates shall participate in or attend any meeting, or engage in any substantive conversation, with any Governmental Entity in respect of the Merger (including with respect to any of the actions referred to in Section 6.4(a)) without the other, (ii) each of the Company and Buyer shall give the other reasonable prior notice of any such meeting or conversation and (iii) in the event either the Company or Buyer is prohibited by applicable Law or Governmental Order or by the applicable Governmental Entity from participating or attending any such meeting or engaging in any such conversation, the participating or attending Party shall keep the non-participating or non-attending, as the case may be, Party reasonably apprised with respect thereto. (e) Notwithstanding anything to the contrary in this Section 6.4, Buyer and its Affiliates shall take all actions necessary to avoid or eliminate each and every impediment that may be asserted by any Governmental Entity with respect to the transactions contemplated by this Agreement so as to enable the Closing to occur as promptly as practicable and, in any event, prior to the End Date, including (i) the prompt use of its reasonable best efforts to avoid the entry of, or to effect the dissolution of, any permanent, preliminary or temporary Governmental Order that would delay, restrain, prevent, enjoin or otherwise prohibit consummation of the transactions contemplated by this Agreement, including (A) the proffer and agreement by Buyer of its willingness to sell, lease, license or otherwise dispose of, or hold separate pending such

-52- disposition, and promptly to effect the sale, lease, license, disposal and holding separate of, such assets, rights, product lines, categories of assets or businesses or other operations or interests of the Company and its Subsidiaries after the Closing (and the entry into agreements with, and submission to orders of, the relevant Governmental Entity giving effect thereto, including the entry into hold separate arrangements, terminating, assigning or modifying Contracts (or portions thereof) or other business relationships, accepting restrictions on business operations and entering into commitments and obligations) and (B) the proffer and agreement by Buyer of its willingness to take such other actions, and promptly to effect such other actions (and the entry into agreements with, and submission to orders of, the relevant Governmental Entity giving effect thereto, including the entry into hold separate arrangements, terminating, assigning or modifying Contracts (or portions thereof) or other business relationships, accepting restrictions on business operations and entering into commitments and obligations), in each case if such action should be necessary or advisable to avoid, prevent, eliminate or remove the (x) commencement of any Proceeding in any forum by a Governmental Entity or (y) actual, anticipated or threatened issuance of any Governmental Order, in each case of clauses (x) and (y), that would delay, restrain, prevent, enjoin or otherwise prohibit consummation of the transactions contemplated by this Agreement; provided, however, that in the case of the foregoing clauses (A) and (B), or any other provisions of this Section 6.4, Buyer and its Affiliates shall not be required to take actions that would, individually or in the aggregate, amount to a Burdensome Condition and which are not conditioned on the consummation of the Closing, (ii) defending through litigation on the merits (including through appeal) any claim asserted in any court, agency or other Proceeding by any Person, including any Governmental Entity, seeking to delay, restrain, prevent, enjoin or otherwise prohibit consummation of the transactions contemplated by this Agreement and (iii) taking, in the event that any permanent, preliminary or temporary Governmental Order is entered or issued, or becomes reasonably foreseeable to be entered or issued, in any Proceeding or inquiry of any kind that would make consummation of the transactions contemplated by this Agreement in accordance with its terms unlawful or that would delay, restrain, prevent, enjoin or otherwise prohibit consummation of the transactions contemplated by this Agreement, all actions (including the appeal thereof and the posting of a bond) required by such Governmental Entity or otherwise necessary to resist, vacate, modify, reverse, suspend, prevent, eliminate or remove such actual, anticipated or threatened Governmental Order so as to permit such consummation as promptly as practicable, and in any event, prior to the End Date; notwithstanding the foregoing, and for the avoidance of doubt, Buyer and its Affiliates shall not be required to take any actions that would, individually or in the aggregate, constitute a Burdensome Condition. Nothing in this Agreement shall obligate the Company to agree to any divestiture or other remedy not conditioned on the consummation of the Closing. (f) Buyer and the Company shall not, and shall cause their Affiliates (and, in the case of Buyer, each of the Equity Investors and their respective Affiliates (other than Oracle Corporation and Ellison Institute of Technology or any of the respective controlled Affiliates of Oracle Corporation or Ellison Institute of Technology)) not to (i) take, cause or permit to be taken or omit to take any action, including any action with respect to any actions or filings that would be required to be made pursuant to any applicable Antitrust Laws, Foreign Regulatory Laws or other Laws, that would reasonably be expected to prevent or materially delay the consummation of the Transactions or (ii) propose, announce an intention, enter into any agreements or otherwise make a commitment to take such action. Without limiting the generality

-53- of the foregoing, Buyer and the Company each shall not, and shall cause their Affiliates not to, acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of or equity in, or by any other manner, any Person or portion thereof, or otherwise acquire or agree to acquire any assets, if any such action could reasonably be expected to materially delay or materially increase the risk of not obtaining any consent, approval, authorization, declaration, waiver, license, franchise, permit, certificate or order of any Governmental Entity necessary to consummate the transactions contemplated hereby or prevent or materially delay the consummation of the Transactions. Section 6.5 Status; Notifications. Subject to applicable Law and as otherwise required by any Governmental Entity, the Company and Buyer each shall keep the other reasonably apprised of the status of matters relating to the consummation of the Transactions. The Company and Buyer each shall give prompt notice to the other of any Company Material Adverse Effect or any Buyer Material Adverse Effect, as applicable, or of any failure of any condition to the other Party’s obligation to consummate the Transactions; provided that the delivery of any notice pursuant to this Section 6.5 shall not affect or be deemed to modify any representation, warranty, covenant, right, remedy or condition to any obligation of any Party or update the Company Disclosure Letter or Buyer Disclosure Letter, as applicable. Section 6.6 Information; Access and Reports. (a) During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement in accordance with Article VIII and the Closing, subject to applicable Law and the other provisions of this Section 6.6, each of the Company and Buyer shall, upon request by the other, furnish the other with all information concerning itself, its Affiliates, directors and officers and such other matters as may be reasonably necessary or advisable in connection with the Proxy Statement or any other statement, filing, notice or application made by or on behalf of Buyer or the Company or any of their respective Subsidiaries to any third party or any Governmental Entity in connection with the Transactions, and shall, upon giving of reasonable notice by the other, afford the other’s authorized Representatives reasonable access, during normal business hours following reasonable advance notice throughout the period prior to the Effective Time, to its officers, employees, agents, contracts, books and records (including the work papers of its independent accountants upon receipt of any required consents from such accountants), as well as properties, offices and other facilities, and, during such period, each of the Company and Buyer shall (and shall cause its Subsidiaries to) furnish promptly to the other all information concerning its business, properties and personnel as may reasonably be requested by the other, in each case, for purposes reasonably related to the consummation of the Transactions, including transition or integration planning related thereto. (b) The foregoing provisions of this Section 6.6 shall not require and shall not be construed to require either the Company or Buyer to permit any access to any of its officers, employees, agents, contracts, books or records, or its properties, offices or other facilities, or to permit any inspection, review, sampling or audit, or to disclose or otherwise make available any information that in the reasonable judgment of the Company or Buyer, as applicable, would (i) result in the disclosure of any Trade Secrets of any third parties or violate the terms of any confidentiality provisions in any agreement with a third party entered into prior to the date of this

-54- Agreement if the Party shall have used commercially reasonable efforts (without payment of any consideration, fees or expenses) to obtain the consent of such third party to such inspection or disclosure, (ii) result in a violation of applicable Law, including any fiduciary duty, (iii) result in the loss of the protection of any attorney-client privilege, (iv) result in the disclosure of any personal information that would expose the Party to the risk of liability or (v) unreasonably disrupt the operations of such Party or any of its Subsidiaries. In the event that the Company or Buyer, as applicable, objects to any request submitted pursuant to and in accordance with this Section 6.6(b) and withholds information on the basis of the foregoing clauses (i) through (v), the Company or Buyer, as applicable, shall inform the other Party as to the general nature of what is being withheld and the Company or Buyer shall use commercially reasonable efforts to make appropriate substitute arrangements to permit reasonable disclosure that does not suffer from any of the foregoing impediments, including through the use of commercially reasonable efforts to (A) obtain the required consent or waiver of any third party required to provide such information and (B) implement appropriate and mutually agreeable measures to permit the disclosure of such information in a manner to remove the basis for the objection, including by arrangement of appropriate clean room procedures, redaction or entry into a customary joint defense agreement with respect to any information to be so provided, if the Parties determine that doing so would reasonably permit the disclosure of such information without violating applicable Law or jeopardizing such privilege. Each of the Company or Buyer, as it deems advisable and necessary, may reasonably designate competitively sensitive material provided to the other as “Outside Counsel Only Material” or with similar restrictions. Such materials and the information contained therein shall be given only to the outside legal counsel of the recipient, or otherwise as the restriction indicates, and be subject to any additional confidentiality or joint defense agreement between the Parties. All requests for information made pursuant to this Section 6.6 shall be directed to the executive officer or other Person designated by the Company or Buyer, as applicable. All information exchanged or made available shall be governed by the terms of the Confidentiality Agreement. Notwithstanding anything to the contrary in the Confidentiality Agreement, (i) each of the Company and Buyer agrees that the other Party may initiate contact with and pursue potential financing sources in connection with the transactions contemplated by this Agreement subject to, in the case of information that constitutes “Evaluation Material” (as defined in the Confidentiality Agreement) (the “Confidential Information”), the confidentiality and use restrictions applicable to Representatives set forth in the Confidentiality Agreement and (ii) each of the Company and Buyer agrees that (A) the other Party may disclose Confidential Information to any actual or prospective financing sources in connection with the Financing or in connection with any financing or refinancing to be undertaken by the Company or any of its Subsidiaries not prohibited by this Agreement (including any Company Refinancing), as applicable; provided that the recipients of such Confidential Information agree to customary confidentiality undertakings that are substantially similar in their protection of confidential information as the Confidentiality Agreement, including “click through” confidentiality agreements and confidentiality provisions contained in customary confidential information memoranda or other marketing materials in connection with the Financing or such financing or refinancing, as applicable; provided, further, the Company’s prior written consent (not to be unreasonably withheld, conditioned or delayed) shall be required prior to Buyer’s or any of its Representatives’ disclosure of any Confidential Information in connection with any Buyer Public Equity Financing, and (B) each of Buyer and the Company may disclose Confidential Information to any rating agency, subject to customary confidentiality undertakings by such rating agency substantially similar in their protection of confidential

-55- information as the Confidentiality Agreement, in connection with the Financing or such financing or refinancing, as applicable. (c) To the extent that any of the information or material furnished pursuant to this Section 6.6 or otherwise in accordance with the terms of this Agreement may include material subject to the attorney-client privilege, work product doctrine or any other applicable privilege concerning pending or threatened Proceedings, the Parties understand and agree that they have a commonality of interest with respect to such matters and it is their desire, intention and mutual understanding that the sharing of such material is not intended to, and shall not, waive or diminish in any way the confidentiality of such material or its continued protection under the attorney-client privilege, work product doctrine or other applicable privilege. All such information that is entitled to protection under the attorney-client privilege, work product doctrine or other applicable privilege shall remain entitled to such protection under these privileges, this Agreement, and under the joint defense doctrine. (d) No exchange of information or investigation by Buyer or its Representatives shall affect or be deemed to affect, modify or waive the representations and warranties of the Company set forth in this Agreement, and no investigation by the Company or its Representatives shall affect or be deemed to affect, modify or waive the representations and warranties of Buyer or Merger Sub set forth in this Agreement. Section 6.7 Exchange Act Deregistration. Buyer shall, with the reasonable cooperation of the Company, take, or cause to be taken, all actions, and do or cause to be done all things, necessary, proper or advisable on its part under applicable Laws and rules and policies of NASDAQ to permit the Company Stock and any other security issued by the Company or one of its Subsidiaries and listed on NASDAQ to be de-listed from NASDAQ and de-registered under the Exchange Act as promptly as practicable following the Effective Time. Section 6.8 Publicity. The initial press release with respect to the Merger shall be a joint press release and thereafter the Company and Buyer shall consult with each other, and provide meaningful opportunity for review and give due consideration to reasonable comment by the other Party, prior to issuing any press releases or otherwise making planned public statements with respect to the Merger and prior to making any filings with any third party or any Governmental Entity (including any national securities exchange) with respect thereto, except (i) as may be required by applicable Law or by obligations pursuant to any listing agreement with or rules of any national securities exchange or trading market, (ii) any consultation that would not be reasonably practicable as a result of requirements of applicable Law, (iii) with respect to or following any Change in the Company Recommendation made in accordance with this Agreement or with respect to any Acquisition Proposal or (iv) consistent with the initial press release or other mutually agreed communications (including any other public filings made with the SEC in connection with this Agreement or the Transactions). Each of the Company and Buyer may make any public statements in response to questions by the press, analysts, investors or those attending industry conferences or analyst or investor conference calls, so long as such statements are not inconsistent with previous statements made jointly by the Company and Buyer.

-56- Section 6.9 Employee Matters. (a) For a period of twelve (12) months following the Effective Time (the “Continuation Period”), the Surviving Corporation and its Subsidiaries shall (and Buyer shall cause the Surviving Corporation and its Subsidiaries to) provide each Continuing Employee with (i) a base salary or wage rate, as applicable, target cash incentive opportunities (including, as applicable, target annual or short-term bonus and commission opportunities) and target equity or equity-based incentive opportunities that are, in each case, no less than those in effect for such Continuing Employee immediately before the Effective Time (provided that Buyer shall not be required to grant equity or equity-based incentives to Continuing Employees and shall be permitted to replace such value with cash or cash-based awards) and (ii) all other employee benefits (excluding deferred compensation, severance and defined benefit pension benefits) that are substantially comparable in the aggregate to those (excluding deferred compensation, severance and defined benefit pension benefits) that are in effect for (or available to) such Continuing Employee as of the Effective Time. For the avoidance of doubt, base salary or wage rate and target annual or short-term cash and target long-term incentive compensation opportunities shall not be decreased during the Continuation Period for any Continuing Employee employed during that period. (b) During the Continuation Period (or such longer period required by the terms of the applicable Company Plan), the Surviving Corporation and its Subsidiaries shall (and Buyer shall cause the Surviving Corporation and its Subsidiaries to) provide each Continuing Employee with severance and termination benefits that are no less favorable than those applicable to such Continuing Employee immediately before the Effective Time as set forth on Section 4.8(a) of the Company Disclosure Letter; provided that such severance benefits shall be subject to the execution and non-revocation of a release of claims in favor of Buyer and its Subsidiaries. (c) With respect to each benefit or compensation plan, program, policy, arrangement or agreement that is made available to any Continuing Employee at or after the Effective Time (each such plan, a “New Plan”), the Surviving Corporation and its Subsidiaries shall (and Buyer shall cause the Surviving Corporation and its Subsidiaries to) cause to be granted to such Continuing Employee credit for all service with the Company and its Subsidiaries prior to the Effective Time for purposes of eligibility to participate, vesting and entitlement to benefits where length of service is relevant (including for purposes of vacation accrual, long-term incentive compensation, and severance entitlement or termination pay), except (x) to the extent that it would result in duplication of coverage or benefits for the same period of service or (y) for purposes of defined benefit pension plans or post-employment health and welfare arrangements. In addition, and without limiting the generality of the foregoing: (i) each Continuing Employee will be immediately eligible to participate, without any waiting period, in any and all New Plans to the extent that coverage pursuant to any such New Plan replaces coverage pursuant to a corresponding Company Plan (such plans, the “Old Plans”); (ii) for purposes of each New Plan providing life insurance, medical, dental, pharmaceutical, vision or disability benefits, the Surviving Corporation and its Subsidiaries shall use commercially reasonable efforts to cause all waiting periods, pre-existing condition exclusions, evidence of insurability requirements and actively-at-work or similar requirements of such New Plan to be waived for the Continuing Employees and their covered dependents; and (iii) for

-57- purposes of each New Plan providing medical, dental, pharmaceutical, or vision benefits, the Surviving Corporation and its Subsidiaries shall cause any eligible expenses incurred by the Continuing Employees and their covered dependents during the portion of the plan year of the Old Plans ending on the date that Continuing Employees’ participation in the corresponding New Plan begins to be given full credit pursuant to such New Plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such Continuing Employees and their covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan. Any vacation or paid time off accrued but unused by a Continuing Employee as of immediately prior to the Effective Time will be credited to such Continuing Employee following the Effective Time and will not be subject to accrual limits or other forfeiture and shall not limit future accruals. (d) In respect of each Continuing Employee’s annual bonus for the calendar year in which the Closing Date occurs (the “Closing Year Annual Bonus”), Buyer shall, or shall cause the Surviving Corporation to, pay to each Continuing Employee the Closing Year Annual Bonus in an amount equal to the greater of (i) such Continuing Employee’s full bonus entitlement under the applicable Company Plan, assuming for purposes of determining such Closing Year Annual Bonus (x) with respect to any applicable individual performance goals, that such goals are achieved at no less than target levels of performance and (y) with respect to any applicable company performance goals, that such goals are achieved at the greater of (A) target performance and (B) actual performance based on actual performance through the Closing Date, extrapolated through the end of the applicable calendar year in which the Closing Date occurs, in either case, as determined in good faith and otherwise in the Ordinary Course by the Company prior to the Closing Date and (ii) the amount payable to such Continuing Employee under the applicable Company Plan based on actual performance through the end of the applicable performance period under such plan, as determined by Buyer in good faith and consistent with the Company’s past practice (such amount, the “Closing Year Annual Bonus Payment”); provided that the Closing Year Annual Bonus Payment will be payable at the same time and subject to the same terms and conditions as called for in the applicable Company Plan in effect as of the Closing Date (including any continued employment or similar requirement under an applicable Company Plan); and provided, further, that in no event will any Continuing Employee receive any Closing Year Annual Bonus Payment, or portion thereof, that would be duplicative of any bonus-related amounts payable as severance, termination pay or similar pay under any Company Plan. (e) From and after the Effective Time, the Surviving Corporation shall (and Buyer shall cause the Surviving Corporation to) assume and honor all of the Company Plans, including, for avoidance of doubt, employment agreements with Continuing Employees, in accordance with their terms as in effect immediately prior to the Effective Time. (f) The Surviving Corporation shall (and Buyer shall cause the Surviving Corporation to) assume all Collective Bargaining Agreements to which the Company or any of its Subsidiaries is a party in accordance with their terms as in effect immediately prior to the Effective Time. Notwithstanding the foregoing or anything in this Agreement to the contrary, the terms and conditions of employment for any (i) Continuing Employees covered, or who become covered, by a Collective Bargaining Agreement shall be governed by the applicable Collective Bargaining Agreement until the expiration, modification or termination of such

-58- Collective Bargaining Agreement in accordance with its terms or applicable Law, and (ii) Continuing Employees otherwise located outside the United States shall be subject to applicable Law. (g) Nothing in this Agreement shall confer upon any Person any right to continue in the employ or service of the Company, Buyer or any of their respective Affiliates, or shall interfere with or restrict in any way the rights of the Company, Buyer or any of their respective Affiliates, which rights are hereby expressly reserved, to discharge or terminate the services of any Person at any time for any reason whatsoever, with or without cause, in accordance with any Collective Bargaining Agreements. Notwithstanding any provision in this Agreement to the contrary, nothing in this Section 6.9(g) shall (i) be deemed or construed to be an amendment or other modification of any Company Plan, or any plan, program or arrangement of the Company, Buyer or any of their respective Affiliates, or (ii) create any third-party rights in any current or former service provider or employee of the Company or its Affiliates (or any beneficiaries or dependents thereof). Section 6.10 Indemnification; Directors’ and Officers’ Insurance. (a) From and after the Effective Time, Buyer agrees that, to the fullest extent permitted under applicable Law and the Organizational Documents of the Company or any of its Subsidiaries in effect as of the date of this Agreement, Buyer shall, and shall cause the Surviving Corporation to, indemnify and hold harmless each present and former (determined as of the Effective Time) chair emeritus, director and officer of the Company or any of its Subsidiaries, in each case, when acting in such capacity (collectively, the “Indemnified Parties”), against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages or liabilities (collectively, “Costs”) incurred in connection with, arising out of or otherwise related to any Proceeding, in connection with, arising out of or otherwise related to matters existing or occurring at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, including in connection with (i) the Transactions and (ii) actions to enforce this provision or any other indemnification or advancement right of any Indemnified Party, and Buyer or the Surviving Corporation shall also advance expenses as incurred to the fullest extent permitted to do so under applicable Law and the Organizational Documents of the Company or its applicable Subsidiary in effect as of the date of this Agreement; provided that any Person to whom expenses are advanced provides an undertaking to repay such advances if it is ultimately determined by final adjudication that such Person is not entitled to indemnification. (b) Prior to the Effective Time, the Company shall and, if the Company is unable to, Buyer shall cause the Surviving Corporation as of the Effective Time to, obtain and fully pay the premium for “tail” insurance policies for the extension of (i) the Company and its Subsidiaries’ existing directors’ and officers’ insurance policies, and (ii) the Company and its Subsidiaries’ existing fiduciary liability insurance policies, in each case for a claims reporting or discovery period of six (6) years from and after the Effective Time (the “Tail Period”) from one or more insurance carriers with the same or better credit rating as the Company and its Subsidiaries’ insurance carrier(s) as of the Effective Time with respect to directors’ and officers’ liability insurance and fiduciary liability insurance (collectively, “D&O Insurance”) with terms, conditions, retentions and limits of liability that are at least as favorable to the insureds as the

-59- Company and its Subsidiaries’ existing policies with respect to matters existing or occurring at or prior to the Effective Time (including in connection with this Agreement or the Transactions); provided, however, that in no event shall the aggregate cost of such “tail” insurance exceed three hundred percent (300%) of the aggregate annual premium for such insurance in effect as of the date hereof (the “Maximum Amount”); and provided, further, that if the aggregate cost for such “tail” insurance exceeds the Maximum Amount, then the Company or the Surviving Corporation shall obtain such “tail” insurance that is the most advantageous to the beneficiaries thereof available for a cost not exceeding the Maximum Amount, unless otherwise directed by Buyer to exceed the Maximum Amount. If the Company and the Surviving Corporation for any reason fail to obtain such “tail” insurance policies as of the Effective Time, the Surviving Corporation shall, and Buyer shall cause the Surviving Corporation to, continue to maintain in effect for the Tail Period the D&O Insurance in place as of the Effective Time with terms, conditions, retentions and limits of liability that are at least as favorable to the insureds as provided in the Company and its Subsidiaries’ existing policies as of the Effective Time, or the Surviving Corporation shall, and Buyer shall cause the Surviving Corporation to, purchase comparable D&O Insurance for the Tail Period with terms, conditions, retentions and limits of liability that are at least as favorable to the insureds as provided in the Company and its Subsidiaries’ existing policies as of the Effective Time; provided, however, that in no event shall the Surviving Corporation be required to expend for such insurance an aggregate annual cost in excess of the Maximum Amount; and provided, further, that if such insurance is not reasonably available or the aggregate annual cost for such insurance exceeds the Maximum Amount, then the Surviving Corporation shall obtain such insurance available that is the most advantageous to the beneficiaries thereof for a cost not exceeding the Maximum Amount. (c) Any Indemnified Party wishing to claim indemnification under this Section 6.10, upon learning of any such Proceeding, shall promptly notify Buyer thereof in writing, but the failure to so notify shall not relieve Buyer or the Surviving Corporation of any liability it may have to such Indemnified Party except to the extent such failure materially prejudices the indemnifying party. In the event of any Proceeding: (i) Buyer or the Surviving Corporation shall have the right to assume the defense thereof (it being understood that by electing to assume the defense thereof, neither Buyer nor the Surviving Corporation will be deemed to have waived any right to object to the Indemnified Party’s entitlement to indemnification hereunder with respect thereto or assumed any liability with respect thereto), except that if Buyer or the Surviving Corporation elects not to assume such defense or legal counsel for the Indemnified Party advises that there are issues which raise conflicts of interest between Buyer or the Surviving Corporation and the Indemnified Party, the Indemnified Party may retain legal counsel satisfactory to them, and Buyer or the Surviving Corporation shall pay all reasonable and documented fees and expenses of such legal counsel for the Indemnified Party promptly as statements therefor are received; provided, however, that Buyer and the Surviving Corporation shall be obligated pursuant to this Section 6.10 to pay for only one firm of legal counsel for all Indemnified Parties in any jurisdiction unless the use of one legal counsel for such Indemnified Parties would present such legal counsel with a conflict of interest (provided that the fewest number of legal counsels necessary to avoid conflicts of interest shall be used); (ii) the Indemnified Parties shall cooperate in the defense of any such matter if Buyer or the Surviving Corporation elects to assume such defense, and Buyer and the Surviving Corporation shall cooperate in the defense of any such matter if Buyer or the Surviving Corporation elects not to assume such defense; (iii) the Indemnified Parties shall not be liable for any settlement effected

-60- without their prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed) if Buyer or the Surviving Corporation elects to assume such defense, and Buyer and the Surviving Corporation shall not be liable for any settlement effected without their prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed) if Buyer or the Surviving Corporation elects not to assume such defense; (iv) Buyer and the Surviving Corporation shall not have any obligation hereunder to any Indemnified Party if and when a court of competent jurisdiction shall ultimately determine, and such determination shall have become final, that the indemnified action of such Indemnified Party in the manner contemplated hereby is prohibited by applicable Law; and (v) all rights to indemnification in respect of any such Proceedings shall continue until final disposition of all such Proceedings. (d) All rights to indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time and rights to advancement of expenses relating thereto now existing in favor of any Indemnified Party as provided in the Organizational Documents of the Company or any of its Subsidiaries or any indemnification agreement between such Indemnified Party and the Company or any of its Subsidiaries, in each case, as in effect on the date of this Agreement, shall survive the Transactions unchanged and shall not be amended, restated, repealed or otherwise modified in any manner that would adversely affect any right thereunder of any such Indemnified Party. (e) If Buyer or the Surviving Corporation or any of their respective successors or assigns (i) shall consolidate with or merge into any other Person and shall not be the continuing or surviving Person of such consolidation or merger or (ii) shall transfer all or substantially all of its properties and assets to any Person, then, and in each such case, proper provisions shall be made so that the successors and assigns of Buyer or the Surviving Corporation shall assume all of the obligations set forth in this Section 6.10. (f) The rights of the Indemnified Parties under this Section 6.10 are in addition to any rights such Indemnified Parties may have under the Organizational Documents of the Company or any of its Subsidiaries, or under any applicable Contracts or Laws and nothing in this Agreement is intended to, shall be construed or shall release, waive or impair any rights to directors’ and officers’ insurance claims under any policy that is or has been in existence with respect to the Company or any of its Subsidiaries for any of their respective chair emeritus, directors, officers or other employees (it being understood that the indemnification provided for in this Section 6.10 is not prior to or in substitution of any such claims under such policies). (g) This Section 6.10 is intended to be for the benefit of, and from and after the Effective Time shall be enforceable by, each of the Indemnified Parties, who shall be third- party beneficiaries of this Section 6.10. Section 6.11 Takeover Statutes. If any Takeover Statute is or may become applicable to the Transactions, each of the Company (including the Company Board) and Buyer (including the Buyer Board), respectively, shall grant such approvals and take such actions as are necessary so that the Transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise use reasonable best efforts to eliminate or minimize the effects of such statute or regulation on the Transactions.

-61- Section 6.12 Section 16 Matters. The Company, Buyer and the Company Board and the Buyer Board (or duly formed committees thereof consisting of non-employee directors (as such term is defined for the purposes of Rule 16b-3 promulgated under the Exchange Act)), shall, prior to the Effective Time, take all such actions as may be necessary or appropriate to cause the Merger and any other dispositions of equity securities of the Company (including derivative securities) or acquisitions of equity securities of Buyer (including derivative securities) in connection with the Merger by any individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company or will become subject to such reporting requirements with respect to Buyer, to be exempt under Rule 16b-3 promulgated under the Exchange Act, to the extent permitted by applicable Law. Section 6.13 Transaction Litigation. (a) In the event that any stockholder litigation related to this Agreement or the Transactions is brought against the Company or any members of the Company Board from and following the date of this Agreement and prior to the Effective Time (such litigation, “Company Transaction Litigation”), the Company shall promptly notify Buyer of such Company Transaction Litigation and shall keep Buyer reasonably informed with respect to the status thereof (including by providing copies of all substantive pleadings with respect thereto). The Company shall give Buyer a reasonable opportunity to participate in the defense or settlement (at Buyer’s sole expense and subject to a customary joint defense agreement) of any Company Transaction Litigation (including by providing Buyer the opportunity to review and comment on all material filings or responses to be made by the Company) and shall consider in good faith Buyer’s advice with respect to such Company Transaction Litigation; provided that the Company shall in any event control such defense and the disclosure of information to Buyer in connection therewith shall be subject to the provisions of Section 6.5; provided, further, that the Company shall not settle or agree to settle any Company Transaction Litigation without prior written consent of Buyer (which consent shall not be unreasonably withheld, conditioned or delayed). (b) In the event that any stockholder litigation related to this Agreement or the Transactions is brought against Buyer or any members of the Buyer Board from and following the date of this Agreement and prior to the Effective Time (such litigation, “Buyer Transaction Litigation”), Buyer shall promptly notify the Company of such Buyer Transaction Litigation and shall keep the Company reasonably informed with respect to the status thereof (including by providing copies of all substantive pleadings with respect thereto). Buyer shall give the Company a reasonable opportunity to participate in the defense or settlement (at the Company’s sole expense and subject to a customary joint defense agreement) of any Buyer Transaction Litigation (including by providing the Company the opportunity to review and comment on all material filings or responses to be made by Buyer) and shall consider in good faith the Company’s advice with respect to such Buyer Transaction Litigation; provided that Buyer shall in any event control such defense and the disclosure of information to the Company in connection therewith shall be subject to the provisions of Section 6.5; provided, further, that Buyer shall not settle or agree to settle any Buyer Transaction Litigation without prior written consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed). (c) Promptly, and in any event within one (1) Business Day of the execution

-62- of this Agreement, Buyer shall file a voluntary notice of dismissal with prejudice with respect to the lawsuit it filed in the Court of Chancery of the State of Delaware naming as defendants the Company, the Company Board and its Chair Emeritus John C. Malone (Paramount Skydance Corp. v. Zaslav, No. 2026-0044-MTZ). Buyer shall promptly take any further actions required to dismiss with prejudice such lawsuit. Section 6.14 Standstill. Except as provided for in this Agreement or in connection with the Transactions, until the earliest of (x) the Effective Time, (y) if this Agreement is terminated in circumstances in which Buyer is required to pay the Regulatory Termination Fee or pursuant to Section 8.1(c)(i), June 4, 2027 and (z) if this Agreement is terminated other than in circumstances in which Buyer is required to pay the Regulatory Termination Fee or pursuant to Section 8.1(c)(i), the termination of this Agreement in accordance with Article VIII, neither Buyer nor any of Buyer’s Affiliates (other than any Affiliate that has not received Evaluation Material (as defined in the Confidentiality Agreement) and is not acting on behalf of, or otherwise in concert with, Buyer or any Affiliate of Buyer that has received Evaluation Material (as defined in the Confidentiality Agreement)) nor any of Buyer’s Representatives (as defined in the Confidentiality Agreement) acting on Buyer’s behalf shall in any manner, directly or indirectly: (a) effect or seek, offer or propose (whether publicly or otherwise) to effect, or announce any intention to effect or cause or participate in or in any way assist, facilitate or encourage any other person to effect or seek, offer or propose (whether publicly or otherwise) to effect or participate in, (i) any acquisition of any securities (or beneficial ownership thereof) or derivative securities (or beneficial ownership thereof), or any assets, indebtedness or businesses, of the Company or any of its Affiliates, (ii) any tender or exchange offer, merger or other business combination involving the Company or any of its affiliates, or assets constituting a significant portion of the consolidated assets of the Company and its Affiliates, (iii) any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to the Company or any of its Affiliates or the businesses or assets of the foregoing or (iv) any “solicitation” of “proxies” (as such terms are used in the proxy rules of the U.S. Securities and Exchange Commission) or consents to vote any voting securities or derivative securities of the Company or any of its affiliates or the calling of a meeting of the Company’s stockholders or the initiation of any proposal for action by the Company’s stockholders; (b) form, join or in any way participate in a “group” (as defined under the 1934 Act) to vote, acquire or dispose of any such securities or derivative securities of the Company, other than together with its Representatives in their capacity as such; (c) demand a copy of the Company’s record of stockholders, stock ledger list or any other books or records of the Company; (d) otherwise act, alone or in concert with others, to seek or obtain representation on or to control or influence the management, the Company Board or the policies of the Company, or propose any matter to be voted on by holders of securities or loans of the Company; (e) take any action that would or would reasonably be expected to require the Company to make a public announcement regarding any of the types of matters set forth in clause (a) of this Section 6.14; (f) other than in connection with the Transactions as otherwise permitted hereby, arrange, or in any way participate in, any financing for the purchase of any securities, loans or assets of the Company or any of its affiliates, or any derivative securities with respect to any of the foregoing entities; (g) enter into any discussions, arrangements or understandings with any third party (that is not a Representative), including any Company stockholder, with respect to any of the foregoing; or (h) announce or otherwise publicly disclose any interest, intention or plan to do any of the foregoing, or request, directly or indirectly, that the Company waive, amend or terminate

-63- any provision of this Section 6.14 (including this clause). For purposes of this Section 6.14, “derivative securities” means, with respect to any person, any right, option, other security or derivative position that has an exercise, exchange or conversion privilege or a settlement payment or mechanism at a price related to, or a value determined in whole or in part with reference to or derived in whole or in part from, the value of any securities, bank debt or other obligations of such person or any of its affiliates. Section 6.15 [Reserved]. Section 6.16 Financing. (a) Buyer shall, and shall cause the Buyer Entities to, use their respective reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper or advisable to obtain and consummate the Committed Financing on the terms and conditions (including, to the extent applicable, the “market flex” provisions) set forth in the Commitment Letter and the Subscription Agreements, as applicable, no later than the Closing Date, including using their respective reasonable best efforts to (i) maintain in effect the Commitment Letter and the Subscription Agreements until the Transactions are consummated (it being acknowledged that the commitments under the Commitment Letter may be reduced or terminated in accordance with the terms of the Commitment Letter to the extent that Buyer receives cash proceeds, to be used solely to fund the Required Amounts, from, or commitments in respect of, any other Financing (other than any Buyer Public Equity Financing) on or prior to the Closing Date (so long as such reduction or termination does not result in a Prohibited Modification)), (ii) negotiate, enter into and deliver definitive agreements with respect to the Committed Debt Financing contemplated by the Commitment Letter or the alternative Financing contemplated in the immediately preceding clause (i), as applicable, on the terms and conditions set forth in the Commitment Letter (including any “market flex” provisions applicable to the Committed Debt Financing) (or on terms that will not prevent, materially delay or materially impair the Closing or make the funding with respect to the Committed Financing or Financing, as applicable, less likely to occur or otherwise result in a Prohibited Modification), (iii) satisfy or cause to be waived on a timely basis all conditions applicable to Buyer and the Buyer Entities set forth in the Commitment Letter or such definitive agreements and in the Subscription Agreements, (iv) upon the satisfaction or waiver of such conditions, consummate the Committed Financing or Financing, as applicable, and the transactions contemplated by the Subscription Agreements on the Closing Date and (v) enforce its rights under the Commitment Letter, such definitive agreements and the Subscription Agreements. Buyer shall not, without the prior written consent of the Company, amend, modify, supplement, waive (or otherwise grant consent under) the Subscription Agreements. Buyer shall not (and shall cause the Buyer Entities not to), without the prior written consent of the Company, amend, modify, supplement, waive (or otherwise grant consent under) the Commitment Letter or any definitive agreements in respect of the Committed Debt Financing or replace all or any portion of the commitments in respect of the Committed Debt Financing, to the extent such amendment, modification, supplement, replacement or waiver would reasonably be expected to (w) reduce the amount of the Committed Financing to an amount that would result in Buyer having insufficient funds, when added with any then-immediately available Committed Financing, to pay the Required Amounts, (x)(i) impose new or additional conditions precedent to the initial funding of the Committed Debt Financing other than as set forth in the Debt Commitment Letter (as in effect on the date of this

-64- Agreement) or (ii) otherwise modify the conditions precedent to the initial funding of the Committed Debt Financing (as in effect on the date of this Agreement) in a manner reasonably expected to delay, prevent or impede the funding of the Committed Debt Financing (or satisfaction of the conditions precedent to the Committed Debt Financing) or make such funding materially less likely to occur, (y) jeopardize or delay in any material respect the Closing or (z) adversely affect the ability of Buyer to enforce its rights against the other parties to the Debt Commitment Letter (the effect described in clause (w) through (z), a “Prohibited Modification”); provided, however, Buyer may amend, modify, supplement or waive any provision of the Commitment Letter (A) to add lenders, lead arrangers, bookrunners, syndication agents or similar entities that have not executed the Debt Commitment Letter as of the date of this Agreement, in each case, as contemplated by the Debt Commitment Letter as of the date of this Agreement or (B) to reduce or terminate the commitments thereunder as a result of (x) Buyer’s receipt of commitments in connection with an alternative financing which will generate, or (y) Buyer’s consummation of an alternative financing which provides Buyer, taken together with any other Committed Financing, with sufficient funds necessary to, and solely to be used to, pay the Required Amounts at Closing, in each case in any manner that does not result in a Prohibited Modification. As soon as reasonably practicable, Buyer will provide the Company with true and complete executed copies of any amendment or supplement to, or modification or replacement of or waiver under, the Commitment Letter (subject, in the case of any fee letters, to redaction solely of fee and other economic provisions that are customarily redacted in connection with transactions of this type and none of which would be reasonably expected to impact the conditionality or amount of the Financing) made in compliance with this Section 6.16(a). Upon any such amendment, modification, supplement, replacement, waiver or consummation of an alternative financing, (1) the definitions of “Debt Commitment Letter,” “Debt Fee Letter” and/or “Financing,” as applicable, set forth in this Agreement shall be deemed to have been modified as appropriate to reflect such amendment, modification, supplement, replacement, waiver or alternative financing and (2) any reference in this Agreement to the “Committed Debt Financing” shall mean the financing contemplated by the Debt Commitment Letter, as the same may be replaced, amended, modified, supplemented or waived in accordance with this Agreement. (b) If the Committed Debt Financing in an aggregate principal amount (together with the Committed Equity Financing) at least equal to the Required Amounts becomes unavailable on the terms and conditions contemplated by the Debt Commitment Letter, and such unavailable amount is necessary to pay the Required Amounts (each such event, an “Original Financing Failure”), Buyer shall promptly notify the Company in writing of the Original Financing Failure after obtaining knowledge thereof and Buyer shall use its reasonable best efforts to obtain, as promptly as reasonably practicable, alternative financing from alternative sources that does not include conditions to obtaining the Financing that are materially more onerous to Buyer, taken as a whole, than those contained in the Commitment Letter (taking into account any “market flex” provisions) and in an amount at least equal to the aggregate principal amount of the Committed Debt Financing or such unavailable portion thereof, as the case may be (the “Alternate Financing”) that is necessary to pay the Required Amounts, and to obtain new financing commitment letter(s) with respect to such Alternate Financing (the “New Commitment Letter(s)”), which shall replace the existing Debt Commitment Letter. Buyer shall promptly provide true and complete and fully executed copies of such New Commitment Letter(s) (including all attachments thereto) and all related fee letters (subject, in the case of any

-65- fee letters, to redaction solely of fee and other economic provisions that are customarily redacted in connection with transactions of this type and none of which would be reasonably expected to impact the conditionality or amount of the Financing) to the Company. In the event New Commitment Letter(s) are obtained, (i) any reference in this Agreement to the “Debt Commitment Letter” or “Debt Fee Letter” shall be deemed to include the New Commitment Letter(s) or related fee letters, as applicable, and (ii) any reference in this Agreement to the “Committed Financing” or “Committed Debt Financing” shall include the financing contemplated by the New Commitment Letter(s) and related fee letters. If any Equity Financing Failure Event occurs, Buyer shall promptly notify the Company and, to the extent applicable, in consultation with the Company, use commercially reasonable efforts to arrange for alternative equity financing (“Equity Replacement Financing”) in an amount that when added with the Committed Debt Financing and any cash, marketable securities, available lines of credit or other sources of immediately available funds of Buyer would be sufficient to pay the Required Amounts and which satisfies the Syndication Conditions (as defined in the Subscription Agreements). Buyer shall deliver to the Company true, correct and complete copies of all contracts or other arrangements pursuant to which any alternative source shall have committed to provide any portion of the Equity Replacement Financing. For the avoidance of doubt, the foregoing shall not release any Equity Investor or Guarantor of its obligations under the Subscription Agreements or the Ellison Guarantee, as applicable. (c)  Buyer shall keep the Company reasonably informed promptly upon written request (which may be via email) in reasonable detail of the status of its efforts to arrange the Financing and the Committed Debt Financing. Buyer shall give the Company prompt notice of (i) any material breach or material default by any party to the Debt Commitment Letter, any Subscription Agreement, or any definitive agreements related to the Committed Financing, in each case, of which Buyer becomes aware, (ii) the receipt of any written notice or other written communication, in each case received from any Financing Source or any Equity Investor with respect to any (x) material breach of Buyer’s obligations under the Debt Commitment Letter, any Subscription Agreement or definitive agreements related to the Committed Financing, or default, termination or repudiation by any party to the Debt Commitment Letter, any Subscription Agreement or definitive agreements related to the Committed Financing or (y) material dispute between or among any parties to the Debt Commitment Letter, any Subscription Agreement or definitive agreements related to the Committed Financing or any provisions of the Debt Commitment Letter or any Subscription Agreement, in each case with respect to the obligation to fund the amount of the Committed Financing to be funded at Closing and (iii) if for any reason Buyer has determined in good faith that it will not be able to obtain all or any portion of the Committed Financing on the terms contemplated by the Commitment Letter or the Subscription Agreements, as applicable, in an amount sufficient to pay the Required Amounts. Notwithstanding the foregoing, in no event shall Buyer be required to provide access to or disclose information that would jeopardize any attorney-client privilege of, or conflict with any confidentiality requirements applicable to, Buyer or any Buyer Entity; provided that Buyer shall use reasonable best efforts to provide an alternative means of disclosing or providing such information, and in the case of any confidentiality obligation, Buyer shall, to the extent permitted by such confidentiality obligations, notify the Company if any such information that the Company has specifically identified and requested is being withheld as a result of any such obligation of confidentiality. Prior to the Closing Date, Buyer shall, and shall cause the Buyer Entities and shall use reasonable best efforts to cause their respective Representatives to, use

-66- reasonable best efforts to provide to the Company cooperation reasonably requested by the Company in connection with any financing or refinancing to be undertaken by the Company or any of its Subsidiaries not prohibited by this Agreement (including any Company Refinancing), including using reasonable best efforts to provide cooperation consistent in all material respects with the cooperation required of the Company, its Subsidiaries and their respective Representatives under Section 6.16(d), as applicable. In addition, in the event that any portion of the Committed Debt Financing or any Alternate Financing becomes unavailable as a result of the inability to satisfy a condition precedent to the Committed Debt Financing or any Alternate Financing due to Buyer’s or any of its Representatives’ inability to deliver a solvency certificate or to make a required representation regarding solvency, Buyer shall increase the amount funded under the Committed Equity Financing (such increase in the Committed Equity Financing, the “Contingent Equity Amount”) to the extent necessary for Buyer to address such solvency matter and obtain the Required Amounts at Closing. (d) Prior to the Closing Date, the Company shall, and shall cause each of its Subsidiaries and shall use reasonable best efforts to cause their respective Representatives to, use reasonable best efforts to provide to Buyer cooperation reasonably requested by Buyer in connection with the arrangement of the Financing, including using reasonable best efforts (to the extent reasonable and customary for financings of the type contemplated thereby as of the date of this Agreement) to: (i) cause the appropriate senior officers of the Company to participate in a reasonable but limited number of lender or investor meetings, lender or investor presentations, roadshows, sessions with rating agencies and due diligence sessions (which may be attended via teleconference or virtual meeting platforms), in each case, upon reasonable advance notice and at mutually agreeable dates and reasonable times; (ii) provide reasonable and customary assistance with the preparation of customary rating agency presentations, roadshow materials, customary bank information memoranda and bank syndication materials, offering documents, prospectuses and similar documents customarily required (which may incorporate, by reference, periodic and current reports filed by the Company with the SEC), in connection with consummating any Financing, in each case, solely with respect to customary information relating to the Company and its Subsidiaries; (iii) provide all documentation and other information reasonably required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations at least four (4) Business Days prior to the Closing Date, including the USA PATRIOT Act, solely relating to the Company and any of its Subsidiaries, in each case as reasonably requested in writing by Buyer at least ten (10) Business Days prior to the Closing Date; (iv) provide reasonable and customary assistance to Buyer and the Financing Sources in their preparation of offering documents for any Financing, including by using reasonable best efforts to (x) [reserved], (y) furnish Buyer, following Buyer’s request made in good faith and in a timely manner, with all customary financial information (to the extent reasonably available to the Company) solely relating to the Company and its Subsidiaries

-67- required to be delivered pursuant to paragraph 4 of Exhibit C of the Debt Commitment Letter (as in effect on the date hereof) to the extent required to consummate any Financing (provided that in the event of any Financing that consists of a securities issuance prior to the Closing, the references to the number of days in such paragraph also shall be deemed to refer to a number of days prior to the applicable closing date of any such securities issuance), and (z) furnish Buyer, following Buyer’s request made in good faith and in a timely manner, with the information and assistance that is reasonably necessary to permit Buyer to prepare pro forma financial statements described in Section 3(vi) of the Debt Commitment Letter (as in effect on the date hereof) if required to be used in or are customarily used in connection with any Financing (provided that in the event of any Financing that consists of a securities issuance prior to the Closing, the references to the number of days in such paragraph also shall be deemed to refer to a number of days prior to the applicable closing date of any such securities issuance), it being understood that Buyer, and not the Company, its Subsidiaries or any of their respective Subsidiaries, Affiliates or Representatives, is responsible for the preparation of the pro forma financial statements and any other pro forma information, including any pro forma adjustments; (v) (A) cause its independent auditors to reasonably cooperate with any Financing consistent with their customary practice, including (x) their participation in customary accounting due diligence sessions, and (y) requesting that they provide customary comfort letters (including “negative assurance” and customary “change period” comfort) and customary consents to the inclusion of the Company’s auditor reports and (B) providing customary management representation letters to such auditors, in each case, to the extent required in connection with such comfort letters and the marketing and syndication of any Financing; (vi) assist with the preparation of and enter into (but not prior to the Closing) the definitive documentation relating to the Financing (including review of any disclosure schedules related thereto for completeness and accuracy); and (vii) facilitate discussions with the Company’s existing lender and banking relationships (including cooperating with Buyer in connection with the replacement or backstopping of letters of credit). (e) Notwithstanding anything to the contrary in this Agreement, the assistance contemplated in Section 6.16(d) and the actions and matters referred to in Section 6.16(f) shall not (i) unreasonably interfere with the normal operations of the Company or any of its Subsidiaries or, (ii) (A) require the taking of any action in respect of any Financing to the extent that such action would cause any condition to Closing set forth in Article VII to fail to be satisfied by the End Date or otherwise result in a breach of this Agreement by the Company or any of its Subsidiaries or (B) require the Company or any of its Subsidiaries to waive or amend any terms of this Agreement, (iii) require the Company or any of its Subsidiaries to take any action that would conflict with or violate any of its organizational documents, any applicable law or fiduciary duty, or result in the contravention of, or that would reasonably be expected to result in a violation or breach of, or default under, any Contract or permit to which the Company or any of its Subsidiaries is a party, (iv) except in connection with any consent solicitation described in Section 6.16(f), require the Company or any of its Subsidiaries to issue any bank information memoranda, lender presentations, offering memoranda, or similar documents including

-68- disclosure and financial statements (1) [reserved] or (2) in the name of the Company or its Subsidiaries, separate from Buyer and/or its Subsidiaries, (v) require the Company or any of its Subsidiaries to execute any Contract or any other letter, agreement, document or certificate prior to the Closing the effectiveness of which is not expressly conditioned upon the occurrence of the Closing (other than customary management letters contemplated in Section 6.16(d) or any payoff letter or supplemental indenture contemplated in Section 6.16(f) and any customary certificates required in connection therewith), (vi) require the Company or any of its Subsidiaries to enter into any agreement or commitment in connection with any Financing that is effective prior to the Closing (other than customary management letters contemplated in Section 6.16(d) or payoff letters, supplemental indentures and related documents contemplated in Section 6.16(f)), (vii) result in the Company or its Subsidiaries, including any employee, officer or director of the Company or any of its Subsidiaries incurring any actual or potential personal liability with respect to any matters relating to any Financing, (viii) provide access to or disclose information that the Company determines would jeopardize any attorney-client privilege or contravene any applicable Law, or violate any of the confidentiality provisions of any confidentiality agreement or Contract, of the Company or any of its Subsidiaries, (ix) require the Company or any of its Subsidiaries to change any fiscal period, (x) require the Company or any of its Subsidiaries to authorize any corporate action with respect to any Financing prior to the Closing Date, except for such corporate action that is conditioned on the occurrence of the Closing (and only by their respective directors, managers or other Persons holding similar positions at the Company or any of its Subsidiaries who are expected to continue to hold such positions following the Closing), (xi) except in connection with any consent solicitation described in Section 6.16(f), require the Company or any of its Subsidiaries or any of their respective Representatives to provide any legal opinion or other opinion of counsel (other than in connection with the supplemental indentures contemplated in Section 6.16(f)), (xii) require the Company or any of its Subsidiaries to pay any commitment fee or other fee or payment to obtain consent or incur any liability with respect to or cause or permit any liens to be placed on any of its assets in connection with any Financing prior to the Closing Date, (xiii) require the Company to take any action that would subject it to actual or potential liability, to bear any cost or expense or to make any other payment or agree to provide any indemnity in connection with the Committed Financing, the definitive documents related to any Financing or any information utilized in connection therewith (in each case except following the Closing), or (xiv) require the Company or any of its Representatives to prepare or provide any pro forma financial statements, information or projections or other financial statements or other financial information (other than as set forth in Section 6.16(d)(iv) above) that are not otherwise prepared by the Company in the ordinary course of business. (f) (i) With respect to any outstanding notes of the Company and/or its Subsidiaries (the “Company Notes”), if reasonably requested by Buyer in consultation with the Company, the Company shall use reasonable best efforts to cooperate with, and shall use reasonable best efforts to take all actions reasonably requested by, Buyer in order to, prior to the Closing, assist Buyer in: (w) preparing and delivering one or more notices of redemption, which notice of redemption shall be expressly conditioned on the occurrence of the Closing, in order to effect a

-69- redemption pursuant to the terms of the relevant indenture; (x) commencing one or more consent solicitations to amend the indenture or indentures governing one or more series of the Company Notes, including, promptly following the expiration of any such consent solicitation and subject to the receipt of any requisite consents, executing one or more supplemental indentures to the relevant indenture to provide for such amendments to be effective (but which shall not be operative until the Closing); (y) commencing, as applicable, a “change of control” offer, which offer shall be expressly conditioned on the occurrence of the Closing, pursuant to the terms of the relevant indenture; and (z) providing any other reasonable and customary cooperation to facilitate the assumption, amendment, redemption, repurchase, discharge, defeasance or repayment of the Company Notes, in each case conditioned on the occurrence of the Closing; provided, that, with respect to the Amended Notes (as defined in the Company’s Offer to Purchase and Consent Solicitation Statement, dated as of June 9, 2025 (as amended, supplemented or modified from time to time, the “Offer to Purchase”)) (the “Amended Notes”): (A) prior to October 15, 2026, Buyer may deliver one formal request in writing to the Company (such request which complies with this clause (A), the “Specified Buyer Request”) that the Company and its applicable Subsidiaries either: (1) commence and use reasonable best efforts to effectuate a consent solicitation (on such terms to be mutually determined by Buyer and the Company in good faith) to eliminate the obligation to commence an Exchange Offer (as defined in the Offer to Purchase) or otherwise modify the required terms of such Exchange Offer; (2) commence and use reasonable best efforts to effectuate an Exchange Offer (on such terms to be mutually determined by Buyer and the Company in good faith, it being understood that the terms of the Junior Lien Exchange Notes (as defined in the Offer to Purchase), or any other debt securities to be issued by the Company or any of its Subsidiaries pursuant to an Exchange Offer prior to the Closing, shall, in no event, be less favorable to the Company and/or its applicable Subsidiaries than the applicable terms set forth in the Offer to Purchase); and/or (3) make the payment in the amount of $100 per $1,000 principal amount or €100 per €1,000 principal amount, as applicable, of any or all Amended Notes as contemplated by the Offer to Purchase (the “Amended Notes Payment Amount”), it being agreed that, if the Amended Notes Payment Amount becomes due and payable, Buyer shall timely and fully pay such amounts, at the Company’s option, either (x) on behalf of the obligor thereof (either the Company or a Subsidiary thereof) to the Persons to which such amount is payable, or (y) to the Company, in each case, as contemplated by the second to last sentence of this Section 6.16(f)(i), in which case the Company shall comply with Buyer’s written request; and (B) if the Specified Buyer Request is not received by the Company prior to October 15, 2026, the Company and its applicable Subsidiaries may, after such date,

-70- commence one or more consent solicitations with respect to the Amended Notes (on such terms to be determined by the Company in its sole discretion), commence an Exchange Offer (on such terms to be determined by the Company in its sole discretion) and/or pay the Amended Notes Payment Amount, as applicable, in each case, in its sole discretion; provided further that, if the Company determines in good faith that it is not required to comply with the Specified Buyer Request as contemplated by the last sentence of this paragraph, then the Company or any of its Subsidiaries may elect to have the Amended Notes Payment Amount paid. If the Amended Notes Payment Amount is to be paid pursuant to this paragraph or Section 6.16(f)(i)(A) or (B) above, then Buyer shall, at the Company’s option, either (x) on behalf of the Company, timely and fully pay or cause to be paid such amount directly to the Persons to which such amount is payable (or to an agent, including the trustee under the Amended Notes for the benefit of the noteholders, on their behalf) by wire transfer of immediately available funds to an account designated in writing by the Company or (y) timely and fully pay or cause to be paid such amount to the Company by wire transfer of immediately available funds to an account designated in writing by the Company (provided, however, that the aggregate amount of the Amended Notes Payment Amount to be paid by Buyer pursuant to this paragraph shall in no event be more than $1,528,000,000). In addition, (I) any action taken by the Company or any of its Subsidiaries in connection with the Specified Buyer Request is subject to the indemnification and reimbursement provisions in favor of the Company and its Subsidiaries contained in Section 6.16(h), (II) each of the Company and its Subsidiaries is not required to comply with the Specified Buyer Request if any of the Company or its Subsidiaries would be required to pay any fee or make any payment to any holder of the Amended Notes or otherwise in connection with the Amended Notes, unless such fee or payment is timely and fully paid by Buyer on its behalf to an account directed by the Company and (III) if in connection with the Specified Buyer Request, the Company commences (x) a consent solicitation or (y) an Exchange Offer, which, in each case, has not been completed prior to December 30, 2026, then the Company may, at its election, cause the Amended Notes Payment Amount to be paid on its behalf on such date by Buyer as contemplated by the preceding sentence. (ii) Prior to the Closing, the Company shall use reasonable best efforts to deliver to Buyer a customary payoff letter in respect of any Indebtedness consisting of a loan, credit facility or receivables financing facility or factoring arrangement relating to the Company or any of its Subsidiaries, to the extent reasonably requested by Buyer in writing at least twenty (20) Business Days prior to the anticipated Closing Date, to allow for the payoff, discharge and termination in full on the Closing Date of all such Indebtedness and any related Liens (and to provide to Buyer a substantially complete draft of such letter no later than four (4) Business Days prior to the anticipated Closing Date). (g) The Company hereby consents to the use of its and each of its Subsidiaries’ logos in connection with the Financing; provided that such logos are used solely in a manner that is not intended to or reasonably likely to harm or disparage the Company or any of its Subsidiaries or the reputation or goodwill of the Company or any of its Subsidiaries. (h) Buyer shall, promptly upon request by the Company (and, in any event, within ten (10) days), reimburse the Company for all reasonable and documented out-of-pocket costs and expenses (including reasonable attorney’s fees) incurred by the Company or any of its

-71- Subsidiaries in order to comply with its obligations under Section 6.16(d) and Section 6.16(f). Buyer shall indemnify, defend and hold harmless the Company, its Subsidiaries and each of their respective Representatives from, against and in respect of any and all claims, debts, losses, costs, expenses, proceedings, covenants, suits, judgments, damages, actions and causes of actions, obligations, accounts and liabilities resulting from, or that exist or arise, in connection with such cooperation under Section 6.16(d) and Section 6.16(f), the arrangement of the Financing and any information used in connection therewith, except to the extent such claims, debts, losses, costs, expenses, proceedings, covenants, suits, judgments, damages, actions and causes of actions, obligations, accounts and liabilities directly result from the gross negligence or willful misconduct of such indemnified Persons. The Company shall, promptly upon request by Buyer (and, in any event, within ten (10) days), reimburse Buyer for all reasonable and documented out-of-pocket costs and expenses (including reasonable attorney’s fees) incurred by Buyer or any of the Buyer Entities in order to comply with its obligations under the second to last sentence of Section 6.16(c) (but excluding, for the avoidance of doubt, any costs and expenses incurred in connection with the Amended Notes and any action taken by the Company and/or its Subsidiaries in connection with the Amended Notes or the Specified Buyer Request). The Company shall indemnify, defend and hold harmless Buyer and the Buyer Entities and each of their respective Representatives from, against and in respect of any and all claims, debts, losses, costs, expenses, proceedings, covenants, suits, judgments, damages, actions and causes of actions, obligations, accounts and liabilities resulting from, or that exist or arise, in connection with such cooperation under the second to last sentence of Section 6.16(c), the arrangement of any financing or refinancing to be undertaken by the Company or any of its Subsidiaries not prohibited by this Agreement (including any Company Refinancing, but excluding the Amended Notes and any action taken by the Company and/or its Subsidiaries in connection with the Amended Notes or the Specified Buyer Request) and any information used in connection therewith, except to the extent such claims, debts, losses, costs, expenses, proceedings, covenants, suits, judgments, damages, actions and causes of actions, obligations, accounts and liabilities directly result from the gross negligence or willful misconduct of such indemnified Persons. This clause (h) shall survive any termination of this Agreement. (i) Except with the prior written consent of the Company, neither Buyer, any Equity Investor, any Guarantor nor any of their respective Affiliates will, until the earlier of the Effective Time and the termination of this Agreement in accordance with Article VIII, directly or indirectly, in connection with the Transactions, (i) enter into any agreement or make any other arrangement with respect to debt or equity financing related to the Transaction or the Company, (ii) grant any Person any right, contingent or otherwise, to acquire (1) any equity securities, any securities directly or indirectly convertible into equity securities, or any other interest or participation that confers the right to receive a unit of the profits or losses or distribution of assets of, in each case, Buyer or any of its Subsidiaries (including, after the Effective Time, the Company or any of its Subsidiaries) or (2) any interest that is derivative of the value of or provides economic benefits based on the value or price of any of the foregoing, or (iii) otherwise grant or agree to grant any Person any governance or other rights with respect to Buyer or any of its Subsidiaries (including, after the Effective Time, the Company or any of its Subsidiaries), except in each of the foregoing clauses (i)-(iii), where any of the foregoing would not cause any of the Syndication Conditions to fail to be satisfied (it being agreed that Buyer will provide the Company with written notice of any action taken in reliance on this exception, which notice will include (x) the identity of the person with whom such action was taken and (y) written

-72- confirmation by Buyer that the prior written consent of the Company is not required for such action). (j)  Notwithstanding anything contained in this Agreement to the contrary, Buyer expressly acknowledges and agrees that (i) its obligations hereunder, including to consummate the Closing subject to the terms and conditions hereof, are not conditioned in any manner upon Buyer obtaining the Financing (including, for the avoidance of doubt, any securities issuance) and (ii) any breach by the Company of Section 6.16(d) or Section 6.16(f) shall be deemed not to constitute a breach for all of purposes of this Agreement (including for purposes of Section 7.3(b) and Section 8.1(d)) unless (w) the Committed Debt Financing has not been consummated as a result of the failure of any condition precedent to the funding of the Committed Debt Financing, (x) the Company has materially breached its obligations under Section 6.16(d) or Section 6.16(f), (y) such breach is the proximate cause of the Committed Debt Financing not being consummated and (z) Buyer has notified the Company of such breach in writing a reasonably sufficient amount of time prior to the End Date to afford the Company with reasonable opportunity to cure such breach (detailing in good faith (I) reasonable specificity as to the basis for any such breach and (II) reasonable steps that comply with Section 6.16(d) or Section 6.16(f) in order to cure such breach) and the Company has not taken such steps or otherwise cured such breach within such time as would reasonably permit Buyer to consummate the Committed Debt Financing prior to the End Date. Section 6.17 Netflix Termination Fee. Concurrently with the execution of this Agreement and with the termination of the Netflix Merger Agreement, Buyer, on behalf of the Company, shall pay or cause to be paid the Netflix Termination Fee to Netflix by wire transfer of immediately available funds in order for the Company to terminate the Netflix Merger Agreement pursuant to Section 8.1(c)(ii) of the Netflix Merger Agreement. ARTICLE VII CONDITIONS Section 7.1 Conditions to Obligation of Each Party. The respective obligation of each Party to consummate the Merger is subject to the satisfaction or waiver at or prior to the Closing of each of the following conditions: (a) [Reserved]. (b) Stockholder Approval. The Company Stockholder Approval shall have been obtained. (c) [Reserved]. (d) Regulatory Approvals. (i) Any applicable waiting period under the HSR Act relating to the Merger shall have expired or been terminated, and any commitments not to close any of the transactions contemplated by this Agreement before a certain date under a timing agreement entered into by the Parties with any Governmental Entity shall have expired or been terminated; and (ii) any applicable mandatory waiting period, clearance or affirmative

-73- approval of any governmental body, agency or authority or other condition set forth in Section 7.1(d)(ii) of the Buyer Disclosure Letter shall have expired or been obtained. (e) Laws or Governmental Orders. No Governmental Entity shall after the date of this Agreement have enacted, issued or promulgated any Law or Governmental Order that is in effect and that restrains, enjoins or otherwise prohibits the consummation of the Merger. Section 7.2 Conditions to Obligation of the Company to Effect the Merger. The obligation of the Company to effect the Merger is further subject to the satisfaction (or waiver by the Company to the extent permitted by applicable Law) of the following conditions: (a) (i) the representations and warranties of Buyer and Merger Sub set forth in the first sentence of Section 5.1 (Organization, Good Standing and Qualification) and Section 5.3(a) (Corporate Authority and Approval) shall be true and correct in all material respects, at and as of the Closing, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date); (ii) the representations and warranties of Buyer and Merger Sub set forth in Article V that are qualified by a “Buyer Material Adverse Effect” qualification shall be true and correct in all respects as so qualified at and as of Closing, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date); and (iii) the other representations and warranties of Buyer and Merger Sub set forth in Article V shall be true and correct at and as of the Closing, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date; provided that, for the avoidance of doubt, the representations set forth in Section 5.3 (Corporate Authority and Approval), Section 5.4 (Governmental Filings; No Violations) and Section 5.11 (No Other Representations and Warranties) shall be true and correct at and as of Closing), except with respect to this clause (iii) where the failure of such representations and warranties to be so true and correct would not have, individually or in the aggregate, a Buyer Material Adverse Effect. (b) Buyer and Merger Sub shall have performed in all material respects all obligations and complied in all material respects with all covenants required by this Agreement to be performed or complied with by them prior to the Closing. (c) Buyer shall have delivered to the Company a certificate, dated as of the Closing Date and signed by its Chief Executive Officer or another senior officer, certifying to the effect that the conditions set forth in Section 7.2(a) and Section 7.2(b) have been satisfied. Section 7.3 Conditions to Obligation of Buyer and Merger Sub to Effect the Merger. The obligations of Buyer and Merger Sub to effect the Merger are further subject to the satisfaction (or waiver by Buyer to the extent permitted by applicable Law) of the following conditions: (a) (i) The representations and warranties of the Company set forth in Section 4.2(a) (Capital Structure) and Section 4.6(a) (Absence of Certain Changes) shall be true and correct, at and as of Closing, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date), in each case, except for de minimis inaccuracies; (ii) the representations and warranties of the Company set forth in the first sentence

-74- of Section 4.3(a) (Corporate Authority and Approval), Section 4.3(b) (Corporate Authority and Approval) and Section 4.18 (Brokers and Finders) shall be true and correct in all material respects, at and as of the Closing, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date); (iii) the representations and warranties of the Company set forth in Article IV that are qualified by a “Company Material Adverse Effect” qualification shall be true and correct in all respects as so qualified at and as of the Closing, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date); and (iv) the other representations and warranties of the Company set forth in Article IV shall be true and correct at and as of the Closing, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date; provided that, for the avoidance of doubt, the representations set forth in Section 4.3 (Corporate Authority and Approval), Section 4.4 (Governmental Filings; No Violations) and Section 4.21 (No Other Representations and Warranties) shall be true and correct at and as of Closing), except with respect to this clause (iv) where the failure of such representations and warranties to be so true and correct would not have, individually or in the aggregate, a Company Material Adverse Effect. (b) The Company shall have performed in all material respects all obligations and complied in all material respects with all covenants required by this Agreement to be performed or complied with by it prior to the Closing. (c) Since the date of this Agreement, there shall not have occurred any Company Material Adverse Effect. (d) The Company shall not have completed the Separation, nor shall any dividend to the Company’s stockholders to effectuate the Separation have been declared or made. (e) The Company shall have delivered to Buyer a certificate, dated as of the Closing Date and signed by its Chief Executive Officer or another senior officer, certifying to the effect that the conditions set forth in Section 7.3(a), Section 7.3(b) and Section 7.3(c) have been satisfied. Section 7.4 Frustration of Closing Conditions. No Party may rely, either as a basis for not consummating the Merger or terminating this Agreement and abandoning the Merger, on the failure of any condition set forth in Section 7.1, Section 7.2 or Section 7.3, as the case may be, to be satisfied if such failure was caused by such Party’s material breach of any covenant or agreement of this Agreement. ARTICLE VIII TERMINATION Section 8.1 Termination or Abandonment. This Agreement may be terminated and abandoned prior to the Effective Time, whether before or after any approval by the stockholders of the Company of the matters presented in connection with the Merger: (a) by the mutual written consent of the Company and Buyer;

-75- (b) by either the Company or Buyer, if: (i) the Effective Time shall not have occurred on or before March 4, 2027, or such other date agreed in writing by Buyer and the Company (any such date, the “End Date”); provided, however, that (A) if, on March 4, 2027, any of the conditions set forth in Section 7.1(d) or Section 7.1(e) (solely in connection with an Antitrust Law or Foreign Regulatory Law) has not been satisfied or waived, then the End Date shall be automatically extended, without any further action on the part of any Party hereto, to June 4, 2027 and (B) if all the conditions set forth in Article VII are satisfied or waived (other than those conditions that by their terms are to be fulfilled at the Closing, but subject to the fulfillment or waiver of such conditions) prior to 11:59 p.m., Eastern Time, on the End Date, but as of such time, the Specified Date would occur after the End Date, the End Date shall be automatically extended, without any further action on the part of any Party hereto, to 11:59 p.m., Eastern Time, on the Specified Date; provided that the right to terminate this Agreement pursuant to this Section 8.1(b)(i) shall not be available to a Party whose breach in any material respect of its obligations under this Agreement has been the primary cause of the failure of the Closing to occur on or before such date; (ii) any Governmental Entity of competent jurisdiction shall have issued, enacted, enforced or entered any Governmental Order permanently enjoining or prohibiting the consummation of the Merger, and such Governmental Order shall have become final and non-appealable; provided that the Party seeking to terminate this Agreement pursuant to this Section 8.1(b)(ii) shall not have breached in any material respect its obligations under this Agreement in any manner that has been the primary cause of such Governmental Order; or (iii) if the Company Stockholder Meeting (including any adjournments or postponements thereof) shall have been held and been concluded and the Company Stockholder Approval shall not have been obtained upon a vote taken thereon; (c) by the Company: (i) if Buyer or Merger Sub shall have breached or failed to perform in any material respect any of their representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform (A) would result in a failure of a condition set forth in Section 7.1 or Section 7.2 and (B) cannot be cured by the End Date or, if curable, is not cured by the earlier of (x) the End Date and (y) forty-five (45) days following the Company’s delivery of written notice to Buyer stating the Company’s intention to terminate this Agreement pursuant to this Section 8.1(c)(i) and the basis for such termination; provided that the Company shall not have a right to terminate this Agreement pursuant to this Section 8.1(c)(i) if the Company is then in material breach of any representation, warranty, agreement or covenant contained in this Agreement; or (ii) prior to receipt of the Company Stockholder Approval, in order to enter into a definitive agreement providing for a Company Superior Proposal subject to compliance with Section 6.3(b). (d) by Buyer:

-76- (i) if the Company shall have breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform (A) would result in a failure of a condition set forth in Section 7.1 or Section 7.3 and (B) cannot be cured by the End Date or, if curable, is not cured by the earlier of (x) the End Date and (y) 45 days following Buyer’s delivery of written notice to the Company stating Buyer’s intention to terminate this Agreement pursuant to this Section 8.1(d)(i) and the basis for such termination; provided, that Buyer shall not have a right to terminate this Agreement pursuant to this Section 8.1(d)(i) if Buyer or Merger Sub is then in material breach of any representation, warranty, agreement or covenant contained in this Agreement; or (ii) prior to receipt of the Company Stockholder Approval, if the Company Board shall have effected a Change in the Company Recommendation. Section 8.2 Effect of Termination. In the event of a valid termination of this Agreement pursuant to Section 8.1, the terminating Party shall forthwith give written notice thereof to the other Party or Parties and this Agreement shall terminate, and the transactions contemplated hereby shall be abandoned, without further action by any of the Parties. In the event of a valid termination of this Agreement pursuant to Section 8.1, this Agreement shall forthwith become null and void and there shall be no liability or obligation on the part of the Company, Buyer, Merger Sub or their respective Subsidiaries or Affiliates, except that: (i) no such termination shall relieve any Party of its obligation to pay the Company Termination Fee or the Regulatory Termination Fee, as applicable, if, as and when required pursuant to Section 8.3 or any of its other obligations under Section 8.3 expressly contemplated to survive the termination of this Agreement pursuant to Section 8.3; (ii) no such termination shall relieve any Party for liability for such Party’s Fraud or Willful Breach of any covenant or obligation contained in this Agreement prior to its termination; and (iii) the provisions set forth in Section 9.1(b) shall survive the termination hereof. Section 8.3 Termination Fees. (a) Company Termination Fee. If (A) this Agreement is terminated by the Company pursuant to Section 8.1(c)(ii), (B) this Agreement is terminated by Buyer pursuant to Section 8.1(d)(ii), (C) this Agreement is terminated by the Company or Buyer pursuant to Section 8.1(b)(iii) and, immediately prior to the Company Stockholder Meeting, Buyer would have been entitled to terminate this Agreement pursuant to Section 8.1(d)(ii) or (D) (x) after the date of this Agreement, an Acquisition Proposal (substituting in the definition thereof “50%” for “20%” in each place each such phrase appears) is publicly proposed or publicly disclosed prior to the Company Stockholder Meeting (a “Company Qualifying Transaction”), (y)(1) this Agreement is terminated by the Company or Buyer pursuant to Section 8.1(b)(iii) or (2) this Agreement is terminated by Buyer pursuant to Section 8.1(d)(i) as a result of a Willful Breach by the Company of any covenants hereunder and, in each case, (z) concurrently with or within twelve (12) months after such termination, the Company (1) consummates a Company Qualifying Transaction or (2) enters into a definitive agreement providing for a Company Qualifying Transaction, then the Company shall pay to Buyer, by wire transfer of immediately available funds to an account designated in writing by Buyer, a fee of $3,000,000,000 in cash (the “Company Termination Fee”), such payment to be made: (x) concurrently with such

-77- termination in the case of clause (A) above; (y) within three (3) Business Days after such termination in the case of clauses (B) or (C) above; or (z) upon the earlier of within three (3) Business Days after the consummation of such Company Qualifying Transaction or the entry into a definitive agreement providing for a Company Qualifying Transaction in the case of clause (D) above; it being understood that in no event shall the Company be required to pay the Company Termination Fee on more than one occasion. (b) Regulatory Termination Fee. If this Agreement is terminated by (A) the Company or Buyer pursuant to Section 8.1(b)(i), and at the time of such termination, (1) one or more of the conditions set forth in Section 7.1(d) or Section 7.1(e) (in each case, solely as a result of any Antitrust Law or Foreign Regulatory Law) has not been satisfied or waived and (2) all of the other conditions set forth in Section 7.1 and Section 7.3 have been satisfied or waived (except for (i) those conditions that by their nature are to be satisfied at the Closing; provided that such conditions were then capable of being satisfied if the Closing had taken place and (ii) any condition that has not been satisfied as a result of a breach by Buyer or Merger Sub of its representations, warranties, covenants or agreements contained in this Agreement) or (B) by the Company or Buyer pursuant to Section 8.1(b)(ii) due to any Antitrust Law or Foreign Regulatory Law, then Buyer shall pay to the Company, by wire transfer of immediately available funds to an account designated in writing by the Company, a fee of $7,000,000,000 in cash (the “Regulatory Termination Fee”), with such payment to be made (x) in the case of Buyer’s termination of this Agreement, prior to or concurrently with, and as a condition to, such termination, or (y) in the case of the Company’s termination of this Agreement, within three Business Days of such termination; it being understood that in no event shall Buyer be required to pay the Regulatory Termination Fee on more than one occasion. (c) Amended Notes Payment Amount Refund. Upon the termination of this Agreement pursuant to which the Company is required to pay the Company Termination Fee or pursuant to Section 8.1(d)(i) (Company Breach), the Company shall, (1) concurrently with the payment of the Company Termination Fee or (2) within three Business Days after a termination pursuant to Section 8.1(d)(i), as applicable, pay (or cause to be paid) by wire transfer of immediately available funds to or at the direction of Buyer an amount equal to the aggregate amount of the Amended Notes Payment Amount paid by Buyer prior to such termination (the “Amended Notes Payment Amount Refund”) as reimbursement for Buyer’s prior payment of such amount to or on behalf of the Company pursuant to Section 6.16(f); it being understood that (i) the Amended Notes Payment Amount Refund shall be paid in addition to any payment of the Company Termination Fee, to the extent the Company Termination Fee is payable, and (ii) in no event shall the Company be required to pay the Amended Notes Payment Amount Refund on more than one occasion. (d) Netflix Termination Fee Refund. Upon the termination of this Agreement pursuant to which the Company is required to pay the Company Termination Fee or pursuant to Section 8.1(d)(i) (Company Breach), the Company shall, (1) concurrently with the payment of the Company Termination Fee or (2) within three Business Days after a termination pursuant to Section 8.1(d)(i), as applicable, pay (or cause to be paid) by wire transfer of immediately available funds to or at the direction of Buyer an amount equal to the Netflix Termination Fee as reimbursement for payment of the Netflix Termination Fee by Buyer, on behalf of the Company, to Netflix (the “Netflix Termination Fee Refund”); it being understood that (i) the Netflix

-78- Termination Fee Refund shall be paid in addition to any payment of the Company Termination Fee, to the extent the Company Termination Fee is payable, and (ii) in no event shall the Company be required to pay the Netflix Termination Fee Refund on more than one occasion. (e) Acknowledgements. Each Party acknowledges that the agreements contained in this Section 8.3 are an integral part of this Agreement and that, without Section 8.3(a), Section 8.3(c) and Section 8.3(d), Buyer would not have entered into this Agreement and that, without Section 8.3(b), the Company would not have entered into this Agreement. Accordingly, if the Company or Buyer fails to promptly pay any amount due pursuant to this Section 8.3, the Company or Buyer, as applicable, shall pay to Buyer or the Company, respectively, all fees, costs and expenses of enforcement (including attorneys’ fees as well as expenses reasonably incurred in connection with any action initiated seeking such payment), together with interest on the amount of the Company Termination Fee, the Netflix Termination Fee Refund or the Regulatory Termination Fee, as applicable, at the prime lending rate as published in The Wall Street Journal, in effect on the date such payment is required to be made. Notwithstanding anything to the contrary in this Agreement, the Parties hereby acknowledge that in the event that the Company Termination Fee, the Netflix Termination Fee Refund, the Regulatory Termination Fee or the Amended Notes Payment Amount Refund, as applicable, become payable by, and are paid by, the Company to Buyer or Buyer to the Company, as applicable, such Company Termination Fee, Netflix Termination Fee Refund, Regulatory Termination Fee or Amended Notes Payment Amount Refund, as applicable, shall be the receiving Party’s sole and exclusive remedy pursuant to this Agreement (other than in respect of Fraud or Willful Breach). The Parties further acknowledge that the right to receive the Company Termination Fee, the Netflix Termination Fee Refund, the Regulatory Termination Fee or the Amended Notes Payment Amount Refund, as applicable, shall not limit or otherwise affect any such Party’s right to specific performance as provided in Section 9.5; provided that the Parties shall not be permitted or entitled to receive both (x) a grant of specific performance of the obligation to consummate the Transactions contemplated by Section 9.5 that results in the Closing and (y) the Company Termination Fee, the Netflix Termination Fee Refund, the Regulatory Termination Fee or the Amended Notes Payment Amount Refund, as applicable. ARTICLE IX MISCELLANEOUS AND GENERAL Section 9.1 Survival. The representations, warranties, covenants and agreements in this Agreement shall survive the Effective Time or the termination of this Agreement only to the extent provided in this Section 9.1. (a) The following provisions of this Agreement shall survive the Effective Time: this Article IX (Miscellaneous and General), the Confidentiality Agreement, the agreements of the Parties contained in Article I (The Merger), Article II (Effect of the Merger on Capital Stock), Article III (Delivery of Merger Consideration; Procedures for Surrender), Section 4.21 (No Other Representations and Warranties), Section 5.11 (No Other Representations and Warranties), Section 6.9 (Employee Matters), Section 6.10 (Indemnification; Directors’ and Officers’ Insurance), and Section 9.11 (Expenses), and those other covenants and agreements contained herein that by their terms apply, or that are to be

-79- performed in whole or in part, after the Effective Time, and the provisions that substantively define any related defined terms. (b) The following provisions of this Agreement and certain other agreements delivered in connection herewith shall survive the termination of this Agreement: (i) this Article IX (Miscellaneous and General), the Confidentiality Agreement, the Subscription Agreements, the Ellison Guarantee and the agreements of the Parties contained in Section 4.21 (No Other Representations and Warranties), Section 5.11 (No Other Representations and Warranties), Section 6.16(f) (with respect to the obligation of Buyer to pay any Amended Notes Payment Amount) (Certain Refinancing), Section 6.16(h) (Reimbursement of Financing Cooperation), Section 8.2 (Effect of Termination), Section 8.3 (Termination Fees) and Section 9.11 (Expenses), and (ii) only in the event this Agreement is terminated in circumstances in which Buyer is required to pay the Regulatory Termination Fee or pursuant to Section 8.1(c)(i), Section 6.14 (Standstill), and, in each case, the provisions that substantively define any related defined terms. (c) All other representations, warranties, covenants and agreements in this Agreement or in any instrument or other document delivered pursuant to this Agreement shall not survive the Effective Time or the termination of this Agreement, as applicable. Section 9.2 Modification or Amendment; Waiver. (a) Subject to the provisions of applicable Law and the provisions of Section 6.10, at any time prior to the Effective Time, this Agreement may be amended, modified or waived if such amendment, modification or waiver is in writing and signed, in the case of an amendment or modification, by each Party, or in the case of a waiver, by the Party against whom the waiver is to be effective. The conditions to each of the Parties’ respective obligations to consummate the Transactions are for the sole benefit of such Party and may be waived by such Party in whole or in part to the extent permitted by applicable Law; provided, however, that any such waiver shall only be effective if made in writing and executed by the Party against whom the waiver is to be effective. (b) No failure or delay by any Party in exercising any right, power or privilege hereunder or under applicable Law shall operate as a waiver of such rights and, except as otherwise expressly provided herein, no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law. Section 9.3 Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement. A signed copy of this Agreement delivered by facsimile, email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

-80- Section 9.4 Governing Law and Venue; Submission to Jurisdiction; Selection of Forum; Waiver of Trial by Jury. (a) This Agreement shall be deemed to be made in and in all respects shall be interpreted, construed and governed by and in accordance with the law of the state of Delaware without regard to the conflict of law principles thereof (or any other jurisdiction) to the extent that such principles would direct a matter to another jurisdiction. (b) Each of the Parties agrees that: (i) it shall bring any Proceeding in connection with, arising out of or otherwise relating to this Agreement, any instrument or other document delivered pursuant to this Agreement or the Transactions exclusively in the courts of the State of Delaware in the Court of Chancery of the State of Delaware, or (and only if) such court finds it lacks subject matter jurisdiction, the Superior Court of the State of Delaware (Complex Commercial Division); provided that if subject matter jurisdiction over the matter that is the subject of the Proceeding is vested exclusively in the United States federal courts, such Proceeding shall be heard in the United States District Court for the District of Delaware (the “Chosen Courts”); and (ii) solely in connection with such Proceedings, (A) it irrevocably and unconditionally submits to the exclusive jurisdiction of the Chosen Courts, (B) it waives any objection to the laying of venue in any Proceeding in the Chosen Courts, (C) it waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any Party, (D) mailing of process or other papers in connection with any such Proceeding in the manner provided in Section 9.6 or in such other manner as may be permitted by applicable Law shall be valid and sufficient service thereof and (E) it shall not assert as a defense, any matter or claim waived by the foregoing clauses (A) through (D) of this Section 9.4(b) or that any Governmental Order issued by the Chosen Courts may not be enforced in or by the Chosen Courts. (c) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY BE IN CONNECTION WITH, ARISE OUT OF OR OTHERWISE RELATE TO THIS AGREEMENT, ANY INSTRUMENT OR OTHER DOCUMENT DELIVERED PURSUANT TO THIS AGREEMENT OR OTHER DOCUMENT DELIVERED PURSUANT TO THIS AGREEMENT OR THE TRANSACTIONS, IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY PROCEEDING DIRECTLY OR INDIRECTLY, IN CONNECTION WITH, ARISING OUT OF OR OTHERWISE RELATING TO THIS AGREEMENT, ANY INSTRUMENT OR OTHER DOCUMENT DELIVERED PURSUANT TO THIS AGREEMENT OR THE TRANSACTIONS. EACH PARTY HEREBY ACKNOWLEDGES AND CERTIFIES (i) THAT NO REPRESENTATIVE OF THE OTHER PARTIES HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTIES WOULD NOT, IN THE EVENT OF ANY ACTION OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) IT MAKES THIS WAIVER VOLUNTARILY AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS, ACKNOWLEDGMENTS AND CERTIFICATIONS CONTAINED IN THIS SECTION 9.4.

-81- Section 9.5 Specific Performance. Each of the Parties acknowledges and agrees that the rights of each Party to consummate the Transactions are special, unique and of extraordinary character and that if for any reason any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached, immediate and irreparable harm or damage would be caused for which money damages would not be an adequate remedy. Accordingly, each Party agrees that, in addition to any other available remedies a Party may have in equity or at law, each Party shall be entitled to enforce specifically the terms and provisions of this Agreement and to obtain an injunction restraining any breach or violation or threatened breach or violation of the provisions of this Agreement without necessity of posting a bond or other form of security. In the event that any Proceeding should be brought in equity to enforce the provisions of this Agreement, no Party shall allege, and each Party hereby waives the defense, that there is an adequate remedy at law. Section 9.6 Notices. All notices, requests, instructions, consents, claims, demands, waivers, approvals and other communications to be given or made hereunder by one or more Parties to one or more of the other Parties shall be in writing and shall be deemed to have been duly given or made on the date of receipt by the recipient thereof if received prior to 5:00 p.m. in the place of receipt and such day is a Business Day (or otherwise on the next succeeding Business Day) if (a) served by personal delivery or by a nationally recognized overnight courier service upon the Party or Parties for whom it is intended, (b) delivered by registered or certified mail, return receipt requested or (c) sent by email; provided that the email transmission is promptly confirmed by telephone or in writing by the recipient thereof (excluding out-of-office replies or other automatically generated responses). Such communications shall be sent to the respective Parties at the following street addresses or email addresses or at such other street address or email address for a Party as shall be specified for such purpose in a notice given in accordance with this Section 9.6: If to the Company: Warner Bros. Discovery, Inc. 230 Park Avenue South New York, New York 10003 Attention: *** Email: *** with copies to (which shall not constitute notice): Debevoise & Plimpton LLP 66 Hudson Boulevard New York, New York 10001 Attention: Jonathan E. Levitsky Gordon S. Moodie Katherine D. Taylor Erik J. Andren Email: *** *** ***

-82- *** and Wachtell, Lipton, Rosen & Katz 51 West 52nd Street New York, New York 10019 Attention: Andrew J. Nussbaum Karessa L. Cain Hannah Clark Email: *** *** *** If to Buyer or Merger Sub: Paramount Skydance Corporation 1515 Broadway New York, New York 10036 Attention: Chief Legal Officer and General Counsel Email: *** with a copy to (which shall not constitute notice): Cravath, Swaine & Moore LLP Two Manhattan West 375 Ninth Avenue New York, New York 10001 Attention: Faiza Saeed Daniel Cerqueira Claudia Ricciardi Alexander Greenberg Minh Van Ngo Email: *** *** *** *** *** and

-83- Latham & Watkins LLP 1271 Avenue of the Americas New York, New York 10020 Attention: Ian Nussbaum Max Schleusener Rick Offsay Email: *** *** *** Section 9.7 Entire Agreement. (a) This Agreement (including the exhibits and annexes hereto), the Company Disclosure Letter, the Buyer Disclosure Letter, the Transaction Documents and the Confidentiality Agreement constitute the entire agreement among the Parties with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements, negotiations, understandings, and representations and warranties, whether oral or written, with respect to such matters. (b) Each Party acknowledges and agrees to the provisions set forth in Section 4.21 and Section 5.11 and, without limiting such provisions, additionally acknowledges and agrees that, except for the representations and warranties expressly set forth in this Agreement or any instrument or other document delivered pursuant to this Agreement, (i) no Party has made or is making any other representations, warranties, statements, information or inducements, (ii) no Party has relied on or is relying on any other representations, warranties, statements, information or inducements and (iii) each Party hereby disclaims reliance on any other representations, warranties, statements, information or inducements, oral or written, express or implied, or as to the accuracy or completeness of any statements or other information, made by, or made available by, itself or any of its Representatives, in each case with respect to, or in connection with, the negotiation, execution or delivery of this Agreement, any instrument or other document delivered pursuant to this Agreement or the Transactions, and notwithstanding the distribution, disclosure or other delivery to the other or the other’s Representatives of any documentation or other information with respect to any one or more of the foregoing, and waives any claims or causes of action relating thereto, other than those for Fraud in connection with, arising out of or otherwise related to the express representations and warranties set forth in this Agreement or any instrument or other document delivered pursuant to this Agreement. Section 9.8 Third-Party Beneficiaries. Except (x) that, in accordance with Section 261 of the DGCL, the Company shall have the right, on behalf of the Company’s stockholders and holders of Company Equity Awards (each of which are third-party beneficiaries of this Agreement to the extent required for this provision to be enforceable), to pursue specific performance as set forth in Section 9.5 or, if specific performance is not sought or granted as a remedy, damages in accordance with this Agreement (which shall include the benefit of the bargain lost by the Company’s stockholders and holders of Company Equity Awards) in the event of a breach by Buyer or Merger Sub of this Agreement, it being agreed that in no event shall any such stockholders of the Company or holder of Company Equity Awards be entitled to

-84- enforce any of their rights, or any of Buyer’s or Merger Sub’s obligations, under this Agreement in the event of any such breach, but rather the Company shall have the sole and exclusive right to do so as a representative for such stockholders of the Company or holder of Company Equity Awards (and upon receipt of any payments as a result thereof, the Company shall be entitled to retain the amount of such payments so received) and (y) from and after the Effective Time, the Indemnified Parties with respect to the provisions of Section 6.10, the Parties hereby agree that their respective representations, warranties and covenants set forth in this Agreement are solely for the benefit of the other Parties on the terms and subject to the conditions set forth in this Agreement, and this Agreement is not intended to, and does not, confer upon any Person other than the Parties and their respective successors, legal representatives and permitted assigns any rights or remedies, express or implied, hereunder, including, without limiting the generality of Section 9.7, the right to rely upon the representations and warranties set forth in this Agreement. Any inaccuracies in such representations and warranties are subject to waiver by the Parties in accordance with Section 9.2 without notice or liability to any other Person. In some instances, the representations and warranties in this Agreement may represent an allocation among the Parties of risks associated with particular matters regardless of the knowledge of any of the Parties. Consequently, Persons other than the Parties may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date. Section 9.9 Non-Recourse. Unless expressly agreed to otherwise by the Parties in writing (or, in the case of the other Transaction Documents, by the parties thereto in writing), this Agreement may only be enforced against, and any Proceeding in connection with, arising out of or otherwise resulting from this Agreement, or any instrument or other document delivered pursuant to this Agreement or the Transactions, may only be brought against the Persons expressly named as Parties (or any of their respective successors, legal representatives and permitted assigns) and then only with respect to the specific obligations set forth herein with respect to such Party. No past, present or future director, employee (including any officer), incorporator, manager, member, partner, stockholder, other equity holder or persons in a similar capacity, controlling person, Affiliate or Representative of any Party or of any Affiliate of any Party, or any of their respective successors, Representatives and permitted assigns (unless, for the avoidance of doubt, such Person is a Party), shall have any liability or other obligation for any obligation of any Party under this Agreement or for any Proceeding in connection with, arising out of or otherwise resulting from this Agreement, or any instrument or other document delivered pursuant to this Agreement or the Transactions; provided, however, that nothing in this Section 9.9 shall limit any liability or other obligation (i) of the Parties for breaches of the terms and conditions of this Agreement, (ii) of the parties to any other Transaction Document for breaches of the terms and conditions of such other Transaction Document or (iii) of the Trust and L. Ellison pursuant to the Ellison Guarantee. Section 9.10 Fulfillment of Obligations. Whenever this Agreement requires a Subsidiary of the Company to take any action, such requirement shall be deemed to include an undertaking, prior to the Effective Time, on the part of the Company to cause such Subsidiary to take such action and, from and after the Effective Time, on the part of the Surviving Corporation to cause such Subsidiary to take such action. Whenever this Agreement requires a Subsidiary of Buyer to take any action, such requirement shall be deemed to include an undertaking on the part of Buyer to cause such Subsidiary to take such action. Any obligation of one Party to any other

-85- Party under this Agreement or any of the other Transaction Documents, which obligation is performed, satisfied or properly fulfilled by an Affiliate of such Party, shall be deemed to have been performed, satisfied or fulfilled by such Party. Section 9.11 Expenses. Except as otherwise provided in this Agreement and the other Transaction Documents and whether or not the Transactions are consummated, all costs and expenses (including fees and expenses of counsel and financial advisors) incurred in connection with this Agreement and the Transactions shall be paid by the Party incurring such costs and expenses, except that each of Buyer and the Company shall pay one-half of costs and expenses of filing, printing and mailing of the Proxy Statement (including SEC filing fees). For the avoidance of doubt, Buyer shall bear all costs and expenses in respect of the Netflix Termination Fee. Section 9.12 Severability. The provisions of this Agreement shall be deemed severable, and the illegality, invalidity or unenforceability of any provision shall not affect the legality, validity or enforceability of the other provisions of this Agreement. If any provision of this Agreement, or the application of such provision to any Person or any circumstance, is illegal, invalid or unenforceable, (a) a suitable and equitable provision to be negotiated by the Parties, each acting reasonably and in good faith shall be substituted therefor in order to carry out, so far as may be legal, valid and enforceable, the intent and purpose of such illegal, invalid or unenforceable provision, and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such illegality, invalidity or unenforceability, nor shall such illegality, invalidity or unenforceability affect the legality, validity or enforceability of such provision, or the application of such provision, in any other jurisdiction. Section 9.13 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties (and any of their respective successors, legal representatives and permitted assigns). Except as may be required to satisfy the obligations contemplated by Section 6.10, no Party may assign any of its rights or delegate any of its obligations under this Agreement, in whole or in part, by operation of Law or otherwise, without the prior written consent of the other Parties, except as provided for in Section 9.10, and any attempted or purported assignment or delegation in violation of this Section 9.13 shall be null and void; provided, that, notwithstanding the foregoing, Buyer and Merger Sub may assign any or all of their rights, interests and obligations to wholly owned Subsidiaries of Buyer or Merger Sub without the prior written consent of any other Party; provided, further, that no such assignment shall relieve Buyer or Merger Sub of any of its obligations hereunder. Section 9.14 Interpretation and Construction. (a) The table of contents and headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. (b) The Preamble, and all Recital, Article, Section, Subsection, Schedule, Annex and Exhibit references used in this Agreement are to the recitals, articles, sections, subsections, schedules, annexes and exhibits to this Agreement unless otherwise specified herein.

-86- (c) Except as otherwise expressly provided herein, for purposes of this Agreement: (i) the terms defined in the singular have a comparable meaning when used in the plural and vice versa; (ii) words importing the masculine gender shall include the feminine and neutral genders and vice versa; (iii) whenever the words “includes” or “including” are used, they shall be deemed to be followed by the words “including without limitation”; (iv) the word “or” is not exclusive; (v) the words “hereto,” “hereof,” “hereby,” “herein,” “hereunder” and similar terms in this Agreement shall refer to this Agreement as a whole and not any particular provision of this Agreement; and (vi) the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends and such phrase shall not mean simply “if”. (d) All accounting terms used herein and not expressly defined herein shall have the meanings given to them under GAAP. (e) Except as otherwise expressly provided herein, the term “dollars” and the symbol “$” mean United States Dollars. (f) Except as otherwise expressly provided herein, all references in this Agreement to any statute include the rules and regulations promulgated thereunder, in each case as amended, re-enacted, consolidated or replaced from time to time and in the case of any such amendment, re-enactment, consolidation or replacement, reference herein to a particular provision shall be read as referring to such amended, re-enacted, consolidated or replaced provision and shall also include, unless the context otherwise requires, all applicable guidelines, bulletins or policies made in connection therewith. (g) The Company Disclosure Letter and Buyer Disclosure Letter may include items and information the disclosure of which is not required either in response to an express disclosure requirement contained in a provision of this Agreement or as an exception to one or more representations or warranties contained in Article IV or Article V, as applicable, or to one or more covenants contained in this Agreement. Inclusion of any items or information in the Company Disclosure Letter or Buyer Disclosure Letter, as applicable, shall not be deemed to be an acknowledgement or agreement that any such item or information (or any non-disclosed item or information of comparable or greater significance) is “material” or that, individually or in the aggregate, has had or would have a Company Material Adverse Effect, or Buyer Material Adverse Effect, as applicable, or to affect the interpretation of such term for purposes of this Agreement. (h) The Parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement. (i) The words “made available to Buyer” and words of similar import refer to documents (i) posted to the Datasite virtual data room or provided pursuant to “clean team” arrangements, in each case, by or on behalf of the Company prior to the execution of this Agreement by Buyer (except for those documents set forth in Section 9.14(i) of the Company Disclosure Letter, which may be provided after the execution of this Agreement by Buyer but

-87- prior to the execution of this Agreement by the Company), (ii) included in the Company Reports or (iii) if permitted to be “made available” after the date hereof, delivered to Buyer or its Representatives after the date hereof in accordance with the notice procedures in Section 9.6. Section 9.15 Matters Concerning Financing Related Parties. Notwithstanding anything in this Agreement to the contrary, each of the Buyer Entities (on behalf of itself and its Subsidiaries and each of its controlled Affiliates) and the Company (on behalf of itself and its Subsidiaries and each of its controlled Affiliates) hereby: (a) agrees that any Proceeding, whether in law or in equity, whether in Contract, in tort or otherwise, involving any Financing Related Party in any way arising out of or relating to this Agreement, any Financing Documents, the Financing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder (any such Proceeding, a “Financing Related Proceeding”) shall be subject to the exclusive jurisdiction of, and shall be brought exclusively in, the U.S. District Court for the Southern District of New York or, if that court does not have subject matter jurisdiction, in any state court located in the City and County of New York, and any appellate court thereof, and irrevocably and unconditionally submits, for itself and its property, with respect to any Financing Related Proceeding, to the exclusive jurisdiction of, and to venue in, any such court; (b) agrees not to bring or support, or permit any of its Affiliates to bring or support, any Financing Related Proceeding in any forum other than the U.S. District Court for the Southern District of New York or, if that court does not have subject matter jurisdiction, in any state court located in the City and County of New York, and any appellate court thereof; (c) irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any Financing Related Proceeding, (i) any claim that it is not personally subject to the jurisdiction of any such court for any reason, (ii) that it or its property is exempt or immune from jurisdiction of any such court or from any Proceeding commenced in any such court (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), (iii) that (A) any Financing Related Proceeding in any such court is brought in an inconvenient forum or (B) the venue of any Financing Related Proceeding is improper and (iv) that a final judgment in any such Financing Related Proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law; (d) agrees that notice as provided herein shall constitute sufficient service of process and waives any argument that such service is insufficient; (e) agrees that any Financing Related Proceeding shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws that would result in the application of the law of any other state, except as otherwise expressly provided in the Debt Commitment Letter or the applicable Financing Document; (f) expressly and irrevocably waives to the fullest extent permitted by Law, all right to a jury trial with respect to any Financing Related Proceeding;

-88- (g) agrees that none of the Financing Related Parties will have any obligation or liability (including any special, consequential, punitive or indirect damages), on any theory of liability, to the Company or any of its Affiliates, and neither the Company nor any of its Affiliates shall have any rights or claims against any of the Financing Related Parties, in each case, in any way arising out of or relating to this Agreement, any Financing Document, the Financing or any of the other transactions contemplated hereby or thereby or the performance of any services thereunder, whether in law or in equity, whether in contract, in tort or otherwise; (h) agrees that, notwithstanding anything to the contrary in Section 9.8 or elsewhere in this Agreement, the Financing Related Parties are express third-party beneficiaries of, and may rely upon and enforce, this Section 9.15; and (i) agrees that the provisions in this Section 9.15 and the definitions of “Financing,” “Financing Documents,” “Financing Sources” and “Financing Related Parties” (and any other definition set forth in, or any other provision of, this Agreement to the extent that an amendment, waiver or other modification of such definition or other provision would amend, waive or otherwise modify the substance of this Section 9.15 or the definition of “Financing,” “Financing Documents,” “Financing Sources” or “Financing Related Parties”) shall not be amended, waived or otherwise modified, in each case, in any way adverse to the Financing Related Parties in any material respect without the prior written consent of the Financing Sources; provided that nothing in this Section 9.15 shall limit the rights of the parties to the Financing under the Commitment Letter or any Financing Document.

[Signature Page to Agreement and Plan of Merger] IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement as of the date first written above. Warner Bros. Discovery, Inc. By /s/ Bruce Campbell Name: Bruce Campbell Title: Chief Revenue and Strategy Officer

[Signature Page to Agreement and Plan of Merger] Paramount Skydance Corporation By /s/ David Ellison Name: David Ellison Title: Chief Executive Officer Prince Sub Inc. By /s/ Andrew Brandon-Gordon Name: Andrew Brandon-Gordon Title: Chief Strategy Officer and Chief Operating Officer

Annex A Certain Definitions “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person (for purposes of this definition, the term “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by Contract or otherwise); provided, however, that, with respect to Buyer, solely with respect to Section 6.4(f) and Section 6.14, “Affiliate” shall include Ellison (as defined in Buyer’s Organizational Documents); provided, however, that “Affiliate” shall not include Oracle Corporation, Ellison Institute of Technology or any of the respective controlled Affiliates of Oracle Corporation or Ellison Institute of Technology. “Affiliation Agreements” means Contracts for the distribution of video programming services, including linear networks and direct-to-consumer services, with any Person that distributes video services via any technology (including cable systems, SMATV, open video systems and MMDS, MDS and DBS systems, wireless and broadband, or a video-on- demand or “over the top” service providers, and further including application distribution and the ingestion of content comprising a service), and any correspondence or writings amending the foregoing. “Antitrust Law” means the Sherman Antitrust Act of 1890, the Clayton Act of 1914, the HSR Act and all other antitrust, competition or other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition. “Average Buyer Stock Price” means the per share volume-weighted average trading price of Buyer Class B Common Stock as displayed under the heading “Bloomberg VWAP” on Bloomberg page “PSKY US Equity VWAP” (or its equivalent successor if such page is not available) in respect of the period from the scheduled opening of trading until the scheduled close of trading of the primary trading session or, if such price is not available, the market value per share of Buyer Class B Common Stock as determined using a volume-weighted average method by an investment banking firm of nationally recognized standing (not affiliated with Buyer or the Company) mutually selected by the Parties for such purpose, in each case, without regard to after hours trading or any other trading outside of the regular trading session, for the fifteen (15) consecutive Trading Days ending on (and including) the Trading Day that is three (3) Trading Days prior to the Closing Date. “Burdensome Condition” means a material adverse effect on Buyer and its Subsidiaries (including, for this purpose, the Company and its Subsidiaries), taken as a whole. “Business Day” means any day ending at 11:59 p.m. (New York Time) other than a Saturday or Sunday or a day on which banks in the City of New York, New York or the City of Wilmington, Delaware is required or authorized by Law to close.

“Buyer Entity” means Buyer and its Subsidiaries. “Buyer JV” means each Person that is a Subsidiary of Buyer that is not wholly owned directly or indirectly by Buyer as of the date of this Agreement. “Buyer Material Adverse Effect” means any Effect that would, or would reasonably be expected to, individually or in the aggregate, prevent or materially impair or materially delay, or prevents or materially impairs or materially delays, the consummation by Buyer or Merger Sub of the Merger or the other transactions contemplated by this Agreement. “Buyer Plan” means each “employee benefit plan” (as defined in Section 3(3) of ERISA) and each other bonus, commission, stock option, stock appreciation right, restricted stock, restricted stock unit, performance stock unit, stock purchase or other equity-based, incentive compensation, profit sharing, savings, retirement, disability, vacation, deferred compensation, severance, separation, termination, retention, change of control, stay bonus and other similar material plan, program, agreement or arrangement that is maintained or contributed to by the Buyer or any of its Subsidiaries or with respect to which Buyer or any of its Subsidiaries could reasonably be expected to have any liability, other than any such plan, scheme or arrangement (i) that is sponsored or maintained by, or provided through, a Governmental Entity or Labor Union, (ii) that the Buyer or any of its Subsidiaries is required by Law to maintain or contribute to or (iii) any Multiemployer Plan. “Buyer Public Equity Financing” means (a) one or more equity capital markets financing transactions entered into by Buyer or its Subsidiaries, the proceeds of which are used in whole or in substantial part to finance the Transactions and (b) the Rights Offering. “Code” means the Internal Revenue Code of 1986. “Collective Bargaining Agreement” means a collective bargaining agreement, works council agreement, or other similar Contract with a Labor Union. “Company DC Plan” means the Warner Bros. Discovery, Inc. Non-Employee Directors Deferral Plan and the Company’s Supplemental Retirement Plan. “Company DSU” means any deferred stock unit of the Company. “Company Employee” means a current or former employee of the Company and its Subsidiaries. “Company ESPP” means the Company’s 2011 Employee Stock Purchase Plan (as amended). “Company Equity Awards” means the Company Options, the Company RSUs, the Company PRSUs, the Company DSUs and the Company Notional Units. “Company Information Technology” means all Information Technology owned, leased or licensed by the Company and its Subsidiaries.

“Company JV” means each Person that is a Subsidiary of the Company that is not wholly owned directly or indirectly by the Company as of the date of this Agreement. “Company Material Adverse Effect” means any Effect that, individually or in the aggregate with any other Effect, is, or would reasonably be expected to be, materially adverse to the financial condition, properties, assets, operations, liabilities, business or results of operations of the Company’s Streaming and Studios business taken as a whole; provided, however, that, none of the following, alone or in combination, shall be deemed to constitute a Company Material Adverse Effect, or be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur: (A) Effects generally affecting the economy, credit, capital, securities or financial markets or political, regulatory, economic or business conditions (including tariffs, trade policies and sanctions) in any jurisdiction in which the Company’s Streaming and Studios business has operations or in which products or services of the Company’s Streaming and Studios business are sold; (B) Effects that are the result of factors generally affecting the industries, markets or geographical areas in which the Company’s Streaming and Studios business has operations; (C) changes in the relationship of the Company’s Streaming and Studios business, contractual or otherwise, with customers, employees, unions, suppliers, distributors, financing sources, partners or similar relationship or any resulting Effect that was caused by the entry into, announcement, pendency or performance of the Transactions, or resulting or arising from the identity of or any facts or circumstances relating to, or any actions taken or failed to be taken by, Buyer or its Affiliates; (D) changes or modifications in accounting standards applicable to the Company’s Streaming and Studios business, including GAAP, or in any Law applicable to the Company’s Streaming and Studios business, including the repeal thereof, or in the interpretation or enforcement thereof, after the date of this Agreement; (E) any failure by the Company’s Streaming and Studios business to meet any internal or public projections or forecasts or estimates of revenues or earnings for any period; provided that the exception in this clause (E) shall not prevent or otherwise affect a determination that any Effect underlying such failure has resulted in, or contributed to, or would reasonably be expected to result in, or contribute to, a Company Material Adverse Effect; (F) Effects resulting from acts of war (whether or not declared), civil disobedience, hostilities, sabotage, terrorism, cyberterrorism, ransomware or malware, military actions or the escalation of any of the foregoing, any hurricane, flood, tornado, earthquake or other weather or natural disaster, or any epidemic, pandemic, outbreak of illness or other public health event (including pandemics and epidemics) or any other force majeure event, or any national or international calamity or crisis; (G) any actions taken or failed to be taken by the Company or its

Subsidiaries that are required to be taken by this Agreement or any Transaction Document or any actions taken with Buyer’s written consent or failed to be taken at Buyer’s written request; (H) any Effect or announcement of an Effect affecting the credit rating or other rating of financial strength of the Company, its Subsidiaries or any of their respective securities or the Company’s Streaming and Studios business; provided that the exception in this clause (H) shall not prevent or otherwise affect a determination that any Effect underlying such Effect, announcement of an Effect has resulted in, or contributed to, or would reasonably be expected to result in, or contribute to, a Company Material Adverse Effect; (I) any change, in and of itself, in the market price or trading volume of the securities of the Company (it being understood that the facts or occurrences giving rise to or contributing to such change may be taken into account in determining whether there has been or would reasonably be expected to be a Company Material Adverse Effect, unless otherwise excluded in this definition of “Company Material Adverse Effect”); or (J) any Effect to the extent attributable to or to the extent arising as a result of the Company’s Global Linear Networks business; provided, further that, with respect to clauses (A), (B), (D) and (F), such Effect shall be taken into account in determining whether a “Company Material Adverse Effect” has occurred or is occurring to the extent it materially and disproportionately adversely affects the Company’s Streaming and Studios business (taken as a whole) compared to other businesses operating in the industries and geographies in which the Company’s Streaming and Studios business operate (in which case only the incremental disproportionate impact may be taken into account, and only to the extent otherwise permitted by this definition). For the purposes of this definition, the “Company’s Streaming and Studios business” means the business, operations and activities that constitute the Streaming segment and the Studios segment of the Company as narratively described in the Annual Report on Form 10-K of the Company for the fiscal year ending December 31, 2024 and as updated in the Quarterly Report on Form 10-Q of the Company for the period ending September 30, 2025, as constituted as of the date of this Agreement. “Company Notional Unit” means each notional investment unit with respect to shares of Company Stock subject to a Company DC Plan. “Company Option” means each option to purchase shares of Company Stock granted under any Company Stock Plan. “Company Owned IP” means all Intellectual Property owned or purported to be owned by the Company or any of its Subsidiaries. “Company Plan” means each “employee benefit plan” (as defined in Section 3(3) of ERISA) and each other bonus, commission, stock option, stock appreciation right, restricted stock, restricted stock unit, performance stock unit, stock purchase or other equity-based, incentive compensation, profit sharing, savings, retirement, disability, vacation, deferred compensation, severance, separation, termination, retention, change of control, stay bonus and other similar material plan, program, agreement or arrangement that is maintained or contributed to by the Company or any of its Subsidiaries or with respect to which the Company or any of its Subsidiaries would reasonably be expected to have any liability, other than any such plan, scheme or arrangement (i) that is sponsored or maintained by, or provided through, a Governmental Entity or Labor Union, (ii) that the Company or any of its Subsidiaries is required by Law to maintain or contribute to or (iii) any Multiemployer Plan. “Company PRSU” means any performance restricted stock unit of the Company. “Company Refinancing” has the meaning set forth in Section 6.1(a) of the Company Disclosure Letter. “Company RSU” means each restricted stock unit of the Company (other than any Company PRSU or Company DSU). “Company Stock Plans” means the Amended and Restated Warner Bros. Discovery, Inc. Stock Incentive Plan, the Warner Bros. Discovery, Inc. 2011 Employee Stock Purchase Plan (as amended), the Warner Bros. Discovery, Inc. 2013 Incentive Plan (as amended) and the Warner Bros. Discovery, Inc. 2005 Non-Employee Director Incentive Plan (as amended). “Company Stockholder Approval” means the adoption of this Agreement by the affirmative vote of the holders of a majority of the outstanding shares of Company Stock entitled to vote on such matter at a stockholders’ meeting duly called and held for such purpose. “Confidentiality Agreement” means the confidentiality letter agreement entered into between Buyer and the Company, dated November 10, 2025. “Continued Service” means for a holder of a Company Equity Award, such holder’s continued service with Buyer and its Affiliates (including the Surviving Corporation and its Subsidiaries). “Continuing Employee” means each individual who is a Company Employee immediately prior to the Effective Time (including those on vacation, sick leave, maternity leave, military service, lay-off, disability or other paid time off or leave of absence) and continues to be an employee of Buyer or one of its Subsidiaries (including the Surviving Corporation) immediately following the Effective Time. “Content” means television shows, movies, video games, music and other audiovisual, visual or audio content intended for broadcast, download, streaming or other transmission to an audience. “Content IP” means Copyrights and Trademarks in, or otherwise relating to, Content. “Contract” means any written contract, agreement, lease, license, note, mortgage, indenture, arrangement or other obligation.

“Copyrights” has the meaning set forth in the definition of “Intellectual Property.” “COT Property” means the Intellectual Property set forth in Section A(1) of the Company Disclosure Letter. “COT Property Agreements” means all material Contracts (including development agreements, settlement agreements, license agreements (including Key Out-License Agreements), assignment agreements and Affiliation Agreements) relating to the development or Exploitation of any COT Properties, including all modifications, amendments and supplements thereto, and waivers thereunder. “Covered Employee” means each Senior Executive and each other employee of the Company or its Subsidiaries classified by the Company as a “Career Band 2” or “Career Band 3” employee. “Effect” means any effect, event, development, change, state of facts, condition, circumstance or occurrence. “Effective Time FD Share Count” means the number of outstanding shares of Company Stock as of immediately prior to the Effective Time on a fully diluted, as converted and as exercised basis in accordance with the treasury stock method, shares of Company Stock reserved for, and subject to, issuance pursuant to the Company Stock Plans (including Company RSUs, Company PRSUs (assuming the achievement of performance criteria at target levels), Company Options and Company DSUs) and any other outstanding securities or obligations of the Company convertible into or exercisable for shares of Company Stock. “Environmental Law” means any Law or Governmental Order relating to the protection, investigation or restoration of the environment or natural resources or, as it relates to any exposure to any hazardous or toxic substance in the environment, to the protection of human health and safety. “Equity Award Exchange Ratio” means the quotient (rounded to four decimals) obtained by dividing (x) the Merger Consideration by (y) the Average Buyer Stock Price. “Equity Financing Failure Event” means any of the following: (a) the commitments with respect to all or any portion of the Committed Equity Financing expiring, or being terminated, (b) for any reason, all or any portion of the Committed Equity Financing becoming unavailable, (c) a breach or repudiation or threatened or anticipated breach or repudiation by any Equity Investor of which Buyer becomes aware, (d) it becoming reasonably foreseeable that any of the events set forth in clauses (a) through (c) shall occur, or (e) any party to the Subscription Agreements or any Affiliate or agent of such Person shall allege in writing that any of the events set forth in the foregoing clauses has occurred. “Equity Investors” means the Trust and RedBird Capital Partners. “ERISA” means the Employee Retirement Income Security Act of 1974. “Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Existing Company Bridge Loan Facility” shall mean the bridge loan facility pursuant to that certain Non-Investment Grade Leveraged Bridge Loan Agreement, dated as of June 26, 2025 (as amended, restated, supplemented or otherwise modified or replaced from time to time), by and among, inter alia, the Company, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent. “Export and Sanctions Regulations” means sanctions and export control Laws and regulations where such Person does business or is otherwise subject to jurisdiction, including the U.S. International Traffic in Arms Regulations, the Export Administration Regulations, U.S. sanctions Laws and regulations administered by the Department of the Treasury’s Office of Foreign Assets Control and the anti-boycott regulations administered by the U.S. Department of Commerce and U.S. Department of Treasury. “Exploitation” (or any variant thereof) shall mean, regarding any asset or property (including any Intellectual Property), the exhibition, sale, distribution, publication, transmission, broadcast, telecast, performance, display, license, covenant not to sue or enjoin, right to obtain, enforce or register, covenant not to sue or enjoin last, sublicense, use, reproduction, marketing, creating derivative works of, or other commercial exploitation thereof, by any means, methods, processes, media devices and delivery systems of every kind or character, whether now known or hereafter created. “Exploit” means to cause the Exploitation. “FCPA” means the United States Foreign Corrupt Practices Act of 1977. “Financing” means any debt financing, whether in the form of debt securities, a credit or loan facility or otherwise, or any Buyer Public Equity Financing, obtained or proposed to be obtained by Buyer in connection with the Transactions, including the debt financing contemplated by the Debt Commitment Letter or any other debt or equity financing, the proceeds of which are intended to be used to finance the payment, in whole or in part, of the Merger Consideration or in connection with any of the transactions contemplated by Section 6.16(f) or any of the other amounts payable by Buyer under this Agreement or in connection with the Transactions. “Financing Documents” means the Debt Commitment Letter, any other commitment letter, engagement letter, underwriting agreement, purchase agreement, placement agreement, credit agreement or indenture or any other agreement or document, in each case entered into by any Financing Source, on the one hand, and Buyer, on the other, in connection with any Committed Debt Financing. “Financing Related Parties” means the Financing Sources, their respective Affiliates and the respective partners, managers, members, trustees, officers, directors, employees, controlling persons, agents and other Representatives of any of the foregoing, and their respective successors and permitted assigns.  “Financing Sources” means the Persons (other than Buyer) party from time to time to the Debt Commitment Letter or any other Financing Document, including any such Persons becoming party thereto pursuant to any joinder documentation, and each other Person that has committed or agreed to provide, arrange, syndicate, underwrite, purchase or place any

Committed Debt Financing (or any permanent financing contemplated thereby), or has otherwise entered into any agreement with Buyer in connection with, or that is otherwise acting as an arranger, bookrunner, underwriter, initial purchaser, placement agent, administrative agent, trustee or a similar representative in respect of, all or any part of the Committed Debt Financing (or any permanent financing contemplated thereby), and their respective successors and permitted assigns. “Foreign Regulators” means foreign and transnational Governmental Entities with jurisdiction over Foreign Regulatory Laws. “Foreign Regulatory Laws” means foreign and transnational Laws regarding (a) the provision of broadcasting, streaming or audio-visual media services, (b) the restriction or regulation of investment on national security, national interest or public order grounds, or (c) Laws concerning the review, notification or regulation of foreign subsidies or other forms of state support provided by non-domestic governments, including any Laws governing the assessment of distortive foreign subsidies in connection with mergers, acquisitions, joint ventures or public procurement. “Fraud” means actual and intentional common law fraud under Delaware law with respect to a representation and warranty set forth in Article IV or Article V by the Party making such representation or warranty. For the avoidance of doubt, “Fraud” shall not include any claim for equitable fraud, promissory fraud, unfair dealings fraud or any torts (including a claim for fraud) based on negligence or recklessness. “GAAP” means United States generally accepted accounting principles. “Government Official” means any official, officer, employee, or representative of, or any Person acting in an official capacity for or on behalf of, any Governmental Entity, and includes any official or employee of any entity directly or indirectly owned or controlled by any Governmental Entity, and any officer or employee of a public international organization, as well as any Person acting in an official capacity for or on behalf of any such Governmental Entity, or for or on behalf of any such public international organization. “Governmental Entity” means any United States, non-United States, supranational or transnational governmental (including public international organizations), quasi- governmental, regulatory or self-regulatory authority, agency, commission, body, department or instrumentality or any court, tribunal or arbitrator or other entity or subdivision thereof or other legislative, executive or judicial entity or subdivision thereof, in each case, of competent jurisdiction. “Governmental Order” means any order, writ, judgment, temporary, preliminary or permanent injunction, decree, ruling, stipulation, determination, or award entered by or with any Governmental Entity. “Guilds” means guilds, unions or other labor organizations, domestic or foreign, that relate to or support the development, production, release, exhibit, performance, broadcast or other form of use or exploitation of audio or audiovisual content or works of any kind (e.g., the Screen Actors Guild, the Writers Guild of America, the Directors Guild of America, the

International Alliance of Theatrical Stage Employees, International Brotherhood of Teamsters and American Federation of Musicians or other union if the bargaining unit is employed in connection with the development, production, release, exhibit or performance, broadcast or other form of use or exploitation of audio or audiovisual content or work of any kind). “Hazardous Substance” means any substance regulated under Environmental Law as being harmful or hazardous to human health or the environment including those listed, classified or regulated as “hazardous,” “toxic,” a “pollutant,” a “contaminant,” or words of similar meaning and regulatory effect pursuant to any Environmental Law and also including any petroleum product or by-product, asbestos-containing material, lead-containing paint, mold, polychlorinated biphenyls or radioactive materials. “HSR Act” means the Hart-Scott-Rodino Antitrust Improvement Act of 1976. “Indebtedness” means, with respect to any referenced Person, (a) all indebtedness of such Person for borrowed money evidenced by credit agreements, loan agreements or notes, bonds, debentures, other debt securities or similar debt instruments, other than letters of credit and performance bonds and (b) all indebtedness of the type referred to in clause (a) of another Person that is guaranteed by, or secured by a Lien on any property or assets of, such referenced Person. For the avoidance of doubt, all leases shall be excluded from clause (a). “Information Technology” means all software, computer systems (including computers, screens, servers, middleware, workstations, routers, hubs, switches, networks, data communications lines and hardware), network and telecommunications systems hardware and other information technology equipment. “Intellectual Property” means, collectively, all United States and non-United States intellectual property rights, including all such rights in (a) patents and patent applications, including divisions, continuations, continuations-in-part, extensions, reissues, reexaminations, and any other governmental grant for the protection of inventions or industrial designs (“Patents”); (b) trademarks, service marks, brand names, certification marks, collective marks, d/b/a’s, logos, designs, symbols, trade dress, trade names, Internet domain names, social media handles, and other indicia of source or origin, including all applications and registrations for the foregoing, and all goodwill associated therewith and symbolized thereby (“Trademarks”); (c) published and unpublished works of authorship in any media (including software, source code, object code, information, data, databases and other compilations of information), copyrights therein and thereto, and registrations and applications therefor, including all renewals, extensions, restorations and reversions thereof, and including all derivative, compilation and ancillary rights of every kind, whether now known or hereafter recognized, related to copyrights (“Copyrights”); (d) trade secrets and all other confidential and proprietary information, including, rights in know-how, processes, schematics, business methods, formulae, technical data, specifications, operating and maintenance manuals, drawings, prototypes, models, designs, customer lists and supplier lists (“Trade Secrets”); and (e) moral rights, rights of publicity and rights of privacy. “Intervening Event” means a material event or circumstance that (1) was not known to the Company Board on the date of this Agreement (or if known, the consequences of which were not known or reasonably foreseeable to the Company Board), which event or circumstance, or any consequence thereof, becomes known to the Company Board prior to the Company Stockholder Approval, (2) does not relate to any inquiry, offer or proposal that constitutes or would reasonably be expected to lead to an Acquisition Proposal, or the consequences thereof, and (3) does not relate to the fact, in and of itself, that the Company meets or exceeds any internal or published or third party projections, forecasts, estimates or predictions in respect of revenues, earnings or other financial metrics or any budgets, plans, projections or forecasts of its revenues, earnings or other financial performance or results of operations for any period, or any changes after the date of this Agreement in the price or trading volume of the Buyer Common Stock or the Company Stock (it being understood that the event or circumstance underlying any of the foregoing in this clause (3) may be taken into consideration, unless otherwise excluded by the exceptions to this definition). “IRS” means the United States Internal Revenue Service. “Key Property” means (i) the Intellectual Property set forth in Section A(4) of the Company Disclosure Letter and (ii) any Content IP of Content that has not been published or distributed commercially as of the date of this Agreement. “Key Out-License Agreements” means the material Contracts pursuant to which any COT Property is licensed by any the Company or any of its Subsidiaries or any of their predecessors to a third party, copies of which have been provided to the Buyer in the virtual data room for review. “Key Out-License Summary” means the information set forth in Section A(3) of the Company Disclosure Letter. “Knowledge” when used in this Agreement (i) with respect to the Company, means the actual knowledge of the Persons listed in Section A(1) of the Company Disclosure Letter and (ii) with respect to Buyer, means the actual knowledge of the Persons listed in Section A(2) of the Buyer Disclosure Letter. “Labor Union” means any labor union, works council or similar employee or labor organization, including any Guild. “Laws” means any federal, state, local, foreign, international or transnational law, statute, ordinance, common law, rule, regulation, standard, judgment, determination, order, writ, injunction, decree, arbitration award, treaty, agency requirement, authorization, license or permit of any Governmental Entity. “Licenses” permits, licenses, certifications, approvals, registrations, consents, authorizations, franchises, variances, exemptions and orders issued or granted by a Governmental Entity. “Lien” means a lien, charge, pledge, security interest, claim or other encumbrance.

“Multiemployer Plan” means any “multiemployer plan” within the meaning of Section 3(37) of ERISA. “NASDAQ” means the NASDAQ Stock Market. “Ordinary Course” means, with respect to an action taken by any Person, that such action is consistent with the ordinary course of business and past practices of such Person. “Organizational Documents” means (i) with respect to any Person that is a corporation, its articles or certificate of incorporation, memorandum and articles of association, as applicable, and bylaws, or comparable documents, (ii) with respect to any Person that is a partnership, its certificate of partnership and partnership agreement, or comparable documents, (iii) with respect to any Person that is a limited liability company, its certificate of formation and limited liability company or operating agreement, or comparable documents, (iv) with respect to any Person that is a trust or other entity, its declaration or agreement of trust or other constituent document or comparable documents and (v) with respect to any other Person that is not an individual, its comparable organizational documents. “Patents” has the meaning set forth in the definition of “Intellectual Property.” “PBGC” means the Pension Benefit Guaranty Corporation. “Per Share Merger Consideration” means $31.00, plus, if applicable, the Ticking Consideration. “Permitted Company Financing Activities” has the meaning set forth in Section 6.1(a) of the Company Disclosure Letter. “Person” means any individual, corporation (including not-for-profit), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, Governmental Entity or other entity of any kind or nature. “Personal Data” means, with respect to a Party, any data or information in any media that can reasonably be used to identify a particular individual or device, including any data or other information that constitutes “personal information,” “personal identifying information” or analogous term under any applicable Law. “Proceeding” means any action, cause of action, claim, charge, demand, litigation, suit, investigation, grievance, citation, summons, subpoena, inquiry, audit, hearing, originating application to a tribunal, arbitration or other similar proceeding of any nature, civil, criminal, regulatory, administrative or otherwise, whether in equity or at law, in contract, in tort or otherwise. “Proxy Statement” means the proxy statement relating to the matters to be submitted to the holders of Company Stock at the Company Stockholder Meeting to be filed by the Company with the SEC.

“Registered” means issued by, registered with, or the subject of a pending application for issuance or registration before, any Governmental Entity. “Registered Company IP” means Company Owned IP that is Registered. “Representative” means, with respect to any Person, any director, officer, principal, partner, manager, member (if such Person is a member-managed limited liability company or similar entity), employee, consultant, investment banker, financial advisor, legal counsel, attorneys-in-fact, accountant or other advisor, agent or other representative of such Person, in each case acting in their capacity as such. “Rights Offering” means a registered public offering to certain non-affiliated stockholders of the Company of rights to subscribe for Buyer Class B Common Stock effected in connection with the PIPE Transaction, containing such terms and conditions as are finally approved and authorized by the Buyer Board in consultation with the Buyer Board Independent Committee. “Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002. “SEC” means the U.S. Securities and Exchange Commission. “Securities Act” means the Securities Act of 1933, as amended. “Senior Executive” means with respect to the Company and its Subsidiaries, any of the Company’s executive officers (as such term is defined in the Exchange Act). “Subsidiary” means, with respect to any Person, any other Person (i) of which at least a majority of the securities or ownership interests having by their terms ordinary voting power to elect a majority of the board of directors or other persons performing similar functions is directly or indirectly owned or controlled by such Person or by one or more of its Subsidiaries or (ii) of which such Person, directly or indirectly, possesses the power to direct or cause the direction of the management and policies by Contract. “Takeover Statute” means a “fair price,” “moratorium,” “control share acquisition” or other similar anti-takeover statute or regulation. “Tax” or “Taxes” means any income, gross income, gross receipts, profits, capital stock, franchise, withholding, payroll, social security, workers compensation, unemployment, disability, property, ad valorem, value added, stamp, excise, severance, occupation, service, digital services, environmental, sales, consumption, turnover, goods and services, use, license, lease, transfer, import, export, customs duty, escheat, alternative minimum, estimated or other tax (including any fee, assessment, or other charge in the nature of or in lieu of any tax), imposed by any Governmental Entity or political subdivision thereof, and any interest, penalty, additions to tax or additional amounts in respect of the foregoing. “Tax Law” means the Law of any Governmental Entity or political subdivision thereof relating to any Tax.

“Tax Return” means any report of Taxes due, any claim for refund of Taxes paid, any information return with respect to Taxes, any documentation with respect to transfer pricing or any other similar report, statement, declaration, or document filed or required to be filed under the Code or other Tax Law with respect to Taxes, including any attachments, exhibits, or other materials submitted with any of the foregoing, and including any amendments or supplements to any of the foregoing. “Ticking Consideration” means, if the Closing Date occurs after September 30, 2026, an amount in cash equal to $0.00277778 multiplied by the number of calendar days elapsed after September 30, 2026 to and including the Closing Date (which, for the avoidance of doubt, shall not exceed $0.25 per 90 calendar day period). “Trademarks” has the meaning set forth in the definition of “Intellectual Property.” “Trade Secrets” has the meaning set forth in the definition of “Intellectual Property.” “Trading Day” means a day on which shares of Buyer Class B Common Stock are traded on NASDAQ. “Transaction Documents” means this Agreement, the Ellison Guarantee, the Subscription Agreements and the Commitment Letter, including all annexes, Exhibits, Schedules, attachments and appendices thereto. “Transactions” means the transactions contemplated by this Agreement and the other Transaction Documents. “Willful Breach” means an intentional and willful material breach, or an intentional and willful material failure to perform, in each case that is the consequence of an act or omission by a Party with the knowledge that the taking of such act or failure to take such act would cause a breach of this Agreement, provided that, for the avoidance of doubt, if (x) each of the conditions set forth in Section 7.1 and Section 7.3 shall have been satisfied or waived in writing by Buyer (not including conditions which are to be satisfied by actions taken at the Closing, provided that such conditions would be capable of being satisfied if the Closing were to occur) and (y) Buyer fails to consummate the Closing on the date required pursuant to Section 1.2, such failure to consummate the Closing shall constitute a Willful Breach of this Agreement by Buyer.

EXHIBIT A Form of Certificate of Incorporation of the Surviving Corporation [See attached.]

FOURTH RESTATED CERTIFICATE OF INCORPORATION OF WARNER BROS. DISCOVERY, INC. FIRST The name of the corporation (the “Corporation”) is Warner Bros. Discovery, Inc. SECOND The Corporation’s registered office in the State of Delaware is located at 251 Little Falls Drive, City of Wilmington 19808, County of New Castle. The name and address of the Corporation’s registered agent for service of process in Delaware is: Corporation Service Company 251 Little Falls Drive Wilmington, Delaware 19808 THIRD The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended (“DGCL”) or any successor statute. FOURTH The total number of shares of all classes of stock that the Corporation shall have authority to issue is One Thousand (1,000) shares, all of which are Common Stock with a par value of $0.01. FIFTH In furtherance and not in limitation of the powers conferred by statute, it is provided that: 1. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. 2. The Board of Directors is expressly authorized to adopt, alter, amend or repeal the bylaws of the Corporation. SIXTH Election of directors need not be by written ballot unless the bylaws of the Corporation shall so provide.

SEVENTH No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director; provided that nothing contained in this Article Seventh shall eliminate or limit the liability of a director (a) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (c) under Section 174 of the DGCL or (d) for any transaction from which the director derived an improper personal benefit. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. Neither the amendment nor repeal of this Article Seventh, nor the adoption of any provision of this Fourth Restated Certificate of Incorporation, nor, to the fullest extent permitted by the DGCL, any modification of law shall eliminate, reduce or otherwise adversely affect any right or protection of a current or former director of the Corporation existing at the time of, or prior to, such amendment, repeal, adoption or modification. EIGHTH Subject to such limitations as may be from time to time imposed by other provisions of this Fourth Restated Certificate of Incorporation, by the bylaws of the Corporation, by the DGCL or other applicable law, or by any contract or agreement to which the Corporation is or may become a party, the Corporation reserves the right to amend or repeal any provision contained in this Fourth Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this express reservation. NINTH Unless the Corporation consents in writing to the selection of an alternative forum (an “Alternative Forum Consent”), the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a duty (including any fiduciary duty) owed by any current or former director, officer, stockholder, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation or any current or former director, officer, stockholder, employee or agent of the Corporation arising out of or relating to any provision of the DGCL or this Fourth Restated Certificate of Incorporation or the bylaws of the Corporation, or (iv) any action asserting a claim against the Corporation or any current or former director, officer, stockholder, employee or agent of the Corporation governed by the internal affairs doctrine of the State of Delaware; provided, however, that, in the event that the Court of Chancery of the State of Delaware lacks subject matter jurisdiction over any such action or proceeding, the sole and exclusive forum for such action or proceeding shall be another state or federal court located within the State of Delaware, in each such case, unless the Court of Chancery (or such other state or federal court located within the State of Delaware, as applicable) has dismissed a prior action by the same plaintiff asserting the same claims because such court lacked personal jurisdiction over an indispensable party named as a defendant therein. Unless the Corporation gives an Alternative Forum Consent, the federal district courts of the United States of America shall, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, or the rules and regulations thereunder. Failure to enforce the foregoing provisions would cause the Corporation irreparable harm and the Corporation shall be entitled to equitable relief, including injunctive relief and specific performance, to enforce the foregoing provisions. Any person or entity purchasing, otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article Ninth. The existence of any prior Alternative Forum Consent shall not act as a waiver of the Corporation’s ongoing consent right as set forth above in this Article Ninth with respect to any current or future actions or claims.

Exhibit 10.1 ELLISON GUARANTEE This GUARANTEE, dated as of February 27, 2026 (this “Ellison Guarantee”), sets forth the terms and conditions of the guarantee of each of The Lawrence J. Ellison Revocable Trust, u/a/d 1/22/88, as amended (the “Trust”) and Mr. Lawrence J. Ellison (“L. Ellison”) in favor of Warner Bros. Discovery, Inc., a Delaware corporation (the “Guaranteed Party”). Each of the Trust and L. Ellison is referred to herein, individually, as a “Guarantor” and, collectively, as the “Guarantors.” Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Merger Agreement (as defined below). 1. IRREVOCABLE GUARANTEE. 1.1. To induce the Guaranteed Party to enter into the Agreement and Plan of Merger among the Guaranteed Party, Paramount Skydance Corporation, a Delaware corporation (“Paramount”), and Prince Sub Inc., a Delaware corporation (“Merger Sub”), pursuant to which Paramount will, directly or indirectly, acquire the Guaranteed Party (as it may be amended from time to time, the “Merger Agreement”), the Guarantors (jointly and severally), intending to be legally bound, as primary obligor and not merely as a surety, hereby absolutely, irrevocably and unconditionally guarantee to the Guaranteed Party the due and punctual payment, performance and discharge by Paramount and Merger Sub, if and when due pursuant to or in connection with the Merger Agreement of: 1.1.1. the Netflix Termination Fee, solely to the extent the full amount has not been paid to Netflix; 1.1.2. the Amended Notes Payment Amount; 1.1.3. $45,720,000,000 of the Merger Consideration, plus the Contingent Equity Amount (to the extent applicable), which may be funded through the subscription of the Subscribed Shares (as defined in the Subscription Agreement) pursuant to that certain Subscription Agreement, dated as of the date hereof, by and among Paramount, the Trust, and L. Ellison (the “Subscription Agreement”) (it being understood that the failure of the Closing to occur as a result of any breach by Paramount or Merger Sub of the Merger Agreement, or the failure of the subscriptions contemplated by the Subscription Agreement to occur for any reason, shall not limit, impair or adversely affect these obligations or the ability of the Guaranteed Party to seek to enforce these obligations against the Guarantors hereunder); and 1.1.4. (i) any and all damages, losses, costs and expenses (x) payable by Paramount, Merger Sub or the Guarantors due to a failure to comply with, breach of, or non-performance of, obligations under the Merger Agreement or the Subscription Agreement, as applicable, or (y) arising out of fraud of Paramount, Merger Sub or the Guarantors with respect to the Merger Agreement or the Subscription Agreement, as applicable, (ii) the Regulatory Termination Fee, and (iii) any other costs and expenses that become payable under Section 8.3(e) or Section 6.16 of the Merger Agreement (such obligations, together with the obligations specified in Section 1.1.1, Section 1.1.2 and Section 1.1.3, the “Guaranteed Obligations”).

2 1.2. It is understood and agreed that notwithstanding anything to the contrary herein or in any Subscription Agreement, any failure of Paramount to issue the Subscribed Shares, any failure to be satisfied of any conditions precedent to the consummation of any of the Subscriptions (as defined in the Subscription Agreements), and any failure of any party to either of the Subscription Agreements to comply with the terms thereof, shall not limit, impair or adversely affect the Guaranteed Obligations or the right of the Guaranteed Party to enforce the Guaranteed Obligations against the Guarantors hereunder. All amounts due and payable hereunder shall be made in lawful money of the United States, in immediately available funds, free and clear of any deduction, set-off, defense, claim or counterclaim of any kind. 1.3. If Paramount or Merger Sub fails to pay, perform or discharge, or cause to be paid, performed or discharged, all or any portion of the Guaranteed Obligations when due under and in accordance with the Merger Agreement, the Guarantors shall, on the Guaranteed Party’s demand, immediately pay to the Guaranteed Party such Guaranteed Obligations, and the Guaranteed Party may at any time and from time to time, at the Guaranteed Party’s option, take any and all actions available hereunder to collect the unsatisfied Guaranteed Obligations from the Guarantors. Each Guarantor acknowledges and agrees that this Ellison Guarantee is being delivered as a condition and inducement to the Guaranteed Party’s willingness to enter into the Merger Agreement, and that the Guaranteed Party is entering into the Merger Agreement in reliance upon the execution of this Ellison Guarantee. 1.4. The Guaranteed Party hereby agrees that the Guarantors shall not have any obligation or liability to the Guaranteed Party under this Ellison Guarantee, the Subscription Agreement or the Merger Agreement other than as and to the extent set forth in this Ellison Guarantee, the Subscription Agreement or the Merger Agreement; provided, that the foregoing is not intended to diminish or otherwise limit in any way the Guaranteed Party’s rights under this Ellison Guarantee, the Merger Agreement or the Subscription Agreement. 1.5. In furtherance of the foregoing, the Guarantors acknowledge that the Guaranteed Party may, in its sole discretion, bring and prosecute a separate action or actions against each Guarantor for all or a portion of the unsatisfied Guaranteed Obligations, regardless of whether any such action is brought against Paramount, Merger Sub, the other Guarantor or any other Person, or whether Paramount, Merger Sub, the other Guarantor or any other Person is joined in any such action or actions (provided the Guaranteed Party may not actually recover more than once in respect of the same Guaranteed Obligation to the extent such Guaranteed Obligation is satisfied). The Guaranteed Party shall not be required to proceed against Paramount, Merger Sub or any other Person first before proceeding against any Guarantor, and any failure by the Guaranteed Party to pursue such rights and remedies it may have against Paramount or Merger Sub or to collect any payments from Paramount or Merger Sub shall not relieve the Guarantors of any liability hereunder. 2. NATURE OF THE GUARANTEE. 2.1. Each of the Guarantor’s liability hereunder is absolute, unconditional, irrevocable and continuing (except in the case where this Ellison Guarantee is terminated in accordance with Section 8 hereof) irrespective of any modification, amendment or waiver of, or any consent to or departure from, the Merger Agreement that may be agreed to by the parties thereto. Without

3 limiting the foregoing, the Guaranteed Party shall not be obligated to file any claim relating to the Guaranteed Obligations in the event that Paramount or Merger Sub becomes subject to a bankruptcy, reorganization or similar proceeding, and the failure of the Guaranteed Party to so file shall not affect the Guarantors’ obligations hereunder. In the event that any payment hereunder is rescinded or must otherwise be, and is, returned to a Guarantor for any reason whatsoever (other than circumstances where a Guarantor is not liable to make such payment), this Ellison Guarantee shall continue to be effective or be reinstated, as the case may be, and the Guarantors shall remain liable hereunder for the Guaranteed Obligations as if such payment had not been made. This Ellison Guarantee is an absolute, unconditional and irrevocable guarantee of payment and not of collection. Notwithstanding any other provision of this Ellison Guarantee to the contrary, the Guaranteed Party hereby agrees that each Guarantor may assert as a defense to any payment or performance by such Guarantor under this Ellison Guarantee, any claim, set-off, deduction, defense or release that Paramount, Merger Sub or the Guarantors could assert against the Guaranteed Party under the terms of the Merger Agreement or the Subscription Agreement, as applicable (other than (i) any defense, claims, set-off, deduction or release based on lack of authority of Paramount or Merger Sub or any other defense that would not exist if the representations and warranties of Paramount and Merger Sub under the Merger Agreement and of the parties to the Subscription Agreement were true and correct and the covenants of Paramount and Merger Sub under the Merger Agreement and of the parties to and under the Subscription Agreement were complied with, or (ii) any defense based on any insolvency, bankruptcy, reorganization, moratorium or other similar case or proceeding involving Paramount, Merger Sub or either Guarantor or principles of fraudulent conveyance (clauses (i) and (ii), collectively, the “Defense Exceptions”)). 3. CHANGES IN OBLIGATIONS, CERTAIN WAIVERS. 3.1. Each of the Guarantors agrees that the Guaranteed Party may, in its sole discretion, at any time and from time to time, without notice to or further consent of either Guarantor, extend the time of payment of any of the Guaranteed Obligations, and may also enter into any agreement with Paramount, Merger Sub or any other Person interested in the transactions contemplated by the Merger Agreement for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms of the Merger Agreement or of any other agreement between the Guaranteed Party and Paramount, Merger Sub or any other Person, without in any way impairing or affecting the Guarantors’ respective obligations under this Ellison Guarantee or affecting the validity or enforceability of this Ellison Guarantee. The liability of each Guarantor under this Ellison Guarantee shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor agrees that the obligations of such Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (except in the case where this Ellison Guarantee is terminated in accordance with Section 8 hereof): (a) any amendment, waiver or modification of the Merger Agreement or the Subscription Agreement made in accordance with the terms thereof, or the failure or delay on the part of the Guaranteed Party to assert any claim or demand or to enforce any right or remedy against Paramount, Merger Sub or any other Person interested in the transactions contemplated by the Merger Agreement or in respect of the Guaranteed Obligations (with or without notice to such Guarantor); (b) any change in the time, place or manner of payment of any of the Guaranteed Obligations, or any extension, waiver, compromise, consolidation or other amendment or modification of any of the terms or

4 provisions of the Merger Agreement (including with respect to the Guaranteed Obligations) or the Subscription Agreement made in accordance with the terms thereof or any other agreement evidencing, securing or otherwise executed in connection with any Guaranteed Obligation; (c) any lack of validity, legality or enforceability of the Merger Agreement or the Subscription Agreement, including (x) resulting from a breach of any representation, warranty or covenant in the Merger Agreement by Paramount or Merger Sub or in the Subscription Agreement by any party thereto or (y) pursuant to or in connection with or arising from, in or under, any insolvency, bankruptcy, winding up, moratorium, receivership, dissolution, assignment, reorganization or other similar proceeding commenced against Paramount or Merger Sub; (d) any change in the legal existence, structure or ownership of Paramount, Merger Sub, any Guarantor or any other Person now or hereafter liable with respect to the Guaranteed Obligations or otherwise interested in the transactions contemplated by the Merger Agreement or the Subscription Agreement; (e) any insolvency, bankruptcy, reorganization or other similar proceeding affecting Paramount, Merger Sub or any other Person now or hereafter liable with respect to the Guaranteed Obligations or otherwise interested in the transactions contemplated by the Merger Agreement or the Subscription Agreement; (f) the existence of any claim, set-off or other right that the Guarantors may have at any time against Paramount, Merger Sub, the Guaranteed Party or any other Person, whether in connection with the Guaranteed Obligations or otherwise (other than as expressly provided by the last sentence of Section 2.1); (g) any default by Paramount or Merger Sub under the Merger Agreement, any default under the Subscription Agreement by any party thereto, or any default by the other Guarantor hereunder; (h) any change in law; (i) the addition, substitution, discharge or release of any Person in respect of the transactions contemplated by the Merger Agreement or the Subscription Agreement; or (j) the adequacy of any means the Guaranteed Party may have of obtaining payment related to the Guaranteed Obligations; provided, however, subject to Section 2 hereof, each Guarantor shall be fully released and discharged hereunder if the applicable Guaranteed Obligations are paid in full to the Guaranteed Party in accordance with the Merger Agreement or this Ellison Guarantee. 3.2. To the fullest extent permitted by applicable law, each Guarantor hereby expressly waives any and all rights or defenses arising by reason of any applicable law which would otherwise require any election of remedies by the Guaranteed Party. Each Guarantor waives promptness, diligence, notice of the acceptance of this Ellison Guarantee and of the Guaranteed Obligations, presentment, demand for payment, notice of non-performance, default, dishonor and protest, notice of any Guaranteed Obligations incurred and all other notices of any kind (other than notices to Paramount or Merger Sub pursuant to the Merger Agreement and notices to the Guarantors pursuant to express provisions of this Ellison Guarantee), all defenses which may be available by virtue of any valuation, stay, moratorium or other similar applicable law now or hereafter in effect, any right to require the marshalling of assets of Paramount, Merger Sub, the other Guarantor or any other person now or hereafter liable with respect to the Guaranteed Obligations or otherwise interested in the transactions contemplated by the Merger Agreement and all suretyship defenses generally (other than (i) defenses to the payment of Guaranteed Obligations that are available to Paramount or Merger Sub under the Merger Agreement (other than the Defense Exceptions) or (ii) actual fraud or Willful Breach, in each case of this Ellison Guarantee by the Guaranteed Party). Each Guarantor acknowledges that it will receive substantial direct and indirect benefits from the transactions contemplated by the Merger Agreement and that the waivers set forth in this Ellison Guarantee are knowingly made in contemplation of such benefits. For the

5 purposes of this Section 3.2, “Willful Breach” means an intentional and willful material breach, or an intentional and willful material failure to perform, in each case that is the consequence of an act or omission by a party hereto with the knowledge that taking of such act or failure to take such act would cause a breach of this Ellison Guarantee. 3.3. Each Guarantor hereby absolutely, unconditionally and irrevocably waives, and agrees not to exercise, any rights that it may now have or hereafter acquire against Paramount, Merger Sub or any other Person interested in the transactions contemplated by the Merger Agreement that arise from the existence, payment, performance, or enforcement of such Guarantor’s obligations under or in respect of this Ellison Guarantee or any other agreement in connection therewith (subject to the limitations expressly set forth herein), including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Guaranteed Party against Paramount, Merger Sub or such other Person, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from Paramount, Merger Sub or such other Person, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, and such Guarantor shall not exercise any such rights unless and until the Guaranteed Obligations due and payable hereunder shall have been indefeasibly paid in full in immediately available funds, free and clear of any deduction, set-off, defense, claim or counterclaim of any kind. If any amount shall be paid to the Guarantors in violation of the immediately preceding sentence at any time prior to the payment in full in immediately available funds of all amounts payable by the Guarantors under this Ellison Guarantee, such amount shall be received and held in trust for the benefit of the Guaranteed Party, shall be segregated from other property and funds of the applicable Guarantor and shall forthwith be promptly paid or delivered to the Guaranteed Party in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Guaranteed Obligations, whether matured or unmatured, or to be held as collateral for the Guaranteed Obligations. 4. NO WAIVER; CUMULATIVE RIGHTS. 4.1. No failure on the part of the Guaranteed Party to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Guaranteed Party of any right, remedy or power hereunder preclude any other or future exercise of any right, remedy or power hereunder. Each and every right, remedy and power hereby granted to the Guaranteed Party or allowed it by applicable law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Guaranteed Party at any time or from time to time. Nothing in this Ellison Guarantee shall limit in any way the right of the Guaranteed Party to seek (and, if applicable, obtain) any equitable relief under and in accordance with the terms of the Merger Agreement. 5. REPRESENTATIONS AND WARRANTIES; COVENANT. 5.1. The Trust hereby represents and warrants to the Guaranteed Party that: 5.1.1. the Trust was created by L. Ellison, as the sole Trustor, on January 22, 1988, for his sole and exclusive benefit during his lifetime;

6 5.1.2. the Trust was validly created and is in full force and effect and validly exists in good standing (with respect to jurisdictions that recognize the concept of good standing) under the laws of its jurisdiction of organization; 5.1.3. the only Trustees of the Trust are L. Ellison and Paul T. Marinelli (together, the “Trustees”, or, individually, a “Trustee”) and, other than the Trustees, there is no other person that has the ability to revoke, amend, appoint assets of or make distributions from the Trust; 5.1.4. the Trust has all necessary organizational or trust power and authority to execute and deliver this Ellison Guarantee and to perform its obligations hereunder; 5.1.5. the Trust has, and will continue to have for so long as this Ellison Guarantee is in effect, the financial capacity to timely and fully pay and perform its obligations under this Ellison Guarantee, taking into account its obligations hereunder and all of its other obligations, and all funds necessary for the Trust to fulfill its obligations under this Ellison Guarantee (including the Guaranteed Obligations) shall be available to the Trust for so long as this Ellison Guarantee shall remain in effect in accordance with Section 8 hereof; 5.1.6. the execution, delivery and performance by the Trust of this Ellison Guarantee have been duly and validly authorized and approved by all necessary action and do not and will not contravene any provision of the Trust’s trust agreement or similar organizational documents or any applicable law or any material contractual restriction binding on the Trust or its assets; 5.1.7. all consents, approvals, authorizations, permits of, filings with and notifications to, any Governmental Entity or other Person necessary for the due execution, and delivery of this Ellison Guarantee by the Trust and performance by the Trust of its obligations hereunder have been obtained or made and all conditions thereto have been duly complied with, and no other action by, and no notice to or filing with, any Governmental Entity or other Person is required in connection with the execution and delivery of this Ellison Guarantee and performance by the Trust of its obligations hereunder; 5.1.8. this Ellison Guarantee has been duly and validly executed and delivered by the Trust and, assuming due execution and delivery by the Guaranteed Party, constitutes a legal, valid and binding obligation of the Trust enforceable against the Trust in accordance with its terms, subject to (1) applicable bankruptcy, insolvency, reorganization, moratorium and similar applicable laws affecting creditors’ rights generally, and (2) as to enforceability, to general principles of equity (regardless of whether enforcement is sought in an action at law or in equity); 5.1.9. the execution and delivery of this Ellison Guarantee by the Trust does not, and the performance of this Ellison Guarantee by the Trust does not and will not, (i) conflict with or violate the organizational documents of the Trust, (ii) conflict with or violate any law applicable to the Trust or by which any of its properties or assets is bound or affected or (iii) result in any breach or violation of, or constitute a default (or an event which, with

7 or without notice or lapse of time or both, would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, any material contract or other instrument or obligation to which the Trust is a party or by which the Trust or any of its properties or assets is bound or affected; 5.1.10. as of the date hereof, except as disclosed in writing by the Guarantors to the Guaranteed Party prior to the date hereof, none of the assets held by the Trust are subject to any lien, encumbrance, mortgage, pledge, hypothecation, security interest, equitable interest, charge, restriction on transfer, option, derivative arrangement that may result in funding obligations (including any margin call), right of first refusal or offer, preemptive right or any other similar restriction or covenant with respect to or governing the use, receipt of income or exercise of any other attribute of ownership of assets held by the Trust, or other adverse claim of any kind; 5.1.11. (i) the balance sheet information of the Trust previously provided to the Guaranteed Party and dated as of December 31, 2025 (the “Trust Balance Sheet”) presents fairly, in all material respects, the financial position of the Trust as of the date thereof (the “Trust Balance Sheet Date”) and (ii) since the Trust Balance Sheet Date, there has been no material adverse effect on the assets and liabilities of the Trust or any other change that would or would reasonably be expected to materially impair or prevent the Trust from performing its obligations hereunder; 5.1.12. as of the date hereof, there is no claim, litigation or other proceeding against the Trust or its assets that would reasonably be expected to interfere with the Trust’s ability to timely and fully pay and perform its obligations under the Transaction Documents, including this Ellison Guarantee and the Subscription Agreement; 5.1.13. the assets of the Trust do not constitute community property, quasi- community property, or marital property under any applicable laws; and 5.1.14. no spouse, former spouse or other Person has any claim or right to the assets held in the Trust during L. Ellison’s lifetime or as a result of L. Ellison’s death that would prevent the Trust from fulfilling its obligations hereunder. 5.2. L. Ellison hereby represents and warrants to the Guaranteed Party that: 5.2.1. he has all necessary power and authority and legal capacity to execute and deliver this Ellison Guarantee and to perform his obligations hereunder; 5.2.2. he has, together with the Trust, and will continue to have, together with the Trust, for so long as this Ellison Guarantee is in effect, the financial capacity to timely and fully pay and perform his obligations under this Ellison Guarantee, taking into account his and the Trust’s obligations hereunder and all of his and the Trust’s other obligations, and all funds necessary for him and the Trust to timely and fully fulfill their obligations under this Ellison Guarantee (including the Guaranteed Obligations) shall be available to him or the Trust for so long as this Ellison Guarantee shall remain in effect in accordance with Section 8 hereof;

8 5.2.3. the execution, delivery and performance by L. Ellison of this Ellison Guarantee has been duly and validly authorized by all necessary action and do not contravene any applicable law or any material contractual restriction binding on him or his assets; 5.2.4. all consents, approvals, authorizations, permits of, filings with and notifications to, any Governmental Entity or other Person necessary for the due execution, delivery and performance of this Ellison Guarantee by L. Ellison have been obtained or made and all conditions thereof have been duly complied with, and no other action by, and no notice to or filing with, any Governmental Entity or other Person is required in connection with the execution, delivery or performance of this Ellison Guarantee; 5.2.5. this Ellison Guarantee has been duly and validly executed and delivered by L. Ellison and, assuming due execution and delivery by the Guaranteed Party, constitutes a legal, valid and binding obligation of L. Ellison enforceable against him in accordance with its terms, subject to (1) applicable bankruptcy, insolvency, reorganization, moratorium and similar applicable laws affecting creditors’ rights and remedies generally, and (2) as to enforceability, to general principles of equity (regardless of whether enforcement is sought in an action at law or in equity); and 5.2.6. the execution and delivery of this Ellison Guarantee by L. Ellison does not, and the performance of this Ellison Guarantee by L. Ellison will not, (i) conflict with or violate any law applicable to him or by which any of his properties or assets is bound or affected, or (ii) result in any breach or violation of, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, any contract or other instrument or obligation to which L. Ellison is a party or by which L. Ellison or any of his properties or assets is bound or affected, except, with respect to each of the foregoing clauses (i) and (ii), for any such conflicts, violations, breaches, defaults or other occurrences which would not, and would not reasonably be expected to, individually or in the aggregate, materially affect his ability to enter into or timely perform his obligations under this Ellison Guarantee. 5.3. Each of the Guarantors covenants and agrees that it will not sell, pledge, assign, transfer, dispose of or encumber its assets in any manner that would, or could reasonably be expected to, adversely impact its ability to timely and fully perform its obligations hereunder, including payment of the Guaranteed Obligations in full. Without limiting the generality of the foregoing, L. Ellison covenants and agrees that he will not, and he will cause any other co-trustee of the Trust and any other Person not to, (i) revoke the Trust, (ii) permit the terms of the Trust to be amended in any way that would adversely affect the Trust’s ability to perform its obligations hereunder, or (iii) otherwise take any action with the intent or effect of avoiding payment or impairing performance of the Guaranteed Obligations.

9 6. NO ASSIGNMENT. 6.1. Neither of the Guarantors nor the Guaranteed Party may assign or delegate, as applicable, its respective rights, interests or obligations hereunder, in whole or in part, to any other person (whether by operation of law or otherwise) without the prior written consent of the Guaranteed Party (in the case of assignment by a Guarantor) or the Guarantors (in the case of assignment by the Guaranteed Party). Any assignment or delegation in breach of this Section 6.1 shall be null and void and of no force and effect. 7. NOTICES. 7.1. All notices, requests, instructions, consents, claims, demands, waivers, approvals and other communications to be given or made hereunder by one or more parties hereto to one or more of the other parties hereto shall be in writing and shall be deemed to have been duly given or made on the date of receipt by the recipient thereof if received prior to 5:00 p.m. in the place of receipt and such day is a Business Day (or otherwise on the next succeeding Business Day) if (a) served by personal delivery or by a nationally recognized overnight courier service upon the party or parties for whom it is intended, (b) delivered by registered or certified mail, return receipt requested or (c) sent by email; provided that the email transmission is promptly confirmed by telephone or in writing by the recipient thereof (excluding out-of-office replies or other automatically generated responses). Such communications shall be sent to the respective parties hereto at the following street addresses or email addresses or at such other street address or email address for a party as shall be specified for such purpose in a notice given in accordance with this Section 7.1: if to the Guarantors: The Lawrence J. Ellison Revocable Trust u/a/d 1/22/88, as amended c/o Lawrence Investments, LLC 101 Ygnacio Valley Rd., Suite 320 Walnut Creek, CA 94596 Attention: Paul T. Marinelli Email: *** and copy to *** with a copy (which shall not constitute notice) to: Latham & Watkins LLP 1271 Avenue of the Americas New York, NY 10020 Attention: Ian Nussbaum Max Schleusener Rick Offsay Email: *** *** *** and to:

10 Cravath, Swaine & Moore LLP Two Manhattan West 375 Ninth Avenue New York, NY 10001 Attention: Faiza Saeed Daniel Cerqueira Claudia Ricciardi Alexander Greenberg Minh Van Ngo Email: *** *** *** *** *** if to the Guaranteed Party: Warner Bros. Discovery, Inc. 230 Park Avenue South New York, New York 10003 Attention: *** Email: *** with a copy to (which shall not constitute notice): Debevoise & Plimpton LLP 66 Hudson Boulevard New York, New York 10001 Attention: Jonathan E. Levitsky Gordon S. Moodie Katherine D. Taylor Erik J. Andren Email: *** *** *** *** and to: Wachtell, Lipton, Rosen & Katz 51 West 52nd Street New York, New York 10019 Attention: Andrew J. Nussbaum Karessa L. Cain Hannah Clark

11 Email: *** *** *** 8. CONTINUING GUARANTEE. 8.1. Unless terminated pursuant to this Section 8, this Ellison Guarantee may not be revoked or terminated and shall remain in full force and effect and shall be binding on each Guarantor, its successors and permitted assigns until all Guaranteed Obligations have been indefeasibly paid, observed, performed and satisfied in full, at which time this Ellison Guarantee shall terminate and the Guarantors shall have no further obligations under this Ellison Guarantee. Notwithstanding the foregoing, or anything express or implied in this Ellison Guarantee or otherwise, this Ellison Guarantee shall only terminate and the Guarantors shall only have no further obligations under or in connection with this Ellison Guarantee as of the earliest of: (a) the consummation of the Closing in accordance with the Merger Agreement and the payment by or on behalf of Paramount of all amounts due under the Merger Agreement; and (b) ninety (90) days following the valid termination of the Merger Agreement in accordance with its terms unless (1) the Guaranteed Party presents the Guarantors a notice of a claim for payment of any Guaranteed Obligation in writing that the Guarantors or Paramount have not paid in full to the Guaranteed Party or (2) the Guaranteed Party or any of its respective affiliates, successors or assigns (or any agent or representative on their behalf) shall have commenced a Proceeding against a Guarantor in accordance with this Ellison Guarantee or against Paramount or Merger Sub alleging that any Guarantor, Paramount or Merger Sub (as applicable) is liable for payment obligations under the Merger Agreement or that any Guarantor is liable for any portion of the Guaranteed Obligations pursuant to this Ellison Guarantee, in each of the cases of clauses (1) or (2), prior to the end of such ninety (90) day period (in which case this Ellison Guarantee shall not terminate pursuant to this clause (b) until the earlier to occur of (x) entry of a final, non-appealable order of a court of competent jurisdiction discharging the Guarantors, Paramount or Merger Sub (as applicable) of any such Guaranteed Obligations and the indefeasible payment by the Guarantors, Paramount or Merger Sub (as applicable) to the Guaranteed Party of all amounts payable by the Guarantors, Paramount and Merger Sub pursuant to such order or agreement and (y) a mutual written agreement between the Guarantors and the Guaranteed Party terminating all the obligations of the Guarantors under this Ellison Guarantee). 9. NO RECOURSE. 9.1. The Guaranteed Party acknowledges the separate existence of Paramount and Merger Sub, and that no additional funds are expected to be contributed to Paramount or Merger Sub unless and until the Netflix Termination Fee becomes due and payable, the Closing occurs, the Regulatory Termination Fee becomes due and payable, the Amended Notes Payment Amount becomes due and payable or any damages, losses, costs and expenses become due and payable by Paramount or Merger Sub under or in connection with the Merger Agreement. By its acceptance of this Ellison Guarantee, the Guaranteed Party acknowledges, covenants and agrees this Ellison Guarantee may only be enforced against, and any Proceeding in connection with, arising out of or otherwise resulting from this Ellison Guarantee, or any instrument or other document delivered pursuant to this Ellison Guarantee, may only be brought against the persons expressly named as parties hereto or thereto (or any of their respective successors, legal representatives and permitted

12 assigns) and then only with respect to the obligations set forth herein or therein with respect to such party. 9.2. For the avoidance of doubt, nothing in this Ellison Guarantee shall prohibit the Guaranteed Party from pursuing both a grant of specific performance or other equitable relief pursuant to, and in accordance with the terms of, the Merger Agreement and the payment of the Guaranteed Obligations or other monetary damages that may be available thereunder (subject to the limitations set forth therein); provided, that, in no event shall the Guaranteed Party be entitled to both (x) a grant of specific performance of the obligation to consummate the Transactions contemplated by Merger Agreement that results in the Closing and (y) payment of the Regulatory Termination Fee. This Section 9 shall survive the termination of this Ellison Guarantee. 10. REGULATORY COOPERATION 10.1. Each Guarantor shall, and shall cause its controlled affiliates (other than Oracle Corporation, Ellison Institute of Technology or any of the respective controlled Affiliates of Oracle Corporation or Ellison Institute of Technology) to, (i) use its reasonable best efforts to (A) prepare and file, in consultation with the Guaranteed Party, as promptly as practicable with any Governmental Entity or other third party all documentation to effect all necessary, proper or advisable filings, notices, petitions, statements, registrations, submissions of information, applications and other documents and (B) obtain and maintain all approvals, consents, registrations, permits, authorizations and other confirmations from any Governmental Entity or other third party, in each case, that are necessary, proper or advisable to consummate and make effective the Merger and the other transactions contemplated by this Ellison Guarantee and the Merger Agreement, (ii) furnish the Guaranteed Party any reasonable assistance, including making any necessary filings with or submissions to, or supplying information or documentation to, Governmental Entities, as the Guaranteed Party may request in connection with the Transactions and (iii) defend through litigation on the merits (including through appeal) any claim asserted in any court, agency or other Proceeding by any Person, including any Governmental Entity, seeking to delay, restrain, prevent, enjoin or otherwise prohibit consummation of the transactions contemplated by the Merger Agreement. In furtherance and not in limitation of the foregoing, each Guarantor agrees to comply with Sections 6.4(b) through (d) of the Merger Agreement as if it were Buyer, mutatis mutandis. 10.2. No Guarantor shall, and each Guarantor shall cause their respective Affiliates (other than Oracle Corporation and Ellison Institute of Technology or any of the respective controlled Affiliates of Oracle Corporation or Ellison Institute of Technology) not to (i) take, cause or permit to be taken or omit to take any action, including any action with respect to any actions or filings that would be required to be made pursuant to any applicable Antitrust Laws, Foreign Regulatory Laws or other Laws, that would reasonably be expected to prevent or materially delay the consummation of the Transactions or (ii) propose, announce an intention, enter into any agreements or otherwise make a commitment to take such action. Without limiting the generality of the foregoing, no Guarantor shall, and each Guarantor shall cause their respective Affiliates (other than Oracle Corporation, Ellison Institute of Technology or any of the respective controlled Affiliates of Oracle Corporation or Ellison Institute of Technology) not to, acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of or equity in, or by any other manner, any Person or portion thereof, or otherwise acquire or agree

13 to acquire any assets, if any such action could reasonably be expected to materially delay or materially increase the risk of not obtaining any consent, approval, authorization, declaration, waiver, license, franchise, permit, certificate or order of any Governmental Entity necessary to consummate the transactions contemplated hereby or prevent or materially delay the consummation of the Transactions. 11. GOVERNING LAW; JURISDICTION; VENUE; WAIVER OF JURY TRIAL. 11.1. This Ellison Guarantee shall be deemed to be made in and in all respects shall be interpreted, construed and governed by and in accordance with the laws of the state of Delaware without regard to the conflict of law principles thereof (or any other jurisdiction) to the extent that such principles would direct a matter to another jurisdiction. 11.2. Each of the parties hereto agrees that: (i) it shall bring any Proceeding in connection with, arising out of or otherwise relating to this Ellison Guarantee, any instrument or other document delivered pursuant to this Ellison Guarantee or the transactions contemplated hereby exclusively in the Court of Chancery of the State of Delaware, or (and only if) such court finds it lacks subject matter jurisdiction, the Superior Court of the State of Delaware (Complex Commercial Division): provided that if subject matter jurisdiction over the matter that is the subject of the Proceeding is vested exclusively in the United States federal courts, such Proceeding shall be heard in the United States District Court for the District of Delaware (the “Chosen Courts”), and (ii) solely in connection with such Proceedings, (A) it irrevocably and unconditionally submits to the exclusive jurisdiction of the Chosen Courts, (B) it waives any objection to the laying of venue in any Proceeding in the Chosen Courts, (C) it waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any party hereto, (D) mailing of process or other papers in connection with any such Proceeding in the manner provided in Section 7.1 or in such other manner as may be permitted by applicable Law shall be valid and sufficient service thereof and (E) it shall not assert as a defense any matter or claim waived by the foregoing clauses (A) through (D) of this Section 11.2 or that any Governmental Order issued by the Chosen Courts may not be enforced in or by the Chosen Courts. 11.3. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY BE IN CONNECTION WITH, ARISE OUT OF OR OTHERWISE RELATE TO THIS ELLISON GUARANTEE, ANY INSTRUMENT OR OTHER DOCUMENT DELIVERED PURSUANT TO THIS ELLISON GUARANTEE OR OTHER DOCUMENT DELIVERED PURSUANT TO THIS ELLISON GUARANTEE OR THE TRANSACTIONS CONTEMPLATED HEREBY, IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY PROCEEDING DIRECTLY OR INDIRECTLY, IN CONNECTION WITH, ARISING OUT OF OR OTHERWISE RELATING TO THIS ELLISON GUARANTEE, ANY INSTRUMENT OR OTHER DOCUMENT DELIVERED PURSUANT TO THIS ELLISON GUARANTEE OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO HEREBY ACKNOWLEDGES AND CERTIFIES (i) THAT NO REPRESENTATIVE OF THE OTHER PARTIES HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTIES HERETO WOULD NOT, IN THE EVENT OF ANY ACTION

14 OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) IT MAKES THIS WAIVER VOLUNTARILY AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS ELLISON GUARANTEE AND THE TRANSACTIONS CONTEMPLATED HEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS, ACKNOWLEDGMENTS AND CERTIFICATIONS CONTAINED IN THIS SECTION 11.3. 12. COUNTERPARTS. 12.1. This Ellison Guarantee may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement. A signed copy of this Ellison Guarantee delivered by facsimile, email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Ellison Guarantee. 13. THIRD PARTY BENEFICIARIES. 13.1. This Ellison Guarantee shall be binding upon, inure solely to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns, and nothing express or implied in this Ellison Guarantee is intended to, or shall, confer upon any other person any benefits, rights or remedies under or by reason of, or any rights to enforce or cause the Guaranteed Party to enforce, the obligations set forth herein; provided that, in accordance with Section 261 of the General Corporation Law of the State of Delaware, the Guaranteed Party shall have the right, on behalf of the Guaranteed Party’s stockholders, to pursue specific performance or, if specific performance is not sought or granted as a remedy, to seek damages in accordance with this Ellison Guarantee (which shall include the benefit of the bargain lost by the Guaranteed Party’s stockholders) in the event of a breach by a Guarantor of this Ellison Guarantee, it being acknowledged and agreed that in no event shall any such stockholders of the Guaranteed Party or any other Person be entitled to enforce any of their rights, or any Guarantor’s obligations, under this Ellison Guarantee in the event of any such breach, but rather the Guaranteed Party shall have the sole and exclusive right to do so as a representative for such stockholders of the Guaranteed Party (and upon receipt of any payments as a result thereof, the Guaranteed Party shall be entitled to retain the amount of such payments so received). 14. MISCELLANEOUS. 14.1. This Ellison Guarantee and the other Transaction Documents (i) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements, negotiations, understandings, and representations and warranties, whether oral or written, with respect to such matters and (ii) except as provided in Section 13, this Ellison Guarantee is not intended to confer upon any person other than the parties hereto any rights or remedies whatsoever. Subject to the provisions of applicable Law, this Ellison Guarantee may be amended, modified or waived if such amendment, modification or waiver is in writing and signed, in the case of an amendment or modification, by each party hereto, or in the case of a waiver, by the party against whom the waiver is to be effective. The Guaranteed Party and its affiliates are not relying upon any prior or contemporaneous statement, undertaking, understanding, agreement, representation or warranty, whether written or

15 oral, made by or on behalf of any of the Guarantors or any other person in connection with this Ellison Guarantee except as expressly set forth herein by the Guarantor, in the Subscription Agreement or the Other Subscription Agreement by any party thereto or in the Merger Agreement by Buyer or Merger Sub. The Guarantors and their respective affiliates are not relying upon any prior or contemporaneous statement, undertaking, understanding, agreement, representation or warranty, whether written or oral, made by or on behalf of the Guaranteed Party in connection with this Ellison Guarantee except as expressly set forth herein or in the Merger Agreement by the Guaranteed Party. 14.2. The provisions of this Ellison Guarantee shall be deemed severable, and the illegality, invalidity or unenforceability of any provision shall not affect the legality, validity or enforceability of the other provisions of this Ellison Guarantee. If any provision of this Ellison Guarantee, or the application of such provision to any Person or any circumstance, is illegal, invalid or unenforceable, (a) a suitable and equitable provision to be negotiated by the parties hereto, each acting reasonably and in good faith, shall be substituted therefor in order to carry out, so far as may be legal, valid and enforceable, the intent and purpose of such illegal, invalid or unenforceable provision, and (b) the remainder of this Ellison Guarantee and the application of such provision to other Persons or circumstances shall not be affected by such illegality, invalidity or unenforceability, nor shall such illegality, invalidity or unenforceability affect the legality, validity or enforceability of such provision, or the application of such provision, in any other jurisdiction. Each party hereto covenants and agrees that it shall not assert, and shall cause its respective affiliates and representatives not to assert, that this Ellison Guarantee or any part hereof is invalid, illegal or unenforceable in accordance with its terms. 14.3. The headings herein are for convenience of reference only, do not constitute part of this Ellison Guarantee and shall not be deemed to limit or otherwise affect any of the provisions hereof. Except as otherwise expressly provided herein, for purposes of this Ellison Guarantee: (i) the terms defined in the singular have a comparable meaning when used in the plural and vice versa; (ii) words importing the masculine gender shall include the feminine and neutral genders and vice versa; (iii) whenever the words “includes” or “including” are used, they shall be deemed to be followed by the words “including without limitation”; (iv) the word “or” is not exclusive; (v) the words “hereto,” “hereof,” “hereby,” “herein,” “hereunder” and similar terms in this Ellison Guarantee shall refer to this Ellison Guarantee as a whole and not any particular provision of this Ellison Guarantee; (vi) the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends and such phrase shall not mean simply “if”; and (vii) the word “will” shall be construed to have the same meaning and effect as the word “shall”. The parties hereto have participated jointly in negotiating and drafting this Ellison Guarantee. In the event that an ambiguity or a question of intent or interpretation arises, this Ellison Guarantee shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any provision of this Ellison Guarantee. 14.4. All parties acknowledge that each party and its counsel have reviewed this Ellison Guarantee and that any rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Ellison Guarantee.

16 14.5. Each Guarantor acknowledges and agrees that the rights of the Guaranteed Party hereunder are special, unique and of extraordinary character and that if for any reason any of the provisions of this Ellison Guarantee are not performed in accordance with their specific terms or are otherwise breached, immediate and irreparable harm or damage would be caused for which money damages would not be an adequate remedy. Accordingly, each Guarantor agrees that, in addition to any other available remedies the Guaranteed Party may have in equity or at law, the Guaranteed Party shall be entitled to enforce specifically the terms and provisions of this Ellison Guarantee and to obtain an injunction restraining any breach or violation or threatened breach or violation of the provisions of this Ellison Guarantee without necessity of posting a bond or other form of security. In the event that any Proceeding should be brought in equity to enforce the provisions of this Ellison Guarantee, no Guarantor shall allege, and each Guarantor hereby waives the defense, that there is an adequate remedy at law. [Remainder of page intentionally left blank]

[Signature Page to Guarantee in favor of Warner Bros. Discovery, Inc.] IN WITNESS WHEREOF, each Guarantor has duly executed this Ellison Guarantee (or caused this Ellison Guarantee to be executed on its behalf by its officer or representative thereunto duly authorized) as of the date first above written. Trust: THE LAWRENCE J. ELLISON REVOCABLE TRUST, U/A/D 1/22/88, AS AMENDED /s/ Paul T. Marinelli Paul T. Marinelli, in his capacity as Co-Trustee of the Lawrence J. Ellison Revocable Trust, u/a/d 1/22/88, as amended /s/ Lawrence J. Ellison Lawrence J. Ellison, in his capacity as Co-Trustee of the Lawrence J. Ellison Revocable Trust, u/a/d 1/22/88, as amended L. Ellison: Lawrence J. Ellison /s/ Lawrence J. Ellison

[Signature Page to Guarantee in favor of Warner Bros. Discovery, Inc.] IN WITNESS WHEREOF, the Guaranteed Party has duly executed this Ellison Guarantee (or caused this Ellison Guarantee to be executed on its behalf by its officer or representative thereunto duly authorized) as of the date first above written. GUARANTEED PARTY: WARNER BROS. DISCOVERY, INC. By: /s/ Bruce Campbell Name: Bruce Campbell Title: Chief Revenue and Strategy Officer

PARAMOUNT TO ACQUIRE WARNER BROS. DISCOVERY TO FORM NEXT- GENERATION GLOBAL MEDIA AND ENTERTAINMENT COMPANY • The newly merged company will be well positioned to compete in the rapidly evolving entertainment industry where storytelling combined with world class technology expertise will be an important driver of value creation across the ecosystem and for shareholders • Investing in the world-class studios of Paramount and WBD, focusing on attracting and retaining the industry’s leading creative talent while expanding the supply of high-quality content for both the combined company’s platforms and third-party distribution platforms • Driving long-term growth by investing in and expanding our DTC business, powered by our combined world-class storytelling to reach more audiences and compete effectively with leading streaming services • Committed to producing a minimum of 30 theatrical films annually, delivering exceptional entertainment to audiences and driving long-term job growth across the film and creative industries • Paramount issuing $47 billion of new Class B shares at $16.02 per share, supported by a fully committed investment from the Ellison Family and RedBird Capital Partners • Transaction values WBD at enterprise value of $110 billion, representing a multiple of 7.5x on fully synergized 2026 EBITDA Los Angeles and New York, February 27, 2026 – Paramount Skydance Corporation (NASDAQ: PSKY) (“Paramount”) and Warner Bros. Discovery, Inc. (NASDAQ: WBD) (“WBD”) today announced they have entered into a definitive merger agreement under which Paramount will acquire WBD, forming a premier global media and entertainment company focused on expanding consumer choice and empowering creative talent worldwide. Under the terms of the agreement, Paramount will pay $31.00 per share in cash for all outstanding shares of WBD. The transaction has been unanimously approved by the Boards of Directors of both companies and is expected to close in Q3 2026, subject to customary closing conditions, including regulatory clearances and approval by WBD shareholders, with a vote expected in the early spring of 2026. In the event the transaction has not closed by September 30, 2026, WBD shareholders will receive a $0.25 per share “ticking fee” for each quarter (measured daily) until closing. The merger unlocks innovative and compelling storytelling opportunities across the combined company’s best-in-class film and television studios, streaming and linear platforms. Together, Paramount and WBD will deliver greater choice for consumers through its leading streaming platforms with an exceptional intellectual property portfolio that has produced popular franchises such as Game of Thrones, Mission Impossible, Harry Potter, Top Gun, the DC Universe and SpongeBob SquarePants. David Ellison, Chairman and CEO of Paramount, a Skydance Corporation, said: “From the very beginning, our pursuit of Warner Bros. Discovery has been guided by a clear purpose: to honor the legacy of two iconic companies while accelerating our vision of building a next-generation media and entertainment company. By bringing together these world-class studios, our complementary streaming platforms, and the extraordinary talent behind them, we will create even greater value for audiences, partners and shareholders — and we couldn’t be more excited for what’s ahead.” David Zaslav, President and CEO of Warner Bros. Discovery said: "I’m very pleased with the outcome we achieved for WBD shareholders and the entertainment industry. Our guiding principle throughout this process has been to secure a transaction that maximizes the value of our iconic assets and our century- old studio while delivering as much certainty as possible for our investors. We look forward to working with Paramount to complete this historic transaction.” Strategic and Financial Benefits of a Paramount-Warner Bros. Discovery Merger • Hollywood Champion: We will invest in expanding the creative engines at the core of both WBD and Paramount. We will maintain both studios while prioritizing the attraction and retention of world- class creative talent, strengthening our ability to deliver a broad pipeline of high-quality content, including 15 theatrical feature films per year per studio, for our combined platforms and third-party distribution partners. • Establishes a Global Streaming Competitor: By uniting the strengths of Paramount and WBD, we will create a premier direct-to-consumer platform with enhanced reach, engagement, and monetization capabilities – positioning the combined company to increase competition while accelerating subscriber growth, deepening engagement, and driving significant long-term profitability. • Pro-Competition: The combination of Paramount+, HBO Max and Pluto creates a highly competitive DTC business that expands both consumer choice and opportunities for creative talent and labor. The deal will deliver compelling value for both content suppliers and consumers – establishing another strong, credible competitor in today’s streaming marketplace. • Transaction Supports a Competitive Theatrical and Content Distribution Ecosystem: o Every film will receive a full theatrical release, with a minimum 45-day window globally before becoming available on paid video-on-demand (VOD), with the intention of 60-90 days or more to maximize the audience for our most successful releases. o Both studios will continue to support a vibrant third-party ecosystem by licensing their films and shows across their own and third-party platforms, while remaining active buyers of content from third-party studios and independent producers. o Following its theatrical run, each film will transition to the current industry standard home video window, preserving paid video-on-demand prior to availability on subscription streaming services. o Paramount will continue to adhere to specific windowing regimes in geographies it operates in, including in France where Paramount maintains its windowing commitments. • A Compelling Portfolio of IP and Content: The combined company will own a film library of more than 15,000 titles and thousands of hours of television programming. It will be home to many of the world’s most iconic and enduring franchises, including Harry Potter, Mission Impossible, Lord of the Rings, Game of Thrones, the DC Universe, Teenage Mutant Ninja Turtles, Transformers, Star Trek and SpongeBob SquarePants. • Broad Sports Rights Portfolio: The merged company will hold one of the industry’s most compelling and competitive portfolios of sports rights, including: the NFL, Olympics, UFC, PGA Tour, NHL, Big Ten and Big 12 Football, NCAA College Basketball, and Champions League, with the ability to distribute these rights collectively across all of our platforms, thereby giving sports fans easier access to more of the content they want in one place.

• Stronger Linear Networks: A complementary portfolio of cable networks spanning entertainment, sports and news will significantly improve cash flow, unlock efficiencies, and strengthen our ability to manage linear market pressures. It also creates a more compelling, unified platform for advertisers through integrated cross-channel sales and activation opportunities. • Diverse International Portfolio: A presence in over 200 countries and territories, including cable and free-to-air networks, that will provide more opportunities for world class storytelling – including local production – to be seen globally and allow us to continue to serve local audiences around the world with the best stories across TV, film, sports, and news. • Technology to Create Stronger Infrastructure Backbone and Improved User Interface: By streamlining the technological underpinning of every aspect of the combined company’s businesses, we will improve the user experience, generate financial and operating efficiencies and eliminate redundancies. • Well-Positioned to Invest in Growth: The pro forma balance sheet and cash flow will enable continued investment in growth initiatives, as demonstrated by the marquee deals announced by Paramount since the close of the Skydance merger, including: Trey Parker and Matt Stone of South Park, the UFC, the Duffer Brothers and Activision, among others. The combined company’s resources and backing of Paramount’s committed investors will support increased investment in content generation, reinvigorating the media industry and enhancing competition to the benefit of talent and labor. Transaction Highlights Paramount will acquire 100% of WBD for $31 per share in cash, plus the “ticking fee”, valuing WBD at $81 billion in equity value and $110 billion in enterprise value. Paramount expects that the acquisition will yield over $6 billion in synergies, which are driven by a combination of: technology integration (such as migrating the combined company to a single enterprise resource planning system and consolidating streaming technology stacks), corporate-wide efficiencies, including procurement savings, optimizing the combined real estate footprint, and otherwise streamlining operational efficiencies. On a fully synergized basis, this values WBD at 7.5x 2026 EBITDA. At closing, we expect to have a net debt-to-EBITDA of 4.3x on a synergized basis, with a clear path to investment grade credit metrics within three years of closing. The transaction is funded by $47 billion in equity, fully backed by the Ellison Family and RedBird Capital Partners. At closing, the equity may include other strategic and financial partners. Under the terms of the equity commitments, new shares of Class B Paramount stock will be issued at a price of $16.02 per share. The terms of this equity investment were decided by a Special Committee of the Board of Directors of Paramount comprised of independent directors with independent legal and financial advisors. In addition to the new cash equity investment, the transaction is backed by $54 billion of debt commitments from Bank of America, Citigroup, and Apollo, which includes $15 billion to backstop WBD’s existing bridge facility and $39 billion of incremental new debt. The $54 billion excludes $3.5 billion of bridge financing from these institutions to backstop our existing $3.5 billion revolving credit facility. In addition, existing Paramount stockholders will have the opportunity to participate in a rights offering of up to $3.25 billion of Class B Paramount stock alongside the new equity investment, which is expected to occur nearer the closing date, at a price of $16.02 per share. The proposed transaction between Paramount and WBD is not subject to any financing conditions.

In connection with the entry into the merger agreement, Paramount has terminated its all-cash tender offer to acquire all outstanding shares of WBD. Centerview Partners LLC and RedBird Advisors are acting as lead financial advisors to Paramount, and Bank of America Securities, Citi, M. Klein & Company and LionTree Advisors are also acting as financial advisors. Cravath, Swaine & Moore LLP and Latham & Watkins LLP are acting as legal counsel to Paramount. Latham & Watkins LLP is also acting as legal counsel to the investor consortium, including the Ellison Family. Allen & Company, J.P. Morgan and Evercore are serving as financial advisors to WBD and Wachtell Lipton, Rosen & Katz and Debevoise & Plimpton LLP are serving as legal counsel. Barclays Capital are acting as financial advisors to the Special Committee of the Board of Directors of Paramount and Cleary, Gottlieb, Steen & Hamilton LLP are serving as legal counsel. Conference Call and Webcast Paramount will conduct a conference call and webcast on Monday, March 2 at 8:30am ET to discuss its merger agreement with WBD. The webcast link and dial-in information will be made available on Paramount’s Investor Relations homepage at ir.paramount.com prior to the call. An audio replay of the call will be available in the Events and Webcasts section of Paramount's Investors homepage. *** About Paramount, a Skydance Corporation Paramount, a Skydance Corporation is a leading, next-generation global media and entertainment company, comprised of three business segments: Studios, Direct-to-Consumer, and TV Media. Paramount’s portfolio unites legendary brands, including Paramount Pictures, Paramount Television, CBS – America’s most-watched broadcast network, CBS News, CBS Sports, Nickelodeon, MTV, BET, Comedy Central, Showtime, Paramount+, Paramount TV, and Skydance’s Animation, Film, Television, Interactive/Games, and Sports divisions. For more information, visit paramount.com. About Warner Bros. Discovery Warner Bros. Discovery is a leading global media and entertainment company that creates and distributes the world's most differentiated and complete portfolio of branded content across television, film, streaming and gaming. Warner Bros. Discovery inspires, informs and entertains audiences worldwide through its iconic brands and products including: Discovery Channel, HBO Max, discovery+, CNN, DC, TNT Sports, Eurosport, HBO, HGTV, Food Network, OWN, Investigation Discovery, TLC, Magnolia Network, TNT, TBS, truTV, Travel Channel, Animal Planet, Science Channel, Warner Bros. Motion Picture Group, Warner Bros. Television Group, Warner Bros. Pictures Animation, Warner Bros. Games, New Line Cinema, Cartoon Network, Adult Swim, Turner Classic Movies, Discovery en Español, Hogar de HGTV and others. For more information, please visit www.wbd.com. Additional Information and Where to Find It This communication may be deemed to be solicitation material in respect of the proposed acquisition of Warner Bros. Discovery, Inc. (“WBD”) by Paramount Skydance Corporation (“Paramount”). In connection with the proposed transaction, WBD intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including WBD’s proxy statement in preliminary and definitive form. INVESTORS AND STOCKHOLDERS OF WBD ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING WBD’S PROXY STATEMENT (WHEN IT IS AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and stockholders of WBD are or will be able to obtain these documents (when they are available) free of charge from the SEC’s website at www.sec.gov, or free of charge from WBD under the “SEC Filings” section of WBD’s website at https://ir.wbd.com. Participants in the Solicitation Paramount and WBD and certain of their respective directors and executive officers, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from security holders of WBD in connection with the proposed transaction. Information about the directors and executive officers of Paramount is set forth in its Current Reports on Form 8-K filed with the SEC on August 7, 2025, September 16, 2025 and January 14, 2026 and in its Annual Report on Form 10-K filed with the SEC on February 25, 2026. Information about WBD’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2024, under the heading “Executive Officers of Warner Bros. Discovery, Inc.,” and its definitive proxy statement filed with the SEC on April 23, 2025, under the heading “Proposal 1: Election of Directors.” To the extent holdings of WBD’s securities by its directors or executive officers has changed since the amounts set forth in such 2025 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 or Statements of Changes of Beneficial Ownership of Securities on Form 4 filed with the SEC. Investors and stockholders of Paramount or WBD are or will be able to obtain these documents free of charge from the SEC’s website at www.sec.gov, from Paramount on Paramount’s website at https://ir.paramount.com/sec-filings/paramount, from WBD on WBD’s website at https://ir.wbd.com or on request from Paramount or WBD, as applicable. Additional information concerning the interests of WBD’s participants in the solicitation, which may, in some cases, be different than those of WBD’s stockholders generally, will be set forth in WBD’s proxy statement relating to the proposed transaction when it becomes available. Cautionary Note Concerning Forward-Looking Statements This communication contains “forward-looking statements” regarding the potential acquisition of WBD. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of Paramount or WBD. Risks and uncertainties include, but are not limited to: the risk that the closing conditions for the acquisition will not be satisfied, including the risk that clearances under the Hart-Scott-Rodino Antitrust Improvements Act or other applicable antitrust laws will not be obtained; uncertainty as to the percentage of WBD stockholders that will vote to approve the proposed transaction at the applicable WBD stockholder meeting; the possibility that the transaction will not be completed in the expected timeframe or at all; potential adverse effects to the businesses of Paramount or WBD during the pendency of the transaction, such as employee departures or distraction of management from business operations; the risk of stockholder litigation relating to the transaction, including resulting expense or delay; the potential that the expected benefits and opportunities of the acquisition, if completed, may not be realized or may take longer to realize than expected; risks related to Paramount’s streaming business; the adverse impact on Paramount’s advertising revenues as a result of changes in consumer behavior, advertising market conditions and deficiencies in audience measurement; risks related to operating in highly competitive and dynamic industries; the unpredictable nature of consumer behavior, as well as evolving technologies and distribution models; risks related to Paramount’s decisions to invest in new businesses, products, services and technologies, and the evolution of Paramount’s business strategy; the potential for loss of carriage or other reduction in, or the impact of negotiations for, the distribution of Paramount’s content; damage to Paramount’s reputation or brands; losses due to asset impairment charges for goodwill, content and long-lived assets, including finite-lived intangible assets; liabilities related to discontinued operations and former businesses; increasing scrutiny of, and evolving expectations for, sustainability initiatives; evolving business continuity, cybersecurity, privacy and data protection and similar risks; challenges in protecting and maintaining Paramount’s intellectual property rights; domestic and global political, economic and regulatory factors affecting Paramount’s businesses generally; the inability to hire or retain key employees or secure creative talent; disruptions to Paramount’s operations as a result of labor disputes; risks and costs associated with the integration of, and Paramount’s ability to integrate, the businesses of Paramount Global and Skydance Media, LLC successfully and to achieve anticipated synergies; litigation relating to the transactions contemplated by the transaction agreement entered into on July 7, 2024, between Paramount Global and Skydance Media, LLC, potentially resulting in substantial costs; volatility in the price of Paramount’s Class B common stock;

the effect Paramount’s dual-class capital structure and the concentrated ownership may have on the price of its Class B common stock or business; risks related to a private sale of a controlling interest in Paramount, including that Paramount’s stockholders may not realize any change of control premium on shares of Paramount’s Class B common stock and that Paramount may become subject to the control of a presently unknown third party; risks associated with Paramount’s status as a “controlled company” under Nasdaq rules, including its exemption from certain corporate governance requirements; risks associated with the lack of voting rights of Paramount’s Class B common stock; risks that anti-takeover provisions in Paramount’s amended and restated certificate of incorporation (“Charter”) and amended and restated bylaws, and under Delaware law, could deter, delay, or prevent a change of control; risks that exclusive forum provisions in Paramount’s Charter could limit a stockholder’s choice of forum for certain claims and discourage lawsuits against Paramount’s directors and officers; risks that corporate opportunity provisions in Paramount’s Charter could permit certain persons to pursue competitive opportunities that might otherwise be available to Paramount; and risks associated with Paramount’s holding company structure, including its dependence on distributions from its subsidiaries to meet tax obligations and other cash requirements; A further list and description of these risks, uncertainties and other factors and the general risks associated with the respective businesses of Paramount and WBD can be found in Paramount’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 25, 2026, including in the sections captioned “Cautionary Note Concerning Forward-Looking Statements” and “Item 1A. Risk Factors,” and Paramount’s subsequent filings with the SEC, and WBD’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on February 27, 2025, including in the section captioned “Item 1A. Risk Factors” and in WBD’s most recently filed Quarterly Report on Form 10-Q and WBD’s subsequent filings with the SEC. Copies of these filings, as well as subsequent filings, are available online at www.sec.gov, https://ir.paramount.com/sec-filings/paramount, https://ir.wbd.com or on request from Paramount or WBD. Neither Paramount nor WBD undertakes to update any forward-looking statement as a result of new information or future events or developments, except as required by law.